UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Filed by a Party other than the Registrant	[ ]

Check the appropriate box:

[X]	Preliminary Proxy Statement
[ ]	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to Section 240.14a-12

BIORESTORATIVE THERAPIES, INC.
 (Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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[X]	No fee required
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

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2)	Aggregate number of securities to which transaction applies: not applicable

3)
Per unit price or other underlying value of transaction computed pursuant to Exchange  Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

not applicable

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5)	Total fee paid: not applicable

[ ]	Fee paid previously with preliminary materials:

[ ]
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2)  and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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BIORESTORATIVE THERAPIES, INC.
555 Heritage Drive
Jupiter, Florida 33458

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON DECEMBER 19, 2014

To the Stockholders of BioRestorative Therapies, Inc.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of BioRestorative Therapies, Inc., a Nevada corporation (the “Company”), will be held on December 19, 2014 at 90 Merrick Avenue, 9th Floor, East Meadow, New York, at 4:00 p.m., local time, for the following purposes:

1.	To elect four directors for the coming year.

2.
To approve amendments to the Company’s 2010 Equity Participation Plan (the “Plan”) to increase the number of shares of common stock authorized to be issued pursuant to the Plan from 6,000,000 to 20,000,000.

3.	To authorize the reincorporation of the Company from the State of Nevada to the State of Delaware pursuant to a plan of conversion in accordance with Nevada and Delaware law.

4.	To approve the establishment of a classified Board of Directors if and when the Company is reincorporated in the State of Delaware, as set forth in Proposal 3.

5.	To approve an amendment to the Company’s articles of incorporation to increase the number of shares of common stock authorized to be issued by the Company from 100,000,000 to 200,000,000.

6.	To approve an amendment to the Company’s articles of incorporation to increase the number of shares of preferred stock authorized to be issued by the Company from 1,000,000 to 5,000,000.

7.	To ratify the selection of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014.

8.
To authorize the adjournment of the meeting to permit further solicitation of proxies, if necessary or appropriate, if sufficient votes are not represented at the meeting to approve any of the foregoing proposals.

9.	To transact such other business as may properly come before the meeting.

Only stockholders of record at the close of business on October 24, 2014 are entitled to notice of and to vote at the meeting or at any adjournment thereof.

Important notice regarding the availability of Proxy Materials: The proxy statement, the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2013 and the Company’s Quarterly Report on Form 10-Q for the period ended June 30, 2014 are available electronically to the Company’s stockholders of record as of the close of business on October 24, 2014 at www.proxyvote.com.

Mark Weinreb
Chief Executive Officer

Jupiter, Florida
October __, 2014
WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SUBMIT YOUR PROXY OR VOTING INSTRUCTIONS AS SOON AS POSSIBLE. FOR SPECIFIC INSTRUCTIONS ON HOW TO VOTE YOUR SHARES, PLEASE REFER TO THE INSTRUCTIONS ON THE NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS YOU RECEIVED IN THE MAIL OR, IF YOU REQUESTED TO RECEIVE PRINTED PROXY MATERIALS, YOUR ENCLOSED PROXY CARD. ANY STOCKHOLDER MAY REVOKE A SUBMITTED PROXY AT ANY TIME BEFORE THE MEETING BY WRITTEN NOTICE TO SUCH EFFECT, BY SUBMITTING A SUBSEQUENTLY DATED PROXY OR BY ATTENDING THE MEETING AND VOTING IN PERSON. THOSE VOTING BY INTERNET OR BY TELEPHONE MAY ALSO REVOKE THEIR PROXY BY VOTING IN PERSON AT THE MEETING OR BY VOTING AND SUBMITTING THEIR PROXY AT A LATER TIME BY INTERNET OR BY TELEPHONE.

BIORESTORATIVE THERAPIES, INC.
555 Heritage Drive
Jupiter, Florida 33458
____________________________

PROXY STATEMENT
____________________________

EXPLANATORY NOTE

All references in this proxy statement to numbers of shares of common stock and per share information give retroactive effect to the 1-for-50 reverse split of our shares of common stock effected as of April 15, 2013.

SOLICITING, VOTING AND REVOCABILITY OF PROXY

This proxy statement is being mailed or made available to all stockholders of record at the close of business on October 24, 2014 in connection with the solicitation by our Board of Directors of proxies to be voted at the 2014 Annual Meeting of Stockholders to be held on December 19, 2014 at 4:00 p.m., local time, or any adjournment thereof.  Proxy materials for the 2014 Annual Meeting of Stockholders were mailed or made available to stockholders on or about November __, 2014.

All shares represented by proxies duly executed and received will be voted on the matters presented at the meeting in accordance with the instructions specified in such proxies. Proxies so received without specified instructions will be voted as follows:

(i)	FOR the nominees named in the proxy to our Board of Directors.

(ii)
FOR the proposal to approve the amendments to our 2010 Equity Participation Plan (the “Plan”) to increase the number of shares of common stock authorized to be issued pursuant to the Plan from 6,000,000 to 20,000,000.

(iii)	FOR the proposal to authorize our reincorporation from the State of Nevada to the State of Delaware pursuant to a plan of conversion in accordance with Nevada and Delaware law.

(iv)	FOR the proposal to establish a classified Board of Directors if and when we are reincorporated in the State of Delaware.

(v)	FOR the proposal to amend our articles of incorporation to increase the number of shares of common stock authorized to be issued by us from 100,000,000 to 200,000,000.

(vi)	FOR the proposal to amend our articles of incorporation to increase the number of shares of preferred stock authorized to be issued by us from 1,000,000 to 5,000,000.

(vii)	FOR the ratification of the selection of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2014.

(viii)
FOR the proposal to adjourn the meeting to permit further solicitation of proxies, if necessary or appropriate, if sufficient votes are not represented at the meeting to approve any of the foregoing proposals.

If you are a beneficial owner of shares held in street name and you do not provide specific voting instructions to the organization that holds your shares, the organization will be prohibited under the current rules of the New York Stock Exchange from voting your shares on “non-routine” matters. This is commonly referred to as a “broker non-vote”. The ratification of the selection of our independent registered public accounting firm is a routine matter. Each remaining proposal is considered a “non-routine” matter and therefore may not be voted on by your bank or broker absent specific instructions from you. Please instruct your bank or broker so your vote can be counted.

Our Board does not know of any other matters that may be brought before the meeting nor does it foresee or have reason to believe that the proxy holder will have to vote for substitute or alternate nominees to the Board. In the event that any other matter should come before the meeting or any nominee is not available for election, the person named in the enclosed proxy will have discretionary authority to vote all proxies not marked to the contrary with respect to such matters in accordance with his best judgment.

The total number of shares of common stock outstanding and entitled to vote as of the close of business on October 24, 2014 was 31,272,801.  The shares of common stock are the only class of securities entitled to vote on matters presented to our stockholders, each share being entitled to one vote.  The holders of one-third of the shares of common stock outstanding as of the close of business on October 24, 2014, or 10,424,267 shares of common stock, must be present at the meeting in person or by proxy in order to constitute a quorum for the transaction of business.

With regard to the election of directors, votes may be cast in favor or withheld. The directors shall be elected by a plurality of the votes cast in favor. Accordingly, based upon there being four nominees, each person who receives one or more votes will be elected as a director. Shares of common stock as to which a stockholder withholds voting authority in the election of directors and broker non-votes will not be counted as voting thereon and therefore will not affect the election of the nominees receiving a plurality of the votes cast.

Stockholders may expressly abstain from voting on Proposals 2, 3, 4, 5, 6, 7 and 8 by so indicating on the proxy. Abstentions are counted as present in the tabulation of votes on Proposals 2, 3, 4, 5, 6, 7 and 8. Since Proposals 2, 7 and 8 require the affirmative approval of a majority of the shares of common stock present in person or represented by proxy at the meeting and entitled to vote (assuming a quorum is present at the meeting), abstentions will have the effect of a negative vote while broker non-votes will have no effect.  Since Proposals 3, 4, 5 and 6 require the affirmative approval of a majority of the shares of common stock outstanding and entitled to vote (assuming a quorum is present at the meeting), abstentions, as well as broker non-votes, will have the effect of a negative vote.

Any person giving a proxy in the form accompanying this proxy statement has the power to revoke it at any time before its exercise. The proxy may be revoked by filing with us written notice of revocation or a fully executed proxy bearing a later date. The proxy may also be revoked by affirmatively electing to vote in person while in attendance at the meeting. However, a stockholder who attends the meeting need not revoke a proxy given and vote in person unless the stockholder wishes to do so. Written revocations or amended proxies should be sent to us at 555 Heritage Drive, Suite 132, Jupiter, Florida 33458, Attention: Corporate Secretary. Those voting by Internet or by telephone may also revoke their proxy by voting in person at the meeting or by voting and submitting their proxy at a later time by Internet or by telephone.

The proxy is being solicited by our Board of Directors. We will bear the cost of the solicitation of proxies, including the charges and expenses of brokerage firms and other custodians, nominees and fiduciaries for forwarding proxy materials to beneficial owners of our shares. Solicitations will be made primarily by Internet availability of proxy materials and by mail, but certain of our directors, officers or employees may solicit proxies in person or by telephone, telecopy or email without special compensation.

Summary Compensation Table

The following Summary Compensation Table sets forth all compensation earned in all capacities during the fiscal years ended December 31, 2013 and 2012 by our (i) principal executive officer and (ii) all other executive officers, other than our principal executive officer, whose total compensation for the 2013 fiscal year, as determined by Regulation S-K, Item 402, exceeded $100,000 (the individuals falling within categories (i) and (ii) are collectively referred to as the “Named Executive Officers”):

										Option
Name and Principal		Salary				Bonus				Awards		All Other Compensation				Total
Position	Year	Earned		Waived		Earned		Waived		Earned		Earned		Waived		Earned		Waived
Mark Weinreb,	2013	$360,000	(1)	$240,000	(1)	$-	(3)	$300,000	(3)	$50,550	(4)	$14,400	(1)	$25,000	(1)	$424,950	(1)	$565,000	(1)
Chief Executive Officer	2012	$509,000		$-		$324,500	(3)	$-		$696,000	(4)	$231,592		$-		$1,761,092	(2)	$-

Francisco Silva,	2013	$230,000		$-		$-		$-		$20,220	(4)	$-		$-		$250,220		$-
VP of Research and Development(5)	2012	$179,167		$-		$-		$-		$115,250	(4)(6)	$-		$-		$294,417		$-

Mandy Clyde,	2013	$118,000		$-		$-		$-		$16,176	(4)	$-		$-		$134,176		$-
VP of Operations	2012	$100,000		$-		$-		$-		$49,950	(4)	$-		$-		$149,950		$-
___________________
(1)
Of the aggregate $989,950 payable for services rendered during 2013, (a) $240,000, $300,000 and $25,000 in salary, bonus and unpaid vacation, respectively, were waived by Mr. Weinreb and (b) $50,550 represents the grant date value of non-cash stock-based compensation awards, irrespective of the vesting period of those awards. Of the $374,400 earned cash compensation, $14,400 and $360,000 were paid in cash during 2013 and 2014 (prior to the date of this proxy statement), respectively. All Other Compensation-Earned represents the automobile allowance paid to Mr. Weinreb in 2013.

(2)
Of the aggregate $1,761,092 earned during 2012, $696,000 represents the grant date value of non-cash stock-based compensation awards, irrespective of the vesting period of those awards. Of the earned remainder, $444,992, $437,619 and $182,481 were paid in cash during 2012, 2013 and 2014, respectively, and none remains unpaid.  In addition to his contractual bonus, as discussed in footnote (3) below, a special bonus of $70,000 was awarded and paid to Mr. Weinreb in connection with our entering into the license agreement with Regenerative Sciences, LLC described in Item 1 of our Annual Report on Form 10-K for the fiscal year ended December 31, 2013 (“Business-Disc/Spine Program”) incorporated herein by reference. All Other Compensation includes $197,192 paid to reimburse Mr. Weinreb for tax payments due on his non-cash stock-based compensation, plus automobile and vacation allowances, of which none remains unpaid.

(3)
Pursuant to Mr. Weinreb’s employment agreement with us, he earns a bonus equal to 50% of his annual salary. See “Employment Agreements” below. Mr. Weinreb waived his entitlement to receive a bonus for 2013. Of the 2012 earned bonus amount, none remains unpaid.

(4)
The amounts reported in this column represent the grant date fair value of the option awards granted during the years ended December 31, 2013 and 2012, calculated in accordance with FASB ASC Topic 718. For a detailed discussion of the assumptions used in estimating fair values, see Note 10 – Stockholders’ Deficiency in the notes that accompany our consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2013 incorporated herein by reference.

(5)
Mr. Silva, our Vice President of Research and Development, served in such capacity from April 2011 to March 2012. In March 2012, he transitioned from such position to Research Scientist. In June 2012, Mr. Silva became our Chief Scientist. In March 2013, he reassumed the position of Vice President of Research and Development.

(6)
Does not include $77,800 grant date value of performance based awards deemed not probable to vest through December 31, 2013. Subsequent to December 31, 2013, $31,000 grant date value of the performance based awards vested, despite previously being deemed not probable to vest. As of the date of this proxy statement, the remaining $46,800 of performance based awards are deemed probable to vest.

Outstanding Equity Awards at Fiscal Year-End

The following table provides information on outstanding equity awards as of December 31, 2013 to the Named Executive Officers:

Option Awards								Stock Awards
											Equity
											incentive
											plan
											awards:
										Equity	Market or
				Equity						incentive	payout
				incentive plan						plan awards:	value of
				awards:						Number of	unearned
	Number of	Number of		Number of				Number of	Market	unearned	shares,
	securities	securities		securities				shares or	value of	shares,	units or
	underlying	underlying		underlying				units of	shares or	units or	other
	unexercised	unexercised		unexercised		Option	Option	stock that	units that	other rights	rights that
	options	options		unearned		exercise	expiration	have not	have not	that have not	have not
Name	exercisable	unexercisable		options		price	date	vested	vested	vested	vested
Mark Weinreb	80,000	-		-		$0.50	12/14/2020	-	$-	-	$-

Mark Weinreb	666,667	333,333	(1)	-		$1.05	2/9/2022	-	$-	-	$-

Mark Weinreb	400,000	-		-		$1.50	12/7/2022	-	$-	-	$-

Mark Weinreb	125,000	125,000	(2)	-		$0.60	10/4/2023	-	$-	-	$-

Francisco Silva	80,000	-		-		$0.50	4/4/2021	-	$-	-	$-

Francisco Silva	3,000	-		-		$1.25	6/23/2021	-	$-	-	$-

Francisco Silva	20,000	-		-		$1.00	11/15/2021	-	$-	-	$-

Francisco Silva	40,000	-		-		$1.05	2/10/2022	-	$-	-	$-

Francisco Silva	30,000	20,000	(3)	100,000	(4)	$1.40	5/2/2022	-	$-	-	$-

Francisco Silva	80,000	-		-		$1.50	12/7/2022	-	$-	-	$-

Francisco Silva	50,000	50,000	(2)	-		$0.60	10/4/2023	-	$-	-	$-

Mandy Clyde	80,000	-		-		$0.50	12/14/2020	-	$-	-	$-

Mandy Clyde	6,000	-		-		$1.00	4/20/2021	-	$-	-	$-

Mandy Clyde	30,000	-		-		$1.05	2/9/2022	-	$-	-	$-

Mandy Clyde	50,000	-		-		$1.50	12/7/2022	-	$-	-	$-

Mandy Clyde	40,000	40,000	(2)	-		$0.60	10/4/2023	-	$-	-	$-
____________________
(1)	Option is exercisable effective as of February 10, 2014.

(2)	Option is exercisable effective as of October 4, 2014.

(3)	Option is exercisable to the extent of 10,000 shares effective as of each of May 3, 2014 and May 3, 2015.

(4)
Options for the purchase of 40,000 shares of common stock are exercisable commencing on the date, if any, on which we, as a direct result of Mr. Silva’s efforts, receive a bona fide research grant of at least $250,000. Options for the purchase of 60,000 shares of common stock are exercisable commencing on the date (provided that such date is during Mr. Silva’s employment with us), if any, on which either (i) the United States Food and Drug Administration (the “FDA”) approves our Biologics License Application with respect to any biologic product or (ii) a 510(k) Premarket Notification submission is made by us to the FDA with respect to a certain device.

Employment Agreements

Effective October 4, 2010, we entered into a three-year employment agreement with Mark Weinreb, our Chief Executive Officer. In February 2012, we and Mr. Weinreb agreed to extend the expiration date of the employment agreement to October 4, 2015. Pursuant to the employment agreement, Mr. Weinreb initially was entitled to receive a salary of $360,000 per annum during the initial year, $480,000 per annum during the second year and $600,000 per annum during each of the final three years of the term and an annual bonus equal to 50% of his annual salary. Mr. Weinreb agreed to waive $240,000 of his past due salary for the year ended December 31, 2013 and all $300,000 of his bonus for such year. In October 2014, we and Mr. Weinreb agreed that, effective as of October 1, 2014, his annual salary would be reduced from $600,000 to $450,000 (equal to the $450,000 payable to him through September 30, 2014) and that, effective January 1, 2015, his annual salary will be reduced to $400,000.  Mr. Weinreb’s entitlement to a bonus equal to 50% of his annual salary will continue.  Concurrently with the reduction in annual salary, the Board granted to Mr. Weinreb an option for the purchase of 3,000,000 shares of common stock (see “Proposal 2: Amendments to the Company’s 2010 Equity Participation Plan – Plan Benefits”).  In addition, pursuant to the employment agreement, in the event that Mr. Weinreb’s employment is terminated by us without cause, or Mr. Weinreb terminates his employment for “good reason” or following a change in control, Mr. Weinreb would be entitled to receive a lump sum payment equal to the greater of (a) his base annual salary and bonus for the remainder of the term or (b) two times his then annual base salary and bonus. Further, pursuant to the employment agreement, as amended, in January 2011 and May 2011, we granted to Mr. Weinreb 300,000 and 700,000 shares of common stock, respectively. In connection with the stock grants, we agreed to pay all taxes payable by Mr. Weinreb as a result of the grants as well as all taxes incurred as a result of the tax payments made on his behalf. We and Mr. Weinreb initially agreed that the 700,000 share grant would not vest until we received equity and/or debt financing in an aggregate amount equal to three times the tax payable in connection with the grant. On November 4, 2011, we and Mr. Weinreb agreed that the 700,000 share grant would not vest until we received equity and/or debt financing after such date of at least $2,000,000. In April 2012, the vesting requirement was satisfied.

Effective April 5, 2011, we entered into an at will employment agreement with Francisco Silva, our Vice President of Research and Development.  Pursuant to the employment agreement, as amended, Mr. Silva is currently entitled to receive a salary of $230,000 per annum.  Concurrently with the execution of the employment agreement, he was granted an option for the purchase of 80,000 shares of common stock. In addition, pursuant to the employment agreement, Mr. Silva was entitled to receive, under certain circumstances, an aggregate cash bonus of $55,000 (all of which has been paid) and options for the purchase of an aggregate of 63,000 shares of common stock (all of which have been granted). Further, pursuant to the employment agreement, in the event that Mr. Silva’s employment with us is terminated without cause, Mr. Silva would be entitled to receive a cash severance amount of $75,000.  In October 2014, the Board approved an amendment to Mr. Silva’s employment agreement, effective as of January 1, 2015.  The amendment increases Mr. Silva’s annual salary from $230,000 to $250,000 and provides him with an annual bonus of up to 20% of his annual salary, based on the achievement of certain performance standards.  Concurrently, the Board granted to Mr. Silva an option for the purchase of 750,000 shares of common stock (see “Proposal 2: Amendments to the Company’s 2010 Equity Participation Plan – Plan Benefits”).

Effective December 1, 2010, we entered into an at will employment agreement with Mandy Clyde, our Vice President of Operations. Pursuant to the employment agreement, as amended, Ms. Clyde is currently entitled to receive a salary of $120,000 per annum. Concurrently with the execution of the employment agreement, she was granted an option for the purchase of 80,000 shares of common stock. Further, pursuant to the employment agreement, in the event that Ms. Clyde’s employment with us is terminated without cause, Ms. Clyde would be entitled to receive a cash severance amount of $50,000.

DIRECTOR COMPENSATION

The following table sets forth certain information concerning the compensation of our non-employee directors for the fiscal year ended December 31, 2013:

						Nonqualified
	Fees Earned				Non-Equity	Deferred
	or Paid in	Stock	Option		Incentive Plan	Compensation	All Other
Name	Cash	Awards	Awards (1)		Compensation	Earnings	Compensation	Total

A. Jeffrey Radov	$40,000	$-	$50,550	(2)	$-	$-	$-	$90,550

Joel San Antonio(3)	$40,000	$-	$50,550	(2)	$-	$-	$-	$90,550
___________________
(1)
The amounts reported in this column represent the grant date fair value of the option awards granted during the year ended December 31, 2013, calculated in accordance with FASB ASC Topic 718. For a detailed discussion of the assumptions used in estimating fair values, see Note 10 – Stockholders’ Deficiency in the notes that accompany our consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2013 incorporated herein by reference.

(2)	As of December 31, 2013, each of Messrs. Radov and San Antonio held options for the purchase of 950,000 shares of common stock.

(3)	Resigned as a member of the Board of Directors on June 27, 2014.

Each of Mr. Radov, Joseph B. Swiader and Paul Jude Tonna, our current non-employee directors, is entitled to receive, as compensation for his services as a director, $30,000 per annum plus $10,000 per annum for all committee service, in each case payable quarterly (subject to our cash needs).

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of our common stock, as of October 24, 2014, known by us, through transfer agent records, to be held by: (i) each person who beneficially owns 5% or more of the shares of common stock then outstanding; (ii) each of our directors; (iii) each of our Named Executive Officers; and (iv) all of our directors and executive officers as a group.

The information in this table reflects “beneficial ownership” as defined in Rule 13d-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). To our knowledge, and unless otherwise indicated, each stockholder has sole voting power and investment power over the shares listed as beneficially owned by such stockholder, subject to community property laws where applicable. Percentage ownership is based on 31,272,801 shares of common stock outstanding as of October 24, 2014.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	Approximate Percent of Class
Mark Weinreb 555 Heritage Drive Jupiter, Florida	3,763,334 (1)	11.3%
Westbury (Bermuda) Ltd. Westbury Trust Victoria Hall 11 Victoria Street Hamilton, HMEX Bermuda	3,465,000 (2)	10.8%
Janet H. and Stuart H. Montgomery 2212 Paget Circle Naples, Florida	2,754,428 (3)	8.6%
A. Jeffrey Radov 8 Walworth Avenue Scarsdale, New York	1,366,667 (4)	4.2%
Francisco Silva 555 Heritage Drive Jupiter, Florida	526,334 (5)	1.7%
Mandy Clyde 555 Heritage Drive Jupiter, Florida	287,667 (5)	*
Paul Jude Tonna 69 Chichester Road Huntington, New York	250,000 (6)	*
Joseph B. Swiader 6 Baldwin Road Middletown, Rhode Island	245,000 (7)	*
All directors and executive officers as a group (6 persons)	6,439,002 (8)	18.1%

_____________________

*  Less than 1%

(1)	Includes 2,063,334 shares of common stock issuable upon the exercise of options that are exercisable currently or within 60 days.

(2)
Based upon Schedule 13G filed with the Securities and Exchange Commission (the “SEC”) and other information known to us.  Includes 800,000 shares of common stock issuable upon the exercise of a currently exercisable warrant.

(3)
Based upon Schedule 13G filed with the SEC and other information known to us.  Includes for Janet H. Montgomery (i) 30,000 shares of common stock held in a retirement account for her benefit, (ii) 1,625,000 shares of common stock owned jointly with Stuart H. Montgomery, (iii) 250,000 shares of common stock subject to currently exercisable warrants held jointly with Stuart H. Montgomery, (iv) 162,857 shares of common stock owned by Vintage Holidays L.L.C. (“Vintage”), of which Janet H. Montgomery is the manager, and (v) 650,000 shares of common stock subject to currently exercisable warrants held by Vintage.  Includes for Stuart H. Montgomery (i) 34,478 shares of common stock held in a retirement account for his benefit, (ii) 1,625,000 shares of common stock owned jointly with Janet H. Montgomery and (iii) 250,000 shares of common stock subject to currently exercisable warrants held jointly with Janet H. Montgomery.  Janet H. Montgomery has sole voting and dispositive power over 842,857 shares of common stock and shared voting and dispositive power over 1,875,000 shares of common stock.  Stuart H. Montgomery has sole voting and dispositive power over 36,571 shares of common stock and shared voting and dispositive power over 1,875,000 shares of common stock.

(4)	Includes 1,116,667 shares of common stock issuable upon the exercise of options that are exercisable currently or within 60 days.

(5)	Represents shares of common stock issuable upon the exercise of options that are exercisable currently or within 60 days.

(6)	Includes 130,000 shares of common stock issuable upon the exercise of currently exercisable options and warrants.

(7)
Includes (i) 100,000 shares of common stock owned by Wet Earth Partners LLC (“Wet Earth”), an entity owned by Mr. Swiader, (ii) 100,000 shares of common stock issuable upon the exercise of options that are currently exercisable and (iii) 25,000 shares of common stock issuable upon the exercise of warrants held by Wet Earth that are currently exercisable.  Does not include shares of common stock to be issued to Wet Earth in connection with a Consulting Agreement entered into with the Company on October 14, 2014.  Pursuant to the Consulting Agreement, Wet Earth is to be issued shares of common stock having an aggregate fair market value of $5,000 on each of October 31, 2014, November 30, 2014 and December 31, 2014.  The exact number of shares to be issued cannot be determined until each date of issuance.  For additional information regarding the Consulting Agreement, see “Certain Relationships and Related Transactions” below.

(8)	Includes 4,249,002 shares of common stock issuable upon the exercise of options and warrants that are exercisable currently or within 60 days.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

On April 2, 2012, Stem Cell Cayman, Ltd. (“Cayman”), one of our wholly-owned subsidiaries, borrowed $1,500,000 from Westbury (Bermuda) Ltd. (“Westbury”), one of our principal stockholders.  The promissory note evidencing the loan provided for interest at the rate of 15% per annum, payable monthly, and the payment of the principal amount one year from the date of issuance (subject to acceleration under certain circumstances).  In consideration of the loan, we issued to Westbury a five year warrant for the purchase of 400,000 shares of our common stock at an exercise price of $1.50 per share.

On March 26, 2013, Cayman borrowed an additional $450,000 from Westbury, which was combined with the already outstanding $3,550,000 of previous borrowings from Westbury (including the $1,500,000 loan described above) into a new $4,000,000 zero coupon note which was scheduled to mature on July 31, 2014.  In consideration of the additional $450,000 loan, the settlement of accrued and unpaid interest of $213,000, and for extending the maturity date of the note to July 31, 2014, we issued to Westbury 600,000 shares of common stock and a five year warrant to purchase 400,000 shares of common stock at an exercise price of $2.50 per share.  On or about August 13, 2014, in consideration for extending the maturity date of the note to December 31, 2014, we issued to Westbury 550,000 shares of common stock.

On May 8, 2014, Cayman borrowed an additional $500,000 from Westbury. The promissory note evidencing the loan (the “Note”) provides for the payment of the principal amount, together with interest at the rate of 15% per annum, on May 7, 2015. The Note also provides for the mandatory prepayment of the principal amount to the extent of any monies received by us pursuant to the Research and Development Agreement, dated as of March 19, 2014, between Rohto Pharmaceutical Co., Ltd. and us and/or the Research Agreement, dated as of March 24, 2014, between Pfizer Inc. and us. Interest on the entire principal amount of the Note is payable until such time as the principal amount is paid in full.

On December 30, 2013, pursuant to a warrant repricing program implemented by us with respect to all outstanding and exercisable warrants, Westbury exercised warrants for the purchase of 800,000 shares of our common stock at an exercise price of $0.30 per share.  In connection with the warrant exercise, we granted to Westbury a new warrant for the purchase of 800,000 shares of our common stock at an exercise price of $0.75 per share.  The new warrant is exercisable until December 31, 2015 and can be redeemed by us under certain circumstances.

In February 2011, we entered into a Consulting Agreement with Vintage Holidays L.L.C. (“Vintage”), a company owned by Janet H. Montgomery and Stuart H. Montgomery, two of our principal stockholders, and of which Janet H. Montgomery is the manager.  On June 27, 2014, in consideration of services rendered by Vintage and the cancellation by Vintage of $65,000 in accrued compensation, we issued to Janet H. Montgomery and Stuart H. Montgomery 500,000 shares of common stock and issued to Vintage a five year warrant for the purchase of 250,000 shares of common stock at an exercise price of $1.00 per share.

On October 14, 2014, we entered into a three month Consulting Agreement with Wet Earth Partners LLC, an entity owned by Mr. Swiader, one of our non-employee directors.  The Consulting Agreement is effective as of October 1, 2014 and expires on December 31, 2014.  Pursuant to the terms of the Consulting Agreement, and in consideration of the services to be provided thereunder, Wet Earth Partners LLC is entitled to receive a monthly fee equal to (i) $10,000 in cash and (ii) a number of shares of common stock having an aggregate fair market value of $5,000.

PROPOSAL 1:  ELECTION OF DIRECTORS

Four directors are to be elected at the meeting to serve until the next annual meeting of stockholders and until their respective successors shall have been elected and have qualified.  See, however, “Proposal 4: Approval of the Establishment of a Classified Board of Directors If and When the Company’s State of Incorporation is Changed from Nevada to Delaware, as set forth in Proposal 3”.

Nominees for Directors

All four nominees are currently members of our Board of Directors. The following table sets forth each nominee’s age as of the date of the annual meeting, the positions and offices presently held with us, and the year in which he became a director.

Name	Age	Positions Held	Director Since
Mark Weinreb	61	Chief Executive Officer, Chairman of the Board, President and Director	2010
A. Jeffrey Radov	62	Director	2011
Joseph B. Swiader	55	Director	2014
Paul Jude Tonna	56	Director	2014

Mark Weinreb

Mark Weinreb has served as our Chief Executive Officer since October 2010, as our President since February 2012 and as our Chairman of the Board since April 2011. From February 2003 to October 2009, Mr. Weinreb served as President of NeoStem, Inc. (“NeoStem”), a public international biopharmaceutical company engaged in, among other things, adult stem cell-related operations. From October 2009 to October 2010, he was subject to a non-competition agreement with NeoStem and was not engaged in business. Mr. Weinreb also served as Chief Executive Officer and Chairman of the Board of Directors of NeoStem from February 2003 to June 2006. In 1976, Mr. Weinreb joined Bio Health Laboratories, Inc. (“Bio Health Labs”), a state-of-the-art medical diagnostic laboratory providing clinical testing services for physicians, hospitals, and other medical laboratories. He became the laboratory administrator in 1978 and then an owner and the laboratory’s Chief Operating Officer in 1982. In such capacity, he oversaw all technical and business facets, including finance and laboratory science technology. Mr. Weinreb left Bio Health Labs in 1989 when the business was sold. In 1992, Mr. Weinreb founded Big City Bagels, Inc. (“Big City Bagels”), a national chain of franchised upscale bagel bakeries and became Chairman and Chief Executive Officer of such entity. Big City Bagels went public in 1995, and in 1999 Mr. Weinreb redirected the company and completed a merger with an Internet service provider. From 2000 to 2002, Mr. Weinreb served as Chief Executive Officer of Jestertek, Inc., a software development company pioneering gesture recognition and control using advanced interactive proprietary video technology. Mr. Weinreb received a Bachelor of Arts degree from Northwestern University and a Master of Science degree in medical biology from C.W. Post, Long Island University. We believe that Mr. Weinreb’s executive-level management experience, his extensive experience in the adult stem cell sector and his service on our Board since October 2010 give him the qualifications and skills to serve as one of our directors.

A. Jeffrey Radov

A. Jeffrey Radov became a member of our Board and Chair of our Audit Committee in April 2011. Mr. Radov is an entrepreneur and businessman with 35 years of experience in media, communications and financial endeavors. Since 2002, he has served as the Managing Partner of Walworth Group, which provides consulting and advisory services to a variety of businesses, including hedge funds, media, entertainment and Internet companies, financial services firms and early stage ventures. Mr. Radov is also an advisor to GeekVentures, LLC, an incubator for technology startups in Israel. From 2008 to 2010, Mr. Radov was a Principal and Chief Operating Officer at Aldebaran Investments, LLC, a registered investment advisor. From 2005 to 2008, Mr. Radov was Chief Operating Officer at EagleRock Capital Management (“EagleRock”), a group of hedge funds. Prior to joining EagleRock, Mr. Radov was a founding investor in and Board member of Edusoft, Inc., an educational software company. From 2001 to 2002, Mr. Radov was a Founder-in-Residence at SAS Investors, an early-stage venture fund. From 1999 to 2001, Mr. Radov was CEO and co-founder of VocaLoca, Inc., an innovator in consumer-generated audio content on the Internet. Mr. Radov was a founding executive of About.Com, Inc. (“About.Com”), an online information source, and was its EVP of Business Development and Chief Financial Officer from its inception. In 1996, prior to founding About.Com, Mr. Radov was a Director at Prodigy Systems Company, a joint venture of IBM and Sears. Mr. Radov was also a principal in the management of a series of public limited partnerships that invested in the production and distribution of more than 130 major motion pictures. From 1982 to 1984, Mr. Radov was the Director of Finance at Rainbow Programming Enterprises, a joint venture among Cablevision Systems Corporation, Cox Broadcasting and Daniels & Associates. From 1977 to 1981, Mr. Radov was Director of Marketing at Winklevoss & Associates. Mr. Radov earned a Masters of Business Administration from The Wharton School of the University of Pennsylvania and holds a Bachelor of Arts degree from Cornell University. We believe that Mr. Radov’s executive-level management experience and his extensive experience in the finance industry give him the qualifications and skills to serve as one of our directors.

Joseph B. Swiader

Joseph B. Swiader became a member of our Board and Chair of our Nominating Committee in June 2014. Mr. Swiader has extensive experience in both the financial and biotechnology sectors. He is currently managing partner of Wet Earth Partners LLC (“Wet Earth Partners”), which he founded in 2002.  Wet Earth Partners invests in a range of ventures that include biotechnology, medical technology and consumer products.  Previously he was a partner at Feirstein Capital Management, where he oversaw investments in biotechnology, pharmaceutical, medical technology and healthcare services companies.  Earlier, Mr. Swiader was the Senior Global Healthcare Analyst at Scudder, Stevens & Clark (now part of Deutsche Asset & Wealth Management).  Mr. Swiader was also a biotechnology and pharmaceutical analyst for the Dreyfus group of funds.  He began his investment career in 1992 as a biotechnology analyst at JP Morgan Securities.  Mr. Swiader received a Bachelor of Science degree in finance from Babson College.  We believe that Mr. Swiader’s executive-level management experience and his extensive experience in the finance industry give him the qualifications and skills to serve as one of our directors.

Paul Jude Tonna

Paul Jude Tonna became a member of our Board and Chair of our Compensation Committee in June 2014.  Mr. Tonna is a highly regarded community leader and an accomplished businessman with an extensive history of public service.  From 1994 to 2005 he served as a Suffolk County, New York Legislator, and from 2000 through 2002 was its Presiding Officer. He currently serves as Executive Director and a member of the Board of Advisors for The Energeia Partnership at Molloy College, a leadership academy based in Rockville Centre, New York, dedicated to identifying and addressing the serious, complex and multi-dimensional issues challenging the Long Island region.  Mr. Tonna is a former Adjunct Professor in Theology & Religious Studies at St. John’s University. He served as Chairman of the Suffolk County Industrial Development Agency, and currently serves as Trustee of the Long Island State Parks & Recreation Commission and as Public Trustee of the Stationary Engineers Industry Stabilization Fund.  Mr. Tonna is a board member of The Advanced Energy Research & Technology Center at Stony Brook University, The Long Island Index Advisory Board and Erase Racism’s College of Advisors.  He also serves as the Executive Director of the Suffolk County Village Officials Association and the United States Green Building Council-Long Island Chapter. Mr. Tonna is a founding director of Empire National Bank and Chairman and Commissioner of the South Huntington Water District.  Mr. Tonna holds an undergraduate degree in philosophy from New York University and a Master’s degree in theology from Immaculate Conception Seminary, and he conducted doctoral studies in systemic theology at Fordham University.  We believe that Mr. Tonna’s executive-level management experience and his extensive experience in the Long Island community give him the qualifications and skills to serve as one of our directors.

Family Relationships

There are no family relationships among any of our executive officers and directors.

Term of Office

Each director will hold office until the next annual meeting of stockholders and until his successor is elected and qualified or until his earlier resignation or removal. See, however, “Proposal 4: Approval of the Establishment of a Classified Board of Directors If and When the Company’s State of Incorporation is Changed from Nevada to Delaware, as set forth in Proposal 3”.  Each executive officer will hold office until the initial meeting of the Board of Directors following the next annual meeting of stockholders and until his successor is elected and qualified or until his earlier resignation or removal.

Committees

Audit Committee

The Audit Committee of the Board of Directors is responsible for overseeing our accounting and financial reporting processes and the services provided by our independent registered public accounting firm.  The responsibilities and duties of the Audit Committee include the following:

•
assist the Board of Directors in fulfilling its responsibilities by reviewing the financial reports provided by us to the SEC, our stockholders or to the general public, and our internal financial and accounting controls,

•	oversee the appointment, compensation and retention of, and the work performed by, any independent registered public accounting firm engaged by us,

•	recommend, establish and monitor procedures designed to improve the quality and reliability of the disclosure of our financial condition and results of operations,

•	recommend, establish and monitor procedures designed to facilitate:

•	the receipt, retention and treatment of complaints relating to accounting, internal accounting controls or auditing matters; and

•	the receipt of confidential, anonymous submissions by employees of concerns regarding questionable accounting or auditing matters.

The members of our Board’s Audit Committee currently are Messrs. Radov and Tonna. Our Board has adopted a written charter for the Audit Committee. A copy of the charter is available on our website, www.biorestorative.com.

Nominating Committee

The Nominating Committee of the Board of Directors is responsible for assisting the Board in identifying and recruiting qualified individuals to become Board members and selecting director nominees to be presented for Board and/or stockholder approval. The members of the Nominating Committee currently are Messrs. Swiader, Radov and Tonna. Our Board has adopted a written charter for the Nominating Committee. A copy of the charter is available on our website, www.biorestorative.com. While the Nominating Committee does not have a formal policy on diversity for members of the Board of Directors, the Nominating Committee considers diversity of background, experience and qualifications in evaluating prospective Board members. The Nominating Committee will consider qualified director candidates recommended by stockholders if such recommendations are provided in accordance with the procedures set forth in the section entitled “Stockholder Proposals - Stockholder Nominees” below. At this time, the Nominating Committee has not adopted minimum criteria for consideration of a proposed candidate for nomination.

Compensation Committee

The Compensation Committee of the Board of Directors is responsible for the management of our business and affairs with respect to the compensation of our employees, including the determination of the compensation for our Chief Executive Officer, the making of recommendations with respect to the compensation of our other executive officers, the approval of one or more stock option plans and other compensation plans covering our employees, and the grant of stock options and other awards pursuant to stock option plans and other compensation plans.  The members of the Compensation Committee currently are Messrs. Tonna and Radov. Our Board has adopted a written charter for the Compensation Committee. A copy of the charter is available on our website, www.biorestorative.com.

The Compensation Committee may form and delegate authority to subcommittees and may delegate authority to one or more designated members of the Compensation Committee. Our Chief Executive Officer assists the Compensation Committee from time to time by advising on a variety of compensation matters, such as assisting the Compensation Committee in determining appropriate salaries and bonuses for our executive officers. The Compensation Committee has the authority to consult with management to assist it in its efforts.

Pursuant to its charter, the Compensation Committee also has the sole authority to retain and terminate outside compensation consultants, as well as to approve the consultant’s fees and any other terms of the engagement.  In October 2014, the Compensation Committee engaged Radford, an Aon Consulting Company (“Radford”), as its compensation consultant.  Radford advised the Compensation Committee regarding (i) trends in executive compensation; (ii) specific compensation recommendations for executive officers and directors of the Company; (iii) applicable legislative and regulatory developments; and (iv) other matters as requested by the Compensation Committee from time to time.  The Compensation Committee regularly considers Radford’s independence and whether its work raised conflicts of interest under the  SEC rules.  Based on information received from Radford and other relevant considerations, the Compensation Committee concluded that Radford is independent and that its work for the Compensation Committee did not raise any conflicts of interest.

Board Leadership Structure and Role in Risk Oversight

Our Board of Directors as a whole is responsible for our risk oversight. Our executive officers address and discuss with our Board of Directors our risks and the manner in which we manage or mitigate such risks. While our Board of Directors has the ultimate responsibility for our risk oversight, our Board of Directors works in conjunction with its committees on certain aspects of its risk oversight responsibilities. In particular, our Audit Committee focuses on financial reporting risks and related controls and procedures and our Compensation Committee strives to create compensation practices that do not encourage excessive levels of risk taking that would be inconsistent with our strategies and objectives.

Since October 2010, Mark Weinreb has served as our Chief Executive Officer. Since April 2011, he has also served as our Chairman of the Board. We do not currently have a lead independent director. At this time, our Board believes that Mr. Weinreb’s combined role as Chief Executive Officer and Chairman of the Board enables us to benefit from Mr. Weinreb’s significant institutional and industry knowledge and experience, while at the same time promoting unified leadership and direction for our Board and executive management without duplication of effort and cost. Given our history, position, Board composition and the relatively small size of our company and management team, at this time, our Board believes that we and our stockholders are best served by our current leadership structure.

Report of the Audit Committee

In overseeing the preparation of the financial statements of the Company as of December 31, 2013 and 2012, for the years then ended and for the period from December 30, 2008 (inception) to December 31, 2013, the Audit Committee met with management to review and discuss all financial statements prior to their issuance and to discuss significant accounting issues. Management advised the Audit Committee that all financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee discussed the statements with management. The Audit Committee also discussed with Marcum LLP, the Company’s independent registered public accounting firm (“Marcum”), the matters required to be discussed by Auditing Standard No. 16, as adopted by the Public Company Accounting Oversight Board in Rule 3200T.

The Audit Committee received the written disclosures and the letter from Marcum required by applicable requirements of the Public Company Accounting Oversight Board regarding Marcum’s communications with the Audit Committee concerning independence and the Audit Committee discussed Marcum’s independence with Marcum.

On the basis of these reviews and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2013, for filing with the SEC.

Members of the Audit Committee

A. Jeffrey Radov
Joel San Antonio

Meetings

Our Board of Directors held twenty meetings during the fiscal year ended December 31, 2013.

The Audit Committee of the Board of Directors held four meetings during the fiscal year ended December 31, 2013.

The Nominating Committee of the Board of Directors did not meet during the fiscal year ended December 31, 2013.

The Compensation Committee of the Board of Directors held two meetings during the fiscal year ended December 31, 2013.

Each of the then incumbent directors attended all of the meetings of the Board held during the fiscal year ended December 31, 2013.

Each of the then incumbent members of each committee attended all of the meetings of the Audit Committee, the Nominating Committee and the Compensation Committee held during the fiscal year ended December 31, 2013.

We do not have a formal policy regarding director attendance at our annual meeting of stockholders. However, all directors are encouraged to attend.

Communications with Board of Directors

Any security holder who wishes to communicate with our Board of Directors or a particular director should send the correspondence to the Board of Directors, BioRestorative Therapies, Inc., 555 Heritage Drive, Suite 132, Jupiter, Florida 33458, Attention: Corporate Secretary. Any such communication so addressed will be forwarded by the Corporate Secretary to the members or a particular member of the Board.

Audit Committee Financial Expert

Our Board of Directors has determined that Mr. Radov is an “audit committee financial expert,” as defined in Item 407(d)(5) of Regulation S-K.  Mr. Radov is an “independent director” based on the definition of independence in Listing Rule 5605(a)(2) of The Nasdaq Stock Market.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16 of the Exchange Act requires that reports of beneficial ownership of common stock and changes in such ownership be filed with the SEC by Section 16 “reporting persons,” including directors, certain officers, holders of more than 10% of the outstanding common stock and certain trusts of which reporting persons are trustees. We are required to disclose in this proxy statement each reporting person whom we know to have failed to file any required reports under Section 16 on a timely basis during the fiscal year ended December 31, 2013. To our knowledge, based solely on a review of copies of Forms 3, 4 and 5 filed with the SEC and written representations that no other reports were required, during the fiscal year ended December 31, 2013, our officers, directors and 10% stockholders complied with all Section 16(a) filing requirements applicable to them.

Director Independence

Board of Directors

Our Board of Directors is currently comprised of Mark Weinreb (Chairman), A. Jeffrey Radov, Joseph B. Swiader and Paul Jude Tonna.  Each of Messrs. Radov, Swiader and Tonna is currently an “independent director” based on the definition of independence in Listing Rule 5605(a)(2) of the listing standards of The Nasdaq Stock Market.

Audit Committee

The members of our Board’s Audit Committee currently are Messrs. Radov (Chairman) and Tonna, each of whom is an “independent director” based on the definition of independence in Listing Rule 5605(a)(2) of the listing standards of The Nasdaq Stock Market and Rule 10A-3(b)(1) under the Exchange Act.

Nominating Committee

The members of our Board’s Nominating Committee currently are Messrs. Swiader (Chairman), Radov and Tonna, each of whom is an “independent director” based on the definition of independence in Listing Rule 5605(a)(2) of the listing standards of The Nasdaq Stock Market.

Compensation Committee

The members of our Board’s Compensation Committee currently are Messrs. Tonna (Chairman) and Radov, each of whom is an “independent director” based on the definition of independence in Listing Rule 5605(a)(2) of the listing standards of The Nasdaq Stock Market.

Code of Ethics for Senior Financial Officers

Our Board of Directors has adopted a Code of Ethics for our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of the Code of Ethics is posted on our website, www.biorestorative.com. We intend to satisfy the disclosure requirement under Item 5.05(c) of Form 8-K regarding an amendment to, or a waiver from, our Code of Ethics by posting such information on our website, www.biorestorative.com.

Recommendation

The Board of Directors recommends a vote FOR all nominees.

PROPOSAL 2:  AMENDMENTS TO THE COMPANY’S 2010 EQUITY PARTICIPATION PLAN

Our Board of Directors has approved amendments to our 2010 Equity Participation Plan (the “Plan”) to increase the number of shares of common stock authorized to be issued thereunder from 6,000,000 to 20,000,000.  The amendments to the Plan are being submitted to the stockholders for approval.

The Plan was originally adopted by our Board on November 17, 2010.  Pursuant to the Plan, up to 2,000,000 shares of common stock were initially authorized to be issued.  Stockholder approval of the Plan was obtained effective as of December 15, 2010.  On March 28, 2011, our Board increased the number of shares authorized to be issued under the Plan from 2,000,000 to 4,000,000.  Stockholder approval of the increase was obtained on April 4, 2011.  On July 17, 2012, our Board increased the number of shares authorized to be issued under the Plan from 4,000,000 to 6,000,000.  Stockholder approval of the increase was obtained on December 7, 2012.  As of October 27, 2014, options for the purchase of 15,484,000 shares of common stock (net of cancellations) had been granted pursuant to the Plan.  In addition, as of such date, 900,000 shares of restricted stock had been granted pursuant to the Plan.  See “Plan Benefits” below for additional details.

The Plan plays an important role in our efforts to attract and retain employees and consultants of outstanding ability and to align the interests of employees with those of the stockholders through increased stock ownership.  In order to continue to provide appropriate equity incentives to employees in the future, our Board has approved an increase in the number of authorized shares under the Plan.  As discussed below, the Plan is also designed to provide incentives to non-employee directors of, and consultants and advisors to, us and our subsidiaries.

The following statements include summaries of certain provisions of the Plan.  The statements do not purport to be complete and are qualified in their entirety by reference to the provisions of the Plan, a copy of which is available at our offices.

Purpose

The purpose of the Plan is to advance our interests by inducing individuals or entities of outstanding ability and potential to join and remain with, or provide consulting or advisory services to, us or one of our parents or subsidiaries, by encouraging and enabling eligible employees, non-employee directors, consultants and advisors to acquire proprietary interests in our company, and by providing the participating employees, non-employee directors, consultants and advisors with an additional incentive to promote our success.

Administration

The Plan provides for its administration by the Board of Directors or by a Committee (the “Committee”) consisting of at least two persons chosen by the Board each of whom is intended to be an “outside independent director” to the extent required by the rules and regulations of any established stock market exchange or national market system, including, without limitation, The Nasdaq Stock Market, and an “outside director” to the extent required by Section 162(m) of the Internal Revenue Code of 1986 (we refer to this as the “Code”).

The Committee has authority (subject to certain restrictions) to select from the group of eligible employees, non-employee directors, consultants and advisors the individuals or entities to whom awards will be granted under the Plan, and to determine the times at which awards will be granted and the terms of such grants.  The Committee is authorized to interpret the Plan and the interpretation and construction by the Committee of any provision of the Plan or of any award granted under the Plan shall be final and conclusive. The receipt of awards under the Plan by directors or any members of the Committee shall not preclude their vote on any matters in connection with the administration or interpretation of the Plan.

Eligibility

Subject to certain limitations as set forth in the Plan, options to purchase shares may be granted thereunder to persons or entities who, in the case of incentive stock options, are employees of our company or our subsidiaries or, in the case of nonstatutory stock options, are employees or non-employee directors of, or certain consultants or advisors to, our company or our subsidiaries.  Subject to certain limitations as set forth in the Plan, restricted stock, stock appreciation rights, and stock bonus awards may be granted thereunder to persons or entities who are employees or non-employee directors of, or certain consultants or advisors to, us or our subsidiaries.

  As of October 24, 2014, three employees, three non-employee directors, four members of our Scientific Advisory Board and persons providing certain consulting services to us were eligible to receive awards under the Plan.

Options

Nature of Options

The Committee may grant options under the Plan which are intended to either qualify as “incentive stock options” within the meaning of Section 422 of the Code or not so qualify.  We refer to options that do not so qualify as “nonstatutory stock options.” The Federal income tax consequences relating to the grant and exercise of incentive stock options and nonstatutory stock options are described below under “Federal Income Tax Consequences.”

Option Price

The option price of the shares subject to an incentive stock option or a nonstatutory stock option may not be less than the fair market value (as such term is defined in the Plan) of the common stock on the date upon which such option is granted.  In addition, in the case of a recipient of an incentive stock option who, at the time the option is granted, owns more than 10% of the total combined voting power of all classes of our stock or of a parent or of any of our subsidiaries, the option price of the shares subject to such option must be at least 110% of the fair market value of the common stock on the date upon which such option is granted.

On October 24, 2014, the closing bid for our common stock, as reported by the OTC Bulletin Board, was $0.34 per share.

Exercise of Options

An option granted under the Plan shall be exercised by the delivery by the holder to our Secretary at our principal office of a written notice of the number of shares with respect to which the option is being exercised. The notice must be accompanied, or followed within ten days, by payment of the full option price of such shares which must be made by the holder's delivery of (i) a check in such amount, (ii) previously acquired common stock, the fair market value of which shall be determined as of the date of exercise, or (iii) if provided for in a stock option agreement pursuant to which the option is granted, and subject to applicable law, a check in an amount equal to the par value of the common stock being acquired and a promissory note in an amount equal to the balance of the exercise price, or a combination of (i), (ii) and (iii).  Alternatively, if provided for in the award agreement, the holder may elect to have us reduce the number of shares otherwise issuable by a number of shares having a fair market value equal to the exercise price of the option being exercised.

Duration of Options

No incentive stock option granted under the Plan shall be exercisable after the expiration of ten years from the date of its grant. However, if an incentive stock option is granted to a 10% stockholder, the option shall not be exercisable after the expiration of five years from the date of its grant.

Nonstatutory stock options granted under the Plan shall be exercisable for a period of up to ten years from the date of their grant.

Reload Options

The Committee may grant options with a reload feature.  A reload feature shall only apply when the option price is paid by delivery of common stock or by having us reduce the number of shares otherwise issuable to a grantee.  A reload stock option will cover the number of shares tendered in payment of the exercise price and will have a per share exercise price not less than the fair market value of the common stock on the date of grant of the reload stock option and, with respect to 10% stockholders, 110% of the fair market value of a share of common stock on the date of grant of the reload option. The term of the reload option shall be equal to the remaining option term of the option which gave rise to the reload option.

Non-Transferability

Options granted under the Plan are not transferable otherwise than by will or the laws of descent and distribution and such options are exercisable, during a holder’s lifetime, only by the grantee; provided, however, that a nonstatutory stock option granted under the Plan may, upon the approval of the Committee be transferred in whole or in part during a grantee’s lifetime to certain family members of a grantee through a gift or domestic relations offer.

Death, Disability or Termination of Employment

Subject to the terms of the agreement pursuant to which the options are granted, if the employment of an employee or the services of a non-employee director, consultant or advisor shall terminate other than by reason of death or disability, such option may be exercised at any time within three months after such termination, but in no event after the expiration of the option.

Subject to the terms of the agreement pursuant to which the options are granted, if an option holder under the Plan (i) dies while employed by us or any of our subsidiaries or while serving as a non-employee director of, or consultant or advisor to, us or any of our subsidiaries, or (ii) dies within three months after the termination of his employment or services for any reason, then such option may be exercised by the estate of the employee, non-employee director, consultant or advisor, or by a person who acquired such option by bequest or inheritance from the deceased option holder, at any time within one year after his death.

Subject to the terms of the stock option agreement pursuant to which the options are granted, if the holder of an option under the Plan ceases employment or services because of permanent and total disability (within the meaning of Section 22(e)(3) of the Code) while employed by, or while serving as a non-employee director of, or consultant or advisor to, us or any of our subsidiaries, then such option may be exercised at any time within one year after his termination of employment, termination of directorship, or termination of consulting or advisory arrangement or agreement due to the disability.  Notwithstanding the foregoing, in the event we are a party to an employment, consulting or advisory agreement with a holder of an option and such agreement provides for termination of employment or engagement based upon a disability or other incapacity, then, for such holder, a termination of employment or engagement for disability or other incapacity pursuant to the provisions thereof shall be considered to be a termination based upon permanent and total disability.

Stock Appreciation Rights

The Committee may grant stock appreciation rights (we call this an “SAR”) to such persons eligible under the Plan as selected from time to time.  SARs shall be granted at such times, in such amounts and under such other terms and conditions as the Committee shall determine.   An SAR entitles the grantee to exercise the SAR, in whole or in part, in exchange for payment of shares of our common stock, cash or a combination thereof, as determined by the Committee, equal in value to the excess of the fair market value of the shares of our common stock underlying the SAR, determined on the date of exercise, over the fair market value of our common stock underlying the SAR on the date of grant.

No SAR granted under the Plan shall be exercisable after the expiration of ten years from the date of its grant.

Restricted Stock Grants

The Committee may grant restricted stock under the Plan to any individual or entity eligible to receive restricted stock. A restricted stock award is an award of shares of our common stock that is subject to certain conditions on vesting and to certain restrictions on transferability.

Shares granted pursuant to a grant of restricted stock shall vest as determined by the Committee.  Except as otherwise provided in the award agreement, a grantee shall forfeit all shares not previously vested, if any, at such time as the grantee is no longer employed by, or serving as a director of, or rendering consulting or advisory services to, us or one of our parents or subsidiaries.

In determining the vesting requirements with respect to a grant of restricted stock, the Committee may impose such restrictions on any shares granted as it may deem advisable including, without limitation, restrictions relating to length of service, corporate performance, attainment of individual or group performance goals and federal or state securities laws.  During the period that the restricted stock is unvested, the grantee will be the record owner of the restricted stock and shall be entitled to receive all dividends and other distributions paid with respect to such shares while they are so restricted.  However, if any dividends or distributions are paid in shares of our stock, cash and/or other property during an applicable period of restriction, the shares, cash and/or other property deliverable shall be held by us or a third party custodian or trustee and will be subject to the same restrictions as the restricted stock with respect to which they were issued.

No shares granted pursuant to a grant of restricted stock may be sold, transferred, pledged, assigned or otherwise alienated or hypothecated until, and only to the extent that, such shares are vested.

Stock Bonus Grants

The Committee may grant stock bonus awards to such persons eligible under the Plan as the Committee may select from time to time.  Stock bonus awards shall be granted at such times, in such amounts and under such other terms and conditions as the Committee shall determine.  Shares granted pursuant to a stock bonus shall vest as determined by the Committee.  Except as otherwise provided in the award agreement, a grantee shall forfeit the right to receive all shares not previously vested, if any, at such time as the grantee is no longer employed by, or serving as a director of, or rendering consulting or advisory services to, us or one of our parents or subsidiaries.

Amendment and Termination

The Plan (but not the options previously granted thereunder) shall terminate on November 17, 2020, ten years from the date that it was adopted by our Board.  Subject to certain limitations, the Plan may be amended or modified from time to time or terminated at an earlier date by our Board or by the stockholders.

Federal Income Tax Consequences

The following discussion is intended only as a brief summary of the federal income tax rules relevant to stock options granted under the Plan.  These rules are highly technical and subject to change.  The following discussion is limited to the federal income tax rules relevant to us and to the individuals who are citizens or residents of the United States.  The discussion does not address state, local or foreign income tax consequences.

Nonstatutory Stock Options

Under the Code and the Treasury Department Regulations, a nonstatutory stock option does not ordinarily have a readily ascertainable fair market value when it is granted. This rule will apply to our grant of nonstatutory stock options.  Consequently, the grant of a nonstatutory stock option to an optionee will result in neither income to him nor a deduction to us.  Instead, the optionee will recognize compensation income at the time he exercises the nonstatutory stock option in an amount equal to the excess, if any, of the then fair market value of the shares transferred to him over the option price.  Subject to the applicable provisions of the Code and the Treasury Department Regulations regarding withholding of tax, a deduction will be allowable to us in the year of exercise in the same amount as is includable in the optionee’s income.

For purposes of determining the optionee’s gain or loss on the sale or other disposition of the shares transferred to him upon exercise of a nonstatutory stock option, the optionee's basis in such shares will be the sum of his option price plus the amount of compensation income recognized by him on exercise.  Such gain or loss will be capital gain or loss and will be long-term or short-term depending upon whether the optionee held the shares for more than one year or one year or less.  No part of any such gain will be an item of tax preference for purposes of the alternative minimum tax.

Incentive Stock Options

Options granted under the Plan which qualify as incentive stock options under Section 422 of the Code will be treated as follows:

Except to the extent that the alternative minimum tax rule described below applies, no tax consequences will result to the optionee or us from the grant of an incentive stock option to, or the exercise of an incentive stock option by, the optionee. Instead, the optionee will recognize gain or loss when he sells or disposes of the shares transferred to him upon exercise of the incentive stock option.  For purposes of determining such gain or loss, the optionee’s basis in such shares will be his option price. If the date of sale or disposition of such shares is at least two years after the date of the grant of the incentive stock option, and at least one year after the transfer of the shares to him upon exercise of the incentive stock option, the optionee will realize long-term capital gain treatment upon their sale or disposition.

Generally, we will not be allowed a deduction with respect to an incentive stock option.  However, if an optionee fails to meet the foregoing holding period requirements (a so-called  disqualifying disposition), any gain recognized by the optionee upon the sale or disposition of the shares transferred to him upon exercise of an incentive stock option will be treated in the year of such sale or disposition as ordinary income, rather than capital gain, to the extent of the excess, if any, of the fair market value of the shares at the time of exercise (or, if less, in certain cases the amount realized on such sale or disposition) over their option price, and in that case we will be allowed a corresponding deduction.

For purposes of the alternative minimum tax, the amount, if any, by which the fair market value of the shares transferred to the optionee upon such exercise exceeds the option price will be included in determining the optionee’s alternative minimum taxable income.  In addition, for purposes of such tax, the basis of such shares will include such excess.

To the extent that the aggregate fair market value (determined at the time the option is granted) of the stock with respect to which incentive stock options are exercisable for the first time by the optionee during any calendar year exceeds $100,000, such options will not be incentive stock options.  In this regard, upon the exercise of an option which is deemed, under the rule described in the preceding sentence, to be in part an incentive stock option and in part a nonstatutory stock option, under existing Internal Revenue Service guidelines, we may designate which shares issued upon exercise of such options are incentive stock options and which shares are nonstatutory stock options.  In the absence of such designation, a pro rata portion of each share issued is to be treated as issued pursuant to the exercise of an incentive stock option and the balance of each share treated as issued pursuant to the exercise of a nonstatutory stock option.

New Plan Benefits

The benefits that will be awarded or paid under the Plan are not currently determinable. Awards granted under the Plan are within the discretion of the Committee, and the Committee has not determined future awards or who might receive them.  Reference is made to “Plan Benefits” below for a discussion of option grants made since the date on which our Board voted to increase the number of shares authorized to be issued pursuant to the Plan to more than 6,000,000 shares.  The option grants are not subject to stockholder approval of the amendments to the Plan.

Plan Benefits

The following table sets forth certain information regarding options granted under the Plan (net of forfeitures), as of October 27, 2014, to (i) each person listed in the Summary Compensation Table under Executive Compensation, (ii) all current executive officers as a group, (iii) all current directors who are not executive officers as a group, (iv) each nominee for election as a director, (v) each associate of any such directors, executive officers or nominees, (vi) each other person who received 5% of the options granted and (vii) all employees, including current officers who are not executive officers, as a group:

Name and Position	Common Stock Underlying Options Granted	Weighted Average Exercise Price Per Share
Mark Weinreb Chief Executive Officer, President and Chairman of the Board	5,730,000 (1)	$0.61
Francisco Silva Vice President of Research and Development	1,513,000 (2)	$0.61
Mandy Clyde Vice President of Operations	571,000 (3)	$0.61
A. Jeffrey Radov Director	2,450,000 (4)	$0.65
Joseph B. Swiader Director	800,000 (5)	$0.31
Paul Jude Tonna Director	800,000 (6)	$0.31
Joel San Antonio Former Director	1,450,000 (7)	$0.87
Wayne Marasco Chairman, Scientific Advisory Board	920,000 (8)	$0.72
Gregory E. Lutz Chief Medical Advisor for Spine Medicine	800,000 (9)	$0.44
All current executive officers as a group	7,814,000 (10)	$0.61
All current directors who are not executive officers as a group	4,050,000 (11)	$0.52
All employees, including all current officers who are not executive officers, as a group	7,814,000 (10)	$0.61
____________________

(1)
Includes 4,000,000 shares of common stock issuable upon the exercise of options granted since the date on which our Board voted to increase the number of shares of common stock authorized to be issued pursuant to the Plan to more than 6,000,000 shares.  Of such options, (i) 1,000,000 are exercisable for a period of ten years to the extent of 333,334 shares on the grant date, 333,333 shares on the first anniversary of the grant date and 333,333 shares on the second anniversary of the grant date at an exercise price of $0.65 per share and (ii) 3,000,000 are exercisable for a period of ten years to the extent of  1,000,000 shares on the first anniversary of the grant date, 1,000,000 shares on the second anniversary of the grant date and 1,000,000 shares on the third anniversary of the grant date at an exercise price of $0.33 per share.  The option grants are not subject to stockholder approval of the amendments to the Plan.

(2)
Includes 1,040,000 shares of common stock issuable upon the exercise of options granted since the date on which our Board voted to increase the number of shares of common stock authorized to be issued pursuant to the Plan to more than 6,000,000 shares.  Of such options, (i) 250,000 are exercisable for a period of ten years to the extent of 83,334 shares on the grant date, 83,333 shares on the first anniversary of the grant date and 83,333 shares on the second anniversary of the grant date at an exercise price of $0.65 per share, (ii) 40,000 are exercisable for a period of ten years from the grant date at an exercise price of $0.53 per share and (iii) 750,000 are exercisable for a period of ten years to the extent of 250,000 shares on the first anniversary of the grant date, 250,000 shares on the second anniversary of the grant date and 250,000 shares on the third anniversary of the grant date at an exercise price of $0.33 per share.  The option grants are not subject to stockholder approval of the amendments to the Plan.

(3)
Includes 325,000 shares of common stock issuable upon the exercise of options granted since the date on which our Board voted to increase the number of shares of common stock authorized to be issued pursuant to the Plan to more than 6,000,000 shares.  Of such options, (i) 125,000 are exercisable for a period of ten years to the extent of 41,667 shares on the grant date, 41,667 shares on the first anniversary of the grant date and 41,666 shares on the second anniversary of the grant date at an exercise price of $0.65 per share and (ii) 200,000 are exercisable for a period of ten years to the extent of 66,667 shares on the first anniversary of the grant date, 66,667 shares on the second anniversary of the grant date and 66,666 shares on the third anniversary of the grant date at an exercise price of $0.33 per share.  The option grants are not subject to stockholder approval of the amendments to the Plan.

(4)
Includes 1,500,000 shares of common stock issuable upon the exercise of options granted since the date on which our Board voted to increase the number of shares of common stock authorized to be issued pursuant to the Plan to more than 6,000,000 shares.  Of such options, (i) 500,000 are exercisable for a period of ten years to the extent of 166,667 shares on the grant date, 166,667 shares on the first anniversary of the grant date and 166,666 shares on the second anniversary of the grant date at an exercise price of $0.65 per share and (ii) 1,000,000 are exercisable for a period of ten years to the extent of 333,334 shares on the first anniversary of the grant date, 333,333 shares on the second anniversary of the grant date and 333,333 shares on the third anniversary of the grant date at an exercise price of $0.33 per share.  The option grants are not subject to stockholder approval of the amendments to the Plan.

(5)
Represents shares of common stock issuable upon the exercise of options granted since the date on which our Board voted to increase the number of shares of common stock authorized to be issued pursuant to the Plan to more than 6,000,000 shares.  Of such options, (i) 300,000 are exercisable for a period of ten years to the extent of 100,000 shares on the grant date, 100,000 shares on the first anniversary of the grant date and 100,000 shares on the second anniversary of the grant date at an exercise price of $0.285 per share and (ii) 500,000 are exercisable for a period of ten years to the extent of 166,667 shares on the first anniversary of the grant date, 166,667 shares on the second anniversary of the grant date and 166,666 shares on the third anniversary of the grant date at an exercise price of $0.33 per share.  The option grants are not subject to stockholder approval of the amendments to the Plan.

(6)
Represents shares of common stock issuable upon the exercise of options granted since the date on which our Board voted to increase the number of shares of common stock authorized to be issued pursuant to the Plan to more than 6,000,000 shares.  Of such options, (i) 300,000 are exercisable for a period of ten years to the extent of 100,000 shares on the grant date, 100,000 shares on the first anniversary of the grant date and 100,000 shares on the second anniversary of the grant date at an exercise price of $0.285 per share and (ii) 500,000 are exercisable for a period of ten years to the extent of 166,667 shares on the first anniversary of the grant date, 166,667 shares on the second anniversary of the grant date and 166,666 shares on the third anniversary of the grant date at an exercise price of $0.33 per share.  The option grants are not subject to stockholder approval of the amendments to the Plan.

(7)
Includes 500,000 shares of common stock issuable upon the exercise of options granted since the date on which our Board voted to increase the number of shares of common stock authorized to be issued pursuant to the Plan to more than 6,000,000 shares.  The options are exercisable for a period of ten years to the extent of 166,667 shares on the grant date, 166,667 shares on the first anniversary of the grant date and 166,666 shares on the second anniversary of the grant date at an exercise price of $0.65 per share.  The option grants are not subject to stockholder approval of the amendments to the Plan.

(8)
Includes 550,000 shares of common stock issuable upon the exercise of options granted since the date on which our Board voted to increase the number of shares of common stock authorized to be issued pursuant to the Plan to more than 6,000,000 shares.  Of such options, (i) 300,000 are exercisable for a period of ten years to the extent of 150,000 shares on August 16, 2015 and 150,000 shares on August 16, 2016 at an exercise price of $0.285 per share and (ii) 250,000 are exercisable for a period of ten years to the extent of 83,334 shares on the first anniversary of the grant date, 83,333 shares on the second anniversary of the grant date and 83,333 shares on the third anniversary of the grant date at an exercise price of $0.34 per share.  The option grants are not subject to stockholder approval of the amendments to the Plan.

(9)
Represents shares of common stock issuable upon the exercise of options granted since the date on which our Board voted to increase the number of shares of common stock authorized to be issued pursuant to the Plan to more than 6,000,000 shares.  Of such options, (i) 300,000 are exercisable for a period of five years to the extent of 100,000 on the first anniversary of the grant date, 100,000 shares on the second anniversary of the grant date and 100,000 shares on the third anniversary of the grant date at an exercise price of $0.65 per share and (ii) 500,000 are exercisable for a period of five years to the extent of 166,667 shares on the first anniversary of the grant date, 166,667 shares on the second anniversary of the grant date and 166,666 shares on the third anniversary of the grant date at an exercise price of $0.32 per share.  The option grants are not subject to stockholder approval of the amendments to the Plan.

(10)
Includes 5,365,000 shares of common stock issuable upon the exercise of options granted since the date on which our Board voted to increase the number of shares of common stock authorized to be issued pursuant to the Plan to more than 6,000,000 shares.  Of such options, (i) 1,375,000 are exercisable for a period of ten years to the extent of 458,335 shares on the grant date, 458,333 shares on the first anniversary of the grant date and 458,332 shares on the second anniversary of the grant date at an exercise price of $0.65 per share, (ii) 40,000 are exercisable for a period of ten years from the grant date at an exercise price of $0.53 per share and (iii) 3,950,000 are exercisable for a period of ten years to the extent of 1,316,667 shares on the first anniversary of the grant date, 1,316,667 shares on the second anniversary of the grant date and 1,316,666 shares on the third anniversary of the grant date at an exercise price of $0.33 per share.  The option grants are not subject to stockholder approval of the amendments to the Plan.

(11)
Includes 3,100,000 shares of common stock issuable upon the exercise of options granted since the date on which our Board voted to increase the number of shares of common stock authorized to be issued pursuant to the Plan to more than 6,000,000 shares.  Of such options, (i) 500,000 are exercisable for a period of ten years to the extent of 166,667 shares on the grant date, 166,667 shares on the first anniversary of the grant date and 166,666 shares on the second anniversary of the grant date at an exercise price of $0.65 per share, (ii) 600,000 are exercisable for a period of ten years to the extent of 200,000 shares on the grant date, 200,000 shares on the first anniversary of the grant date and 200,000 shares on the second anniversary of the grant date at an exercise price of $0.285 per share and (iii) 2,000,000 are exercisable for a period of ten years to the extent of 666,668 shares on the first anniversary of the grant date, 666,667 shares on the second anniversary of the grant date and 666,665 shares on the third anniversary of the grant date at an exercise price of $0.33 per share.  The option grants are not subject to stockholder approval of the amendments to the Plan.

Vote Required

The approval of the amendments to the Plan requires the affirmative vote of stockholders who hold a majority of the shares of common stock present in person or represented by proxy at the meeting and entitled to vote.

Recommendation

The Board of Directors recommends a vote FOR approval of the amendments to the Plan to increase the number of shares authorized to be issued from 6,000,000to20,000,000.

PROPOSAL 3:  AUTHORIZATION TO REINCORPORATE THE COMPANY IN THE STATE OF DELAWARE

The Board of Directors has approved and recommends to the stockholders a proposal to change the Company’s state of incorporation from the State of Nevada to the State of Delaware (the “Reincorporation”). If our stockholders approve the Reincorporation to Delaware, we will accomplish the Reincorporation by domesticating in Delaware as provided in the Delaware General Corporation Law (the “DGCL”) and the Nevada Revised Statutes (the “NRS”). For the purposes of this Proposal No. 3, we sometimes refer to us generally as the “Company,” as “BRT-Nevada” prior to the Reincorporation and as “BRT-Delaware” after the Reincorporation.

Summary

The principal effects of the Reincorporation will be that:

•	The affairs of the Company will cease to be governed by Nevada corporation laws and will become subject to Delaware corporation laws.

•
The resulting Delaware corporation (“BRT-Delaware”) will be the same entity as the Company currently incorporated in Nevada (“BRT-Nevada”) and will continue with all of the rights, privileges and powers of BRT-Nevada, will possess all of the properties of BRT-Nevada, will continue with all of the debts, liabilities and obligations of BRT-Nevada and will continue with the same officers and directors of BRT-Nevada immediately prior to the Reincorporation, as more fully described below.

•
When the Reincorporation becomes effective, each outstanding share of BRT-Nevada common stock will continue to be an outstanding share of common stock of the resulting Delaware corporation, BRT-Delaware, and each outstanding option, warrant or right to acquire shares of BRT-Nevada common stock will continue to be an option, warrant or right to acquire shares of common stock of the resulting Delaware corporation, BRT-Delaware.

General Information

The Company would effect the Reincorporation by entering into a plan of conversion, a draft copy of which is attached hereto as Appendix A. Approval of the Reincorporation will constitute approval of the plan of conversion. At the effective time of the Reincorporation, which would occur only if a majority of the outstanding shares of common stock vote in favor of the Reincorporation, the Company would file with the Nevada Secretary of State articles of conversion, a draft copy of which is attached as Appendix B, and would also file with the Delaware Secretary of State a certificate of conversion, a draft copy of which is attached as Appendix C, and a certificate of incorporation that would govern the Company as a Delaware corporation, which is referred to here as the “Delaware certificate of incorporation,” a draft copy of which is attached as Appendix D. In addition, the Board of Directors of the Company would adopt bylaws for the resulting Delaware corporation, which are referred to here as the “Delaware bylaws,” a draft copy of which is attached as Appendix E. Approval of the Reincorporation will constitute approval of the Delaware certificate of incorporation and bylaws.

In addition, if the stockholders approve the implementation of a classified Board of Directors, as part of the Reincorporation, we will implement such classified Board.  See “Proposal 4: Approval of the Establishment of a Classified Board of Directors If and When the Company’s State of Incorporation is Changed from Nevada to Delaware, as set forth in Proposal 3” for additional information regarding such proposal.

Further, if the stockholders approve the common stock and/or preferred stock authorized share increases pursuant to Proposals 5 and 6, as part of the Reincorporation, we will increase (i) the authorized amount of the Company’s common stock from the 100,000,000 shares that are currently authorized for issuance pursuant to the articles of incorporation of BRT-Nevada, as amended, to a total of 200,000,000 shares of common stock that are authorized for issuance in the Delaware certificate of incorporation, and/or (ii) the authorized amount of the Company’s preferred stock from the 1,000,000 shares that are currently authorized for issuance pursuant to the articles of incorporation of BRT-Nevada, as amended, to a total of 5,000,000 shares of preferred stock that are authorized for issuance in the Delaware certificate of incorporation.  See “Proposal 5: Amendment to Articles of Incorporation to Increase Number of Authorized Shares of Common Stock” and “Proposal 6: Amendment to Articles of Incorporation to Increase Number of Authorized Shares of Preferred Stock” for additional information regarding such proposals.

Apart from being governed by the Delaware certificate of incorporation and bylaws and the DGCL, for all other purposes, BRT-Delaware will be the same entity as BRT-Nevada immediately prior to the Reincorporation.  BRT-Delaware will continue with all of the rights, privileges and powers of BRT-Nevada, it will possess all of the properties of BRT-Nevada, it will continue with all of the debts, liabilities and obligations of BRT-Nevada and it will continue with the same officers and directors of BRT-Nevada immediately prior to the Reincorporation.

After the Reincorporation, the Company will continue to be a public company and the shares of the Company’s common stock will continue to be quoted, without interruption, on the OTC Bulletin Board under the same symbol “BRTX.” The Company will continue to file periodic reports and other documents with the SEC and provide to its stockholders the same type of information that it has previously filed and provided. Stockholders who own shares of the Company’s common stock that are freely tradable prior to the Reincorporation will continue to have freely tradable shares, and stockholders holding restricted shares of the Company’s common stock will continue to hold their shares subject to the same restrictions on transfer to which their shares are presently subject. In summary, the Reincorporation will not change the respective positions of the Company or its stockholders under the federal securities laws.

Reasons for the Reincorporation

Delaware is a nationally recognized leader in adopting and implementing comprehensive and flexible corporate laws. The DGCL is frequently revised and updated to accommodate changing legal and business needs and is more comprehensive, widely used and interpreted than other state corporate laws, including the NRS.

In addition, Delaware has established a specialized court, the Court of Chancery, that has exclusive jurisdiction over matters relating to the DGCL. In the Court of Chancery, corporate cases are heard by judges, without juries, who have many years of experience with corporate issues. Traditionally, this has meant that the Delaware courts are able, in most cases, to process corporate litigation relatively quickly and effectively. By comparison, many states, including Nevada, do not have a specialized judiciary for matters relating to corporate issues.

Delaware courts have developed considerable expertise in dealing with corporate legal issues and produced a substantial body of case law construing the DGCL, with multiple cases concerning areas that no Nevada court has considered. Because the judicial system is based largely on legal precedents, the abundance of Delaware case law should serve to enhance the relative clarity and predictability of many areas of corporate law, which should offer added advantages to the Company by allowing the Company’s Board of Directors and management to make corporate decisions and take corporate actions with greater assurance as to the validity and consequences of those decisions and actions.

Reincorporation from Nevada to Delaware may also make it easier to attract future candidates willing to serve on the Company’s Board of Directors, because many such candidates are already familiar with Delaware corporate law, including provisions relating to director indemnification, from their past business experience.

Changes as a Result of Reincorporation

If the Reincorporation proposal is approved and consummated, the Reincorporation will effect a change in the legal domicile of the Company and other changes of a legal nature, the most significant of which are described below in the section entitled “Comparison of Stockholders’ Rights Before and After the Reincorporation”. The Reincorporation is not expected to affect any of the Company’s material contracts with any third parties and the Company’s rights and obligations under such material contractual arrangements will continue as rights and obligations of the Company as a Delaware corporation. The Reincorporation will not result in any change in headquarters, business, jobs, management, location of any of the Company’s offices or facilities, number of employees, assets, liabilities or net worth (other than as a result of the costs incident to the Reincorporation or as discussed herein), or officers and directors of the Company.

Differences in Franchise Taxes

Nevada does not have a corporate franchise tax.  After the Reincorporation is consummated, the Company will pay annual franchise taxes to Delaware. The Delaware franchise tax is based on a formula involving the number of authorized shares or the asset value of the corporation, whichever would impose a lesser tax.

Mechanism for Reincorporation into Delaware

The process for reincorporating the Company from Nevada to Delaware calls for the articles of conversion to be filed with the Nevada Secretary of State and for the Delaware certificate of incorporation and a certificate of conversion to be filed with the Delaware Secretary of State at approximately the time desired for the Reincorporation to take effect.

Plan of Conversion

The Reincorporation will be effected pursuant to the plan of conversion to be entered into by the Company. The plan of conversion provides that the Company will convert into a Delaware corporation, with all of the assets, rights, privileges and powers of BRT-Nevada, and all property owned by BRT-Nevada, all debts due to BRT-Nevada, as well as all other causes of action belonging to BRT-Nevada immediately prior to the conversion, remaining vested in BRT-Delaware following the conversion. BRT-Delaware will remain as the same entity following the conversion. The directors and officers of BRT-Nevada immediately prior to the conversion will be the directors and officers of BRT-Delaware.

At the effective time of the Reincorporation, each then-outstanding share of BRT-Nevada common stock will automatically be converted into one share of common stock of the resulting Delaware corporation. Existing stockholders of the Company will not be required to exchange existing stock certificates for new stock certificates. Following the effective time of the Reincorporation, any pre-Reincorporation shares submitted for transfer, whether pursuant to a sale or other disposition, or otherwise, will automatically be exchanged for post-Reincorporation shares. Stockholders of the Company should not destroy any stock certificate(s) and should not submit any certificate(s) unless and until requested to do so.

Pursuant to the Reincorporation, BRT-Delaware will assume all of BRT-Nevada’s obligations related to convertible equity securities and other rights to purchase BRT-Nevada common stock. BRT-Nevada’s outstanding convertible securities consist of options to purchase BRT-Nevada common stock granted under the Plan, warrants to purchase shares of BRT-Nevada common stock and promissory notes that are convertible into shares of BRT-Nevada common stock. Each outstanding option and warrant to purchase shares of BRT-Nevada common stock will be converted into an option or warrant, as applicable, to purchase a number of shares of BRT-Delaware common stock on the same terms and conditions as in effect immediately prior to the Reincorporation.  Each promissory note that is convertible into shares of BRT-Nevada common stock will be converted into a promissory note that is convertible into shares of BRT-Delaware common stock on the same terms and conditions as in effect prior to the Reincorporation.

Effect of Vote for the Reincorporation

A vote in favor of the Reincorporation proposal is a vote to approve the plan of conversion and therefore the Reincorporation. A vote in favor of the Reincorporation proposal is also effectively a vote in favor of the Delaware certificate of incorporation and bylaws.

Effective Time

If the Reincorporation proposal is approved and consummated, the Reincorporation will become effective upon the filing of, and at the date and time specified in (as applicable), the articles of conversion filed with the Secretary of State of Nevada and the certificate of conversion and the Delaware certificate of incorporation filed with the Secretary of State of Delaware, in each case upon acceptance thereof by the Nevada Secretary of State and the Delaware Secretary of State. If the Reincorporation proposal is approved, it is anticipated that the Company’s Board of Directors will cause the Reincorporation to be effected as soon as reasonably practicable. However, the Reincorporation may be delayed by the Company’s Board of Directors or the plan of conversion may be terminated and abandoned by action of the Company’s Board of Directors at any time prior to the effective time of the Reincorporation, whether before or after the approval by the Company’s stockholders, if the Company’s Board of Directors determines for any reason that the consummation of the Reincorporation should be delayed or would be inadvisable or not in the best interests of the Company and its stockholders, as the case may be.

Effect of Not Obtaining the Required Vote for Approval

If the Reincorporation proposal fails to obtain the requisite vote for approval, the Reincorporation will not be consummated and the Company will continue to be incorporated in Nevada and be subject to the Company’s existing articles of incorporation and bylaws.

Anti-Takeover Implications of Proposed Reincorporation

Delaware law and the Delaware certificate of incorporation and bylaws contain provisions that may have the effect of deterring hostile takeover attempts.  A hostile takeover attempt may have a positive or negative effect on the Company and its stockholders, depending on the circumstances surrounding a particular takeover attempt.  Takeover attempts that have not been negotiated or approved by the Board of Directors can be opportunistically timed and unfairly priced to take advantage of an artificially depressed stock price.  Takeover attempts can also be coercively structured, can seriously disrupt the business and management of a corporation and can generally present a risk of terms that may be less favorable than would be available in a board-approved transaction.  Board-approved transactions may be carefully planned and undertaken at an opportune time in order to obtain maximum value for the corporation and all of its stockholders by determining and pursuing the best strategic alternative, obtaining negotiating leverage to achieve the best terms available, and giving due consideration to matters such as tax planning, the management and business of the acquiring corporation and the most effective deployment of corporate assets.

The Board of Directors recognizes that hostile takeover attempts do not always have the unfavorable consequences or effects described above and may be beneficial to stockholders, providing them with considerable value for their shares.  However, the Board of Directors believes that the potential disadvantages of unapproved takeover attempts are sufficiently great that prudent measures are needed to give the Board the time and flexibility to determine and pursue potentially superior strategic alternatives and take other appropriate action in an effort to maximize stockholder value.  Accordingly, the Delaware certificate of incorporation and bylaws include certain provisions that are intended to accomplish these objectives, but which may have the effect of discouraging or deterring hostile takeover attempts.

Nevada law and BRT-Nevada’s current articles of incorporation and bylaws already include some features that may deter hostile takeover attempts.  BRT-Nevada’s governing documents do not provide for cumulative voting, a method of voting that may make it easier to remove any given board member.  BRT-Nevada’s governing documents also allow for the issuance of “blank check” preferred stock, which can be used for, among other things, protecting against a hostile takeover.  In addition, Nevada law restricts certain “business combinations” with “interested stockholders” for two years following the date that a person or entity becomes an interested stockholder, unless certain requirements are met.  Like BRT-Nevada, the governing documents of BRT-Delaware will not allow for cumulative voting and will contain a “blank check” preferred provision.  Moreover, BRT-Delaware will be subject to a similar “business combination” restriction under Delaware law, although the restriction will apply for three years following the date that a person or entity becomes an interested stockholder rather than two.

Notwithstanding these similarities, there are a number of differences between Nevada and Delaware law and between the governing documents of BRT-Nevada and BRT-Delaware, which could have a bearing on unapproved takeover attempts, including the following:

•
The proposed governing documents of BRT-Delaware establish a classified board of directors.  BRT-Nevada does not have a classified board of directors.  See “Proposal 4: Approval of the Establishment of a Classified Board of Directors If and When the Company’s State of Incorporation is Changed from Nevada to Delaware, as Set Forth in Proposal 3” for a discussion of the anti-takeover implications of the establishment of a classified board.

•
The proposed governing documents of BRT-Delaware do not allow stockholders to act by written consent unless otherwise approved by the Board of Directors.  The governing documents of BRT-Nevada allow holders of a majority of the Company’s voting power to act by written consent.

•
The proposed governing documents of BRT-Delaware allow stockholders to remove directors only for cause and with the affirmative vote of holders of 75% of the Company’s voting power.  The governing documents of BRT-Nevada allow stockholders to remove directors with or without cause and with the affirmative vote of holders of a majority of the Company’s voting power.

•
The proposed governing documents of BRT-Delaware allow the Board of Directors alone to fill any directorship vacancies.  The governing documents of BRT-Nevada allow the Board of Directors or the stockholders to fill directorship vacancies.

•
The proposed governing documents of BRT-Delaware allow the Board of Directors or the Chairman of the Board to call a special meeting of stockholders.  The governing documents of BRT-Nevada allow holders of 10% of the Company’s shares to call a special meeting of stockholders.

•
The proposed governing documents of BRT-Delaware provide that any amendments to the Delaware bylaws and certain amendments to the Delaware certificate of incorporation must be approved by holders of 75% of the voting power of the Company.  The governing documents of BRT-Nevada require majority vote for any such amendments.

The Board of Directors has considered the potential disadvantages and believes that the potential benefits of the provisions of Delaware law, and those included in the Delaware certificate of incorporation and bylaws, outweigh the possible disadvantages.  In particular, and as discussed elsewhere herein, the Board believes that the benefits associated with attracting and retaining skilled and experienced directors and enabling the Board to fully consider and negotiate proposed takeover attempts, as well as the greater sophistication, flexibility and predictability of Delaware law and Delaware courts, make the proposed Reincorporation beneficial to the Company, its management and its stockholders.

The inclusion of anti-takeover provisions in the Delaware certificate of incorporation and bylaws does not reflect knowledge on the part of the Board of Directors or management of any proposed takeover or other attempt to acquire control of the Company.  Management may in the future propose other measures designed to address hostile takeovers apart from those proposed in this proxy statement, if warranted from time to time in the judgment of the Board of Directors.

For a detailed discussion of the changes that will be implemented as part of the Reincorporation, see “Comparison of Stockholders’ Rights Before and After the Reincorporation” below and Proposal 4 regarding the establishment of a classified board of directors following the Reincorporation, as well as the Delaware certificate of incorporation and bylaws, attached to this proxy statement as Appendices D and E, respectively.

Comparison of Stockholders’ Rights Before and After the Reincorporation

Although the Delaware certificate of incorporation and bylaws contain certain provisions that are similar to the current BRT-Nevada articles of incorporation and bylaws, they also include certain provisions that are different from the provisions in the current BRT-Nevada articles of incorporation and bylaws. Because of these differences, as well as differences between the NRS and the DGCL, the Reincorporation will effect certain changes in the rights of the Company’s stockholders. Summarized below are the most significant differences between the rights of the stockholders of the Company before and after the Reincorporation as a result of the differences between the NRS and the DGCL and the governing documents of BRT-Nevada and BRT-Delaware.  The summary below is not an exhaustive list of all differences or a complete description of the differences described, and is qualified in its entirety by reference to the NRS, the DGCL, BRT-Nevada’s articles of incorporation and bylaws and the Delaware certificate of incorporation and bylaws.  See also “Anti-Takeover Implications of Proposed Reincorporation” above.

Provision	NRS and BRT-Nevada Organizational Documents	DGCL and BRT-Delaware Organizational Documents
Amendment of Charter
Nevada law requires the adoption of a resolution by the corporation’s board of directors followed by the affirmative vote of the holders of shares representing a majority of the voting power entitled to vote thereon to approve any amendment to the articles of incorporation. If any proposed amendment would adversely alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must also be approved by the vote of the holders of shares representing a majority of the voting power of each class or series adversely affected by the amendment. NRS 78.390

BRT-Nevada’s articles of incorporation and bylaws do not change this statutory rule.

Delaware law requires the adoption of a resolution by the corporation’s board of directors followed by the affirmative vote of the holders of shares representing a majority of the voting power entitled to vote thereon and the affirmative vote of a majority of the outstanding stock of each class entitled to vote thereon as a class, unless a greater percentage vote is required by the certificate of incorporation. Further, Delaware law states that if an amendment would (i) increase or decrease the aggregate number of authorized shares of a class, (ii) increase or decrease the par value of shares of a class, or (iii) alter or change the powers, preferences or special rights of a particular class or series of stock so as to affect them adversely, the class or series so affected shall be given the power to vote as a class notwithstanding the absence of any specifically enumerated power in the certificate of incorporation. DGCL Section 242

The Delaware certificate of incorporation provides that certain sections of the certificate of incorporation require approval of 75% of the voting power of the corporation, including sections regarding the prohibition on stockholder action by written consent, the calling of special meetings, matters related to Board composition and voting, the ability of the Board to adopt or amend bylaws, the liability of directors and the process for amending the charter. Article IX

Amendment of Bylaws
Nevada law provides that, unless otherwise prohibited by any bylaw adopted by the stockholders, the directors may adopt, amend or repeal any bylaw, including any bylaw adopted by the stockholders. The articles of incorporation may grant the authority to adopt, amend or repeal bylaws exclusively to the directors. NRS 78.120

BRT-Nevada’s bylaws also provide that the stockholders of the corporation may amend or repeal the Company’s bylaws. Article X

Delaware law provides that the power to adopt, amend, or repeal the bylaws of a corporation shall be vested in the stockholders entitled to vote, provided that the certificate of incorporation may confer such power on the board of directors, although the power vested in the stockholders is not divested or limited where the board of directors also has such power. DGCL Section 109

The Delaware certificate of incorporation and bylaws state that the Board of Directors is expressly empowered to adopt, amend, or repeal the bylaws, requiring the approval of a majority of the board. The statutory rule is also altered by requiring the affirmative vote of the stockholders of at least 75% of the voting power of the Company entitled to vote to adopt, amend, or repeal any provision of the bylaws. Article VII (Charter) and Article X (Bylaws)

Number of Directors
Nevada law provides that a corporation must have at least one director, and may provide in its articles of incorporation or in its bylaws for a fixed number of directors or a variable number of directors and the manner in which the number of directors may be increased or decreased. Unless otherwise provided in the articles of incorporation, directors need not be stockholders. NRS 78.115

BRT-Nevada’s bylaws provide that directors shall consist of one or more individuals as may be fixed from time to time by the board. Article II, Section 1

Delaware law provides that the board of directors of a corporation shall consist of one or more members, each of whom shall be a natural person. The number of directors shall be fixed by, or in the manner provided in, the bylaws, unless the certificate of incorporation fixes the number of directors, in which case a change in the number of directors shall be made only by amendment of the certificate. DGCL Section 141

The Delaware certificate of incorporation and bylaws provide that the number of directors shall be fixed from time to time by the board. Article VI (Charter) and Article III (Bylaws)

Classified Board
Nevada law permits a corporation to classify its board of directors. At least one-fourth of the total number of directors of a Nevada corporation must be elected annually. NRS 78.330

BRT-Nevada’s articles of incorporation and bylaws do not change this statutory rule. BRT-Nevada does not have a classified board of directors.

Delaware law provides that the directors may, by the certificate of incorporation or by an initial bylaw, or by a bylaw adopted by a vote of the stockholders, be divided into one, two, or three classes; the term of each director in the first class  expires at the first annual meeting held after such classification becomes effective; the term of each director in the second class expires one year thereafter; the term of each director in the third class expires two years thereafter; and at each annual election held after such classification becomes effective, directors shall be chosen for a full term, as the case may be, to succeed those whose terms expire.  DGCL Section 141

The Delaware certificate of incorporation and bylaws provide that BRT-Delaware will have a classified board divided into three classes.  The establishment of the classified board is the subject of Proposal 4 below.  As a result of the classified board, and as further provided in Proposal 4 below, the term of 1 director will end at the first annual meeting following the creation of the classified board, the term of 1 director will end at the second annual meeting following the creation of the classified board and the term of 2 directors will end at the third annual meeting following the creation of the classified board.  In each case, successors will be elected to serve three-year terms. Article VI (Charter) and Article III (Bylaws)

Filling Vacancies on the Board of Directors
Nevada law provides that all vacancies on the board, including those caused by an increase in the number of directors or by the resignation of any director, may be filled by a majority of the remaining directors, though less than a quorum, unless otherwise provided in the articles of incorporation.  NRS 78.335

BRT-Nevada’s bylaws provide that any vacancy occurring in the Board of Directors, including a vacancy resulting from an increase in the number of directors or by the resignation of any director, may be filled by the Board of Directors or the stockholders. Article II, Section 3

Delaware law provides that all vacancies on the board of directors may be filled by a majority of the remaining directors, though less than a quorum, unless the certificate of incorporation or bylaws provides otherwise. DGCL Section 223

The Delaware certificate of incorporation and bylaws do not change this statutory rule.

Removal of Directors
Nevada law provides that any director may be removed by the holders of not less than two-thirds of the voting power of a corporation’s issued and outstanding stock. A corporation’s articles of incorporation may require a greater vote for removal.  If a corporation has cumulative voting, less than the entire board may not be removed from office at any one time except upon the vote of stockholders owning sufficient shares to prevent each director’s election to office at the time of removal. Nevada law does not distinguish between removal of directors with or without cause. NRS 78.335

BRT-Nevada’s bylaws provide that any director may be removed with or without cause by a vote of the majority of stockholders at a special meeting called for that purpose. Article II, Section 7

Delaware law provides that any director  may be removed, with or without cause, by the holders of a majority of the shares then entitled to vote for the election of directors, except as follows: (a) if the corporation has  a classified board, stockholders may effect such removal only for cause (unless the certificate of incorporation provides otherwise); or (b) if a corporation has cumulative voting, if less than the entire board is to be removed, no director may be removed without cause if the votes cast against such director’s removal would be sufficient to elect such director if then cumulatively voted at an election of the entire board of directors, or, if there are classes of directors, at an election of the class of directors of which such director is a part. DGCL Section 141

The Delaware certificate of incorporation provides that stockholders may only remove a director for cause on the affirmative vote of  stockholders holding at least 75% of the voting power of the Company entitled to vote thereon. Article VI

Board Action Without a Meeting
Nevada law provides that, unless otherwise restricted by the articles of incorporation or bylaws, any action required or permitted to be taken at a meeting of the board or a committee thereof may be taken without a meeting if, before or after the action is taken, all of the members of the board or committee consent thereto in writing. NRS 78.315

BRT-Nevada’s articles of incorporation and bylaws do not change this statutory rule.

Delaware law provides that, unless otherwise restricted by the certificate of incorporation or bylaws, any action required or permitted to be taken at a meeting of the board or any committee thereof may be taken without a meeting if all members of the board or committee consent thereto in writing. DGCL Section 141

The Delaware certificate of incorporation and bylaws do not change this statutory rule.

Interested Party Transaction
Nevada law provides that no contract or transaction (i) between a corporation and one or more of its directors or officers, (ii) between a corporation and any other entity of which one or more of its directors or officers are directors or officers, or (iii) in which one or more of its directors or officers has a financial interest, is void or voidable if: (a) the director’s or officer’s interest in the contract or transaction is known to the board, and the transaction is approved or ratified by the board in good faith (without counting the vote of the interested director or officer); (b) the director’s or officer’s interest in the contract or transaction is known to the stockholders, and the transaction is approved or ratified by  stockholders holding a majority of the voting power of the corporation; (c) the fact of the common interest is not known to the director or officer at the time the transaction is brought before the board; or (d) the contract or transaction is fair to the corporation at the time it is approved. NRS 78.140

BRT-Nevada’s articles of incorporation and bylaws do not change this statutory rule.

Delaware law provides that no contract or transaction (i) between a corporation and one or more of its directors or officers, (ii) between a corporation and any other entity of which one or more of its directors or officers are directors or officers, or (iii) in which one or more of its directors or officers have a financial interest, is void or voidable if: (a) the material facts regarding the director’s or officer’s  interest and  the contract or transaction are disclosed to or known by the board, which authorizes the contract or transaction in good faith by the affirmative vote of a majority of the disinterested directors, even though the disinterested directors are less than a quorum; (b) the material facts regarding the director’s or officer’s  interest and the contract or transaction are disclosed to or known by the stockholders entitled to vote thereon and the contract or transaction is specifically approved in good faith by the stockholders; or (c) the contract or transaction is fair to the corporation as of the time it is  approved  by the board  or the stockholders. DGCL Section 144

The Delaware certificate of incorporation and bylaws do not change this statutory rule.

Stockholder Voting Matters
Nevada law provides that, unless the articles of incorporation or bylaws provide otherwise, a majority of the voting power of the corporation, present in person or by proxy at a meeting of stockholders (regardless of whether the proxy has authority to vote on all matters), constitutes a quorum for the transaction of business. Action by the stockholders on a matter other than the election of directors is approved if the number of votes cast in favor of the action exceeds the number of votes cast in opposition to the action.  Unless provided otherwise in the corporation’s articles of incorporation or bylaws, directors are elected at the annual meeting of stockholders by plurality vote. NRS 78.320

BRT-Nevada’s articles of incorporation provide that one-third of the votes entitled to be cast on any matter shall constitute quorum.  BRT-Nevada’s articles of incorporation and bylaws do not change the statutory rule with respect to voting requirements for approval of an action.  Article XII

Delaware law provides that the certificate of incorporation and bylaws may establish quorum and voting requirements, but in no event shall quorum consist of less than one-third of the shares entitled to vote. If the certificate of incorporation and bylaws are silent as to specific quorum and voting requirements: (a) a majority of the shares entitled to vote shall constitute a quorum at a meeting of stockholders; (b) in all matters other than the election of directors, the affirmative vote of the majority of shares present at the meeting and entitled to vote on the subject matter shall be the act of the stockholders; (c) directors shall be elected by a plurality of the votes of the shares present at the meeting and entitled to vote on the election of directors; and (d) where a separate vote by a class or series is required, a majority of the outstanding shares of such class or series shall constitute a quorum entitled to take action with respect to that vote on that matter and, in all matters other than the election of directors, the affirmative vote of the majority of shares of such class or series present at the meeting shall be the act of such class or series or classes or series. A bylaw amendment adopted by stockholders which specifies the votes that shall be necessary for the election of directors shall not be further amended or repealed by the board. DGCL Section 216

The Delaware bylaws provide that (a) holders of one-third of the outstanding shares of stock entitled to vote shall constitute a quorum for the transaction of business, (b) directors are to be elected by plurality vote and (c) all other matters are to be determined by majority vote of the shares present and voting, other than as required by the DGCL or the Company’s governing documents. Article II

Duration of Proxies
Nevada law provides that a proxy is effective for a period of six months from the date of its creation, unless it is coupled with an interest or unless otherwise provided by the stockholder in the proxy, which duration may not exceed seven years. A proxy shall be deemed irrevocable if the written authorization states that the proxy is irrevocable, but only for as long as it is coupled with an interest sufficient in law to support an irrevocable power. NRS 78.355

BRT-Nevada’s articles of incorporation and bylaws do not change this statutory rule.

Delaware law provides that a proxy executed by a stockholder remains valid for a period of three years, unless the proxy provides for a longer period. A duly executed proxy shall be irrevocable if it states that it is irrevocable and only if it is coupled with an interest sufficient in law to support an irrevocable power. A proxy may be made irrevocable regardless of whether the interest with which it is coupled is an interest in the stock itself or an interest in the corporation generally. DGCL Section 212

The Delaware certificate of incorporation and bylaws do not change this statutory rule.

Cumulative Voting-Election of Directors
Nevada law provides that the articles of incorporation may grant each stockholder entitled to vote a number of votes equal to the number of shares held by such stockholder multiplied by the number of directors to be elected.  The stockholder may cast all of his or her votes for a single director or may distribute them among the directors to be elected. NRS 78.360

BRT-Nevada’s articles of incorporation do not provide for cumulative voting in the election of directors.

Delaware law provides that the certificate of incorporation may provide that each stockholder shall be entitled to a number of votes equal to the number of votes such holder would be entitled to cast absent cumulative voting multiplied by the number of directors to be elected.  Such holder may cast all of his or her votes for a single director or among the directors  to be elected. DGCL Section 214

The Delaware certificate of incorporation does not provide for cumulative voting in the election of directors.

Stockholder Action Without a Meeting
Nevada law provides that, unless otherwise provided in the articles of incorporation or bylaws, any action required or permitted to be taken at a meeting of stockholders may be taken without a meeting if, before or after the action is taken, a written consent is signed by stockholders holding a least a majority of the voting power of the corporation.  However, if a different proportion of voting power is required for such an action at a meeting, then that proportion of written consents is required to take the action without a meeting. NRS 78.320

BRT-Nevada’s articles of incorporation and bylaws do not change this statutory rule.

Delaware law provides that, unless otherwise provided in the certificate of incorporation or bylaws, any action required or permitted to be taken at a meeting of stockholders may be taken without a meeting if the holders of outstanding stock having at least the minimum number of votes that would be necessary to authorize or take such action at a meeting consent to the action in writing.  DGCL Section 228

The Delaware certificate of incorporation does not allow stockholders to act by written consent, unless otherwise authorized by a majority of the Board of Directors in its sole discretion. Article V

Stockholder Vote for Mergers and Other Corporate Reorganizations
Under Nevada law, a majority of outstanding shares entitled to vote, as well as approval by the board of directors, is required for a merger or a sale of substantially all of the assets of the corporation. Generally, Nevada law does not require a stockholder vote of the surviving corporation in a merger if: (a) the plan of merger does not amend the existing articles of incorporation; (b) each share of stock of the surviving corporation outstanding immediately before the effective date of the merger is an identical outstanding share after the merger; (c) the number of voting shares outstanding immediately after the merger, plus the number of voting shares issued as a result of the merger, either by the conversion of securities issued pursuant to the merger or the exercise of rights and warrants issued pursuant to the merger, will not exceed by more than 20% the total number of voting shares of the surviving domestic corporation outstanding immediately before the merger; and (d) the number of participating shares outstanding immediately after the merger, plus the number of participating shares issuable as a result of the merger, either by the conversion of securities issued pursuant to the merger or the exercise of rights and warrants issued pursuant to the merger, will not exceed by more than 20% the total number of participating shares outstanding immediately before the merger. NRS 78.565, 92A.120, 92A.130

BRT-Nevada’s articles of incorporation and bylaws do not change this statutory rule.

Under Delaware law, a majority of outstanding shares entitled to vote, as well as approval by the board of directors, is required for a merger or a sale of substantially all of the assets of the corporation. Generally, Delaware law does not require a stockholder vote of the surviving corporation in a merger if: (a) the plan of merger does not amend the existing certificate of incorporation; (b) each share of stock of the surviving corporation outstanding immediately before the effective date of the merger is an identical outstanding share after the effective date of the merger; and (c) either no shares of common stock of the surviving corporation and no shares, securities or obligations convertible into such stock are to be issued or delivered under the plan of merger, or the authorized unissued shares or shares of common stock of the surviving corporation to be issued or delivered under the plan of merger plus those initially issuable upon conversion of any other shares, securities or obligations to be issued or delivered under such plan do not exceed 20% of the shares of common stock of such constituent corporation outstanding immediately prior to the effective date of the merger. DGCL Section 251

The Delaware certificate of incorporation and bylaws do not change this statutory rule.

Special Meetings of Stockholders
Nevada law provides that, unless otherwise provided in the articles of incorporation or bylaws, the entire board, any two directors, or the president may call special meetings of the stockholders. NRS 78.310

BRT-Nevada’s bylaws provide that special meetings of stockholders may be called by the Chairman of the Board, the President, the Secretary, a majority of the board, a majority of the Executive Committee or holders of one-tenth of the Company’s outstanding shares. Article I, Sections 1 and 2

Delaware law provides that special meetings of the stockholders may be called by the board of directors or by such person or persons as may be authorized by the certificate of incorporation or by the bylaws. DGCL Section 211

The Delaware certificate of incorporation and bylaws provide that special meetings of the stockholders of the Corporation may be called, for any purpose or purposes, only by (a) the Chairman of the Board of Directors; or (b) a majority of the Board of Directors. Article V, (Charter) and Article II (Bylaws)

Effect of Failure to Hold an Annual Meeting of Stockholders
Nevada law provides that if a corporation fails to hold an annual meeting to elect directors within 18 months after the last election of directors, a Nevada district court will have jurisdiction in equity and may order an election upon petition of one or more stockholders holding at least 15% of the voting power of the corporation. NRS 78.345

BRT-Nevada’s articles of incorporation and bylaws do not change this statutory rule.

Delaware law provides that if an annual meeting for election of directors is not held on the date designated or an action by written consent to elect directors in lieu of an annual meeting has not been taken within 30 days after the date designated for the annual meeting, or if no date has been designated, for a period of 13 months after the latest to occur of (i) the organization of the corporation, (ii) the corporation’s last annual meeting or (iii) the last action by written consent of the stockholders to elect directors in lieu of an annual meeting, the Court of Chancery may summarily order a meeting to be held upon the application of any stockholder or director. DGCL Section 211

The Delaware certificate of incorporation and bylaws do not change this statutory rule.

Adjournment of Stockholder Meetings
Nevada law provides that, unless the articles of incorporation or bylaws provide otherwise, if a stockholders’ meeting is adjourned to another date, time, or place, notice need not be delivered if it is announced at the meeting at which the adjournment is taken. If a new record date is fixed for the adjourned meeting, notice of the adjourned meeting must be delivered to each stockholder of record as of the new record date. NRS 78.370

BRT-Nevada’s articles of incorporation and bylaws do not change this statutory rule.

Delaware law provides that when a meeting is adjourned to another time or place, unless otherwise required by the bylaws, notice need not be given of the adjourned meeting if it is announced at the meeting at which the adjournment is taken.    If the adjournment is for more than 30 days, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.  If after the adjournment a new record date for stockholders entitled to vote is fixed for the adjourned meeting, the board of directors shall fix a new record date for notice of such adjourned meeting and shall give notice of the adjourned meeting to each stockholder of record entitled to vote at such adjourned meeting as of the record date fixed for notice of such adjourned meeting. DGCL Section 222

The Delaware bylaws follow the statutory rule and further provide that, in the event a new record date for stockholders entitled to vote is fixed for the adjourned meeting, the new record date for notice fixed by the Board shall not precede the date upon which the resolution fixing the record date is adopted by the Board and, except as otherwise required by law, shall not be more than 60 nor less than 10 days before the date of such adjourned meeting.  The Delaware bylaws also provide that a regular or special meeting may be adjourned by the chairman of the meeting, including in the event that a quorum does not exist. Article II

Limitation on Personal Liability of Directors
Under Nevada law, unless the articles of incorporation provide for greater individual liability, a director or officer is not individually liable to the corporation or its stockholders or creditors for any damages as a result of any act or failure to act in his or her capacity as a director or officer unless it is proven that: (a) the director’s or officer’s act or failure to act constituted a breach of his or her fiduciary duties as a director or officer; and (b) the breach of those duties involved intentional misconduct, fraud, or a knowing violation of law. NRS 78.138

BRT-Nevada’s articles of incorporation and bylaws do not change this statutory rule and provide that no director or officer shall be liable to the Company or its stockholders for damages for breach of fiduciary duty to the fullest extent permitted by Nevada law.  Article V

Under Delaware law, a corporation may eliminate or limit the personal liability of a director for breach of fiduciary duty except (a) for any breach of the director’s duty of loyalty to the corporation or its stockholders; (b) for acts or omissions not in good faith or involving intentional misconduct or a knowing violation of law; (c) for the payment of unlawful dividends, stock repurchases or redemptions; or (d) for any transaction in which the director received an improper personal benefit. DGCL Section 102

The Delaware certificate of incorporation does not change this statutory rule and further provides that if the DGCL is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the corporation shall be eliminated or limited to the fullest extent permitted by the DGCL, as so amended. Article VIII

Indemnification
Nevada law provides that a corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending, or completed action, except an action by or in the right of the corporation, by reason of the fact that the person is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee, or agent of another  entity against expenses, including attorneys’ fees, judgments, fines, and amounts paid in settlement actually and reasonably incurred by the person in connection with the action, suit or proceeding if the person: (a) is not liable pursuant to NRS 78.138 (“Directors and officers: Exercise of powers; performance of duties; presumptions and considerations; liability to corporation and stockholders”); or (b) acted in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action, had no reasonable cause to believe the conduct was unlawful. However, indemnification may not be made for any claim, issue, or matter as to which such a person has been adjudged to be liable to the corporation or for amounts paid in settlement to the corporation.  To the extent that a director, officer, employee or agent of a corporation has been successful on the merits or otherwise in defense of any action referred to above, or in defense of any  matter, the corporation shall indemnify him or her against expenses, including attorneys’ fees, actually and reasonably incurred by him or her in connection with the defense. NRS 78.7502

BRT-Nevada’s bylaws address the process for indemnifying directors and officers and provide that it is the intention of the Company to provide indemnification to the maximum extent permitted by law. Article IV

Delaware law provides that a corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending, or completed action (other than an action by or in the right of the corporation) by reason of the fact that the person is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee, or agent of another entity, against expenses (including attorneys’ fees), judgments, fines, and amounts paid in settlement actually and reasonably incurred by the person in connection with such action, suit or proceeding if: (a) the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation; and (b) with respect to any criminal action or proceeding, had no reasonable cause to believe the person’s conduct was unlawful. With respect to actions by or in the right of the corporation, no indemnification shall be made with respect to any matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the Court of Chancery or the court in which such action or suit is brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnification for such expenses which such court shall deem proper. A director or officer who is successful, on the merits or otherwise in defending any proceeding subject to the Delaware corporate statutes’ indemnification provisions shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection therewith. DGCL Section 145

The Delaware bylaws provide that directors shall be indemnified to the fullest extent permitted by Delaware law. Article IX

Advancement of Expenses
Nevada law provides that  a corporation may advance to directors and officers  the expenses  incurred by them in defending a civil or criminal action, suit, or proceeding prior to the final disposition of the action, suit, or proceeding, upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined by a court of competent jurisdiction that the director or officer is not entitled to be indemnified by the corporation. NRS 78.751

BRT-Nevada’s articles of incorporation and bylaws do not change this statutory rule.

Delaware law provides that expenses incurred by an officer or director of the corporation in defending any civil, criminal, administrative, or investigative action, suit, or proceeding may be paid by the corporation in advance of the final disposition of such action, suit, or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it is ultimately determined that such person is not entitled to be indemnified by the corporation as authorized under the indemnification laws of Delaware. DGCL Section 145

The Delaware bylaws provide for the mandatory payment of expenses in advance of a proceeding’s final disposition. Article IX

Declaration and Payment of Dividends
Nevada law provides that, except as otherwise provided in the articles of incorporation, a board of directors may authorize the corporation to make distributions to its stockholders, including distributions on shares that are partially paid. However, no distribution may be made if, after giving effect to such distribution: (a) the corporation would not be able to pay its debts as they become due in the usual course of business; or (b) except as otherwise specifically allowed by the articles of incorporation, the corporation’s total assets would be less than the sum of its total liabilities plus the amount that would be needed, if the corporation were to be dissolved at the time of distribution, to satisfy any  preferential rights of stockholders superior to those receiving the distribution. NRS 78.288

BRT-Nevada’s articles of incorporation and bylaws do not change this statutory rule.

Delaware law provides that, subject to any restriction contained in the certificate of incorporation, the board of directors may declare, and the corporation may pay, dividends or other distributions upon the shares of its capital stock either (a) out of “surplus”; or (b) in the event that there is no surplus, out of the net profits for the fiscal year in which the dividend is declared and/or the preceding fiscal year. Dividends may not be paid if the capital of the corporation is less than the total amount of capital represented by the outstanding stock of all classes having a preference upon the distribution of assets. “Surplus” is defined as the excess of the net assets of the corporation over the amount determined to be the capital of the corporation by the board of directors (which amount cannot be less than the aggregate par value of all issued shares of capital stock). DGCL Sections 154, 170

The Delaware certificate of incorporation and bylaws do not change this statutory rule.

Business Combinations
Nevada law prohibits certain business combinations between a Nevada corporation and an interested stockholder for two years after such person becomes an interested stockholder.  Generally, an interested stockholder is any person (other than a subsidiary of the corporation): (i) who is the beneficial owner of stock representing 10% or more of the corporation’s voting power or (ii) who is an affiliate or associate of the corporation and who, at any time within the two years immediately before the date in question, was the beneficial owner of stock representing 10% or more of the corporation’s voting power.

An exception exists if:

(a) the business combination or the transaction by which the person first became an interested stockholder is approved by the board of directors before the person first became an interested stockholder; or
(b) the business combination is approved by the board of directors and, at or after that time, the business combination is approved at a meeting of the stockholders by the affirmative vote of holders of stock representing at least 60 percent of the outstanding voting power of the corporation not beneficially owned by the interested stockholder or the affiliates or associates of the interested stockholder.

After the two year period expires, business combinations remain prohibited unless:

(a) (i) the business combination is approved by the board of directors prior to the date that the person first became an interested stockholder; (ii) the transaction by which the person first became an interested stockholder was approved by the board of directors before the person became an interested stockholder; or (iii) the combination is approved at a meeting of the stockholders held no earlier than two years after the date the person first became an interested stockholder by the affirmative vote of the holders of stock representing a majority of the outstanding voting power of the corporation not beneficially owned by the interested stockholder or the affiliates or associates of the interested stockholder; or
(b) the interested stockholder satisfies certain fair-value requirements. NRS 78.411-.444

BRT-Nevada’s articles of incorporation and bylaws do not change this statutory rule.

Delaware law prohibits certain business combinations between the corporation and an interested stockholder within three years of the stockholder becoming an interested stockholder. Generally, an interested stockholder is a holder: (i) who controls 15% or more of the outstanding voting stock of the corporation or (ii) who is an affiliate of the corporation and was the owner of 15% or more of the outstanding voting stock at any time within the three-year period prior to the date upon which the status of an interested stockholder is being determined.

This prohibition does not apply when, among other things:

(a) the business combination or the transaction which resulted in the individual becoming an interested stockholder is approved by the corporation’s board of directors prior to the date the interested stockholder acquired such 15% interest;
(b) upon consummation of the transaction which resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of the outstanding voting stock of the corporation at the time the transaction commenced;
(c) at or after the date the person becomes an interested stockholder, the business combination is approved by a majority of the board of directors of the corporation and an affirmative vote of at least two-thirds of the outstanding voting stock at an annual or special meeting and not by written consent, excluding stock owned by the interested stockholder.

This prohibition also does not apply if a stockholder acquires a 15% interest inadvertently and divests itself of such ownership and would not have been a 15% stockholder in the preceding three years but for the inadvertent acquisition of ownership. DGCL Section 203

The Delaware certificate of incorporation and bylaws do not change this statutory rule.

Dissenters’ Rights

Holders of record of shares of the Company’s common stock who do not vote in favor of the Reincorporation or consent thereto in writing and who properly demand payment for their shares will be entitled to dissenters’ rights in connection with the Reincorporation under Sections 92A.300 - 92A.500 of the NRS.  If dissenters’ rights are exercised for more than 0.1% of our outstanding shares, however, our Board of Directors may decide not to proceed with the Reincorporation.

The following discussion is not a complete statement of the law pertaining to dissenters’ rights under NRS Sections 92A.300 - 92A.500 and is qualified in its entirety by the full text of NRS Sections 92A.300 - 92A.500, which are attached to this proxy statement as Appendix F. The following summary does not constitute any legal or other advice nor does it constitute a recommendation that stockholders exercise their dissenters’ rights under NRS Sections 92A.300 - 92A.500. All references in NRS Sections 92A.300 - 92A.500 and in this summary to a “stockholder” or “holders of shares of the Company’s stock” are to the record holder or holders of the shares of the Company’s common stock entitled to vote as to which dissenters’ rights are asserted. A person having a beneficial interest in shares of the Company’s common stock held of record in the name of another person, such as a broker, fiduciary, depositary or other nominee, must act promptly to cause the record holder to follow the steps summarized below properly and in a timely manner to perfect dissenters’ rights, or must assert his own dissenters’ right and submit a written consent of the stockholder of record in accordance with NRS 92A.400.

To assert dissenters’ rights, stockholders must satisfy all of the following conditions in NRS Section 92A.420 and 92A.440:

•
Before the vote on the adoption of the Reincorporation occurs at the meeting, each stockholder who wishes to assert dissenters’ rights must give written notice to the Company of the stockholder’s intent to demand payment for his or her shares if the Reincorporation takes place and shall not vote or cause or permit to be voted his or her shares in favor of the proposed Reincorporation. Neither voting against, abstaining from voting, or failing to vote on the adoption of the Reincorporation will constitute notice of intent to demand payment or demand for payment of fair value within the meaning of NRS Section 92A.420.

•
A dissenting stockholder may NOT vote for approval of the Reincorporation. If a stockholder returns a signed proxy but does not specify in the proxy a vote against adoption of the Reincorporation or an instruction to abstain, the proxy will be voted FOR adoption of the Reincorporation, which will have the effect of waiving the rights of that stockholder to have his shares purchased at fair value.

Abstaining from voting or voting against the adoption of the Reincorporation will NOT constitute a waiver of a stockholder’s rights. After the vote is taken at the meeting, if the Reincorporation is approved, no later than 10 days after the Reincorporation takes place, a written dissenter’s notice and form, accompanied by a copy of NRS Sections 92A.300 - 92A.500 inclusive, will be sent to each stockholder who has given the written notice described above and did not vote in favor of the Reincorporation. The dissenters’ notice will state the results of the vote on the Reincorporation, where the payment demand must be sent, and where and when share certificates, if any, must be deposited. It will set a date, not fewer than 30 nor more than 60 days after delivery of the notice, by which the payment demand must be received from the dissenting stockholder or else the dissenting stockholder shall be deemed to have waived the right to demand payment. The notice will include a form for demanding payment that will require the stockholder asserting dissenters’ rights to certify whether or not the stockholder acquired beneficial ownership of the shares before _____________, the date of the first announcement to the stockholders and the media of the terms of the proposed Reincorporation and that the stockholder did not vote in favor of the transaction. Please note that shares acquired after _____________, referred to in this section as after-acquired shares, may be subject to different treatment in accordance with NRS Section 92A.470 than shares acquired before that date.

A stockholder who receives a dissenter’s notice pursuant to NRS 92A.430 and who wishes to exercise dissenter’s rights must: demand payment; certify whether the stockholder or the beneficial owner on whose behalf he or she is dissenting, as the case may be, acquired beneficial ownership of the shares before the date required to be set forth in the dissenter’s notice for this certification; and deposit the stockholder’s certificates, if any, in accordance with the terms of the notice. If a stockholder fails to make the certification, the Company may elect to treat the stockholder’s shares as after-acquired shares under NRS 92A.470. Once a stockholder deposits that stockholder’s certificates or, in the case of uncertified shares makes demand for payment, that stockholder loses all rights as a stockholder, unless the stockholder withdraws pursuant to NRS 92A.440.

Dissenters’ rights under NRS Section 92A.400 may be asserted either by a beneficial stockholder or a stockholder of record. A record stockholder may assert dissenters’ rights as to fewer than every share registered in his name only if he objects for all shares beneficially owned by any one person and notifies the Company in writing of the name and address of each person on whose behalf he or she asserts dissenters’ rights. A beneficial stockholder may assert dissenters’ rights as to shares held on his behalf only if he submits to the Company the stockholder of record’s written consent before or at the time he asserts dissenters’ rights and he does so for all shares that he beneficially owns or over which he has the power to direct the vote.

Within 30 days after receipt of a payment demand, the Company will pay in cash to each stockholder who complied with the terms of the dissenter’s notice the amount the Company estimates to be the fair value of the shares, plus interest, except that the Company may withhold payment from a dissenter as to after-acquired shares until after the Reincorporation is effected, at which point it shall offer its estimate of fair value of such shares, plus interest, to the dissenter in accordance with NRS 92A.470. The payment will be accompanied by the Company’s balance sheet as of the end of a fiscal year ending not more than 16 months before the date of payment, an income statement for that year and a statement of changes in stockholder’s equity for that year, or, where such financial statements are not reasonably available, then equivalent financial information and the latest available quarterly financial statements; a statement of the Company’s estimate of the fair value of the shares; an explanation of how the interest was calculated; and a statement of the dissenter’s right to demand payment under NRS 92A.480. If a dissenting stockholder believes that the amount paid is less than the fair value of the shares or that the interest due is incorrectly calculated, the stockholder may notify the Company in writing of his own estimate of the fair value of the shares and interest due. If such a claim is made by a stockholder, and it cannot be settled, the Company is required to petition the district court to determine the fair value of the shares and accrued interest within 60 days after receiving the payment demand.

The costs and expenses of a court proceeding will be determined by the court and generally will be assessed against the Company, but these costs and expenses may be assessed as the court deems equitable against all or some of the stockholders demanding appraisal who are parties to the proceeding if the court finds the action of the stockholders in failing to accept the Company’s payment or offered payment was arbitrary, vexatious or not in good faith. These expenses may include the fees and expenses of counsel and experts employed by the parties.

All written notices of intent to demand payment of fair value should be sent or delivered to, BioRestorative Therapies, Inc., Attn: Secretary, 555 Heritage Drive, Suite 132, Jupiter, Florida 33458.

Accounting Treatment of the Reincorporation

The Reincorporation has no effect from an accounting perspective because there is no change in the entity as a result of the Reincorporation. Accordingly, the historical consolidated financial statements of BRT-Nevada previously reported to the SEC as of and for all periods through the date of this proxy statement remain the consolidated financial statements of BRT-Delaware.

Regulatory Approval

To the Company’s knowledge, the only required regulatory or governmental approval or filing necessary in connection with the consummation of the Reincorporation will be the filing of the articles of conversion with the Secretary of State of Nevada and the filing of the certificate of conversion and the Delaware certificate of incorporation with the Secretary of State of Delaware.

Material United States Federal Income Tax Consequences of the Reincorporation

The following discussion summarizes the material United States federal income tax consequences of the Reincorporation that are expected to apply generally to holders of the Company’s common stock. This summary is based upon current provisions of the Code, existing Treasury Department Regulations and current administrative rulings and court decisions, all of which are subject to change and to differing interpretations, possibly with retroactive effect.

This summary only applies to a holder of the Company’s common stock that is a “U.S. person,” defined to include:

•	a citizen or resident of the United States;

•	a corporation created or organized in or under the laws of the United States, or any political subdivision thereof (including the District of Columbia);

•	an estate the income of which is subject to United States federal income taxation regardless of its source;

•	a trust if either:

•
a court within the United States is able to exercise primary supervision over the administration of such trust and one or more United States persons have the authority to control all substantial decisions of such trust, or

•	the trust has a valid election in effect to be treated as a United States person for United States federal income tax purposes; and

•	any other person or entity that is treated for United States federal income tax purposes as if it were one of the foregoing.

A holder of the Company’s common stock other than a “U.S. person” as so defined is, for purposes of this discussion, a “non-U.S. person.” If a partnership holds the Company’s common stock the tax treatment of a partner will generally depend on the status of the partner and the activities of the partnership. If you are a partner of a partnership holding the Company’s common stock, you should consult your tax advisor.

This summary assumes that holders of the Company’s common stock hold their shares of the Company’s common stock as capital assets within the meaning of Section 1221 of the Code (generally, property held for investment). No attempt has been made to comment on all United States federal income tax consequences of the Reincorporation that may be relevant to particular holders, including holders who:

•
are subject to special treatment under United States federal income tax rules such as dealers in securities, financial institutions, non-U.S. persons, mutual funds, regulated investment companies, real estate investment trusts, insurance companies, or tax-exempt entities;

•	are subject to the alternative minimum tax provisions of the Code;

•	acquired their shares in connection with stock option or stock purchase plans or in other compensatory transactions;

•	hold their shares as qualified small business stock within the meaning of Section 1202 of the Code; or

•	hold their shares as part of an integrated investment such as a hedge or as part of a hedging, straddle or other risk reduction strategy.

In addition, the following discussion does not address the tax consequences of the Reincorporation under state, local and foreign tax laws. Furthermore, the following discussion does not address any of the tax consequences of transactions effectuated before, after or at the same time as the Reincorporation, whether or not they are in connection with the Reincorporation.

Accordingly, holders of the Company’s common stock are advised and expected to consult their own tax advisers regarding the federal income tax consequences of the Reincorporation in light of their personal circumstances and the consequences of the Reincorporation under state, local and foreign tax laws.

The Company believes that the Reincorporation of the Company from Nevada to Delaware will constitute a reorganization within the meaning of Section 368(a)(1)(F) of the Code. Assuming that the Reincorporation will be treated for United States federal income tax purposes as a reorganization within the meaning of Section 368(a)(1)(F) of the Code and subject to the qualifications and assumptions described in this proxy statement: (i) holders of the Company’s common stock will not recognize any gain or loss as a result of the consummation of the Reincorporation, (ii) the aggregate tax basis of shares of the resulting Delaware corporation’s common stock received in the Reincorporation will be equal to the aggregate tax basis of the shares of the Company’s common stock converted therefor, and (iii) the holding period of the shares of the resulting Delaware corporation’s common stock received in the Reincorporation will include the holding period of the shares of the Company’s common stock converted therefor.

THE PRECEDING DISCUSSION IS INTENDED ONLY AS A SUMMARY OF CERTAIN UNITED STATES FEDERAL INCOME TAX CONSEQUENCES OF THE REINCORPORATION AND DOES NOT PURPORT TO BE A COMPLETE ANALYSIS OR DISCUSSION OF ALL OF THE REINCORPORATION’S POTENTIAL TAX EFFECTS. HOLDERS OF THE COMPANY’S COMMON STOCK ARE URGED TO CONSULT THEIR OWN TAX ADVISORS AS TO THE SPECIFIC TAX CONSEQUENCES TO THEM OF THE REINCORPORATION AND THE APPLICABILITY AND EFFECT OF FEDERAL, STATE, LOCAL AND OTHER APPLICABLE TAX LAWS.

Vote Required

The approval and adoption of the Reincorporation of the Company from the State of Nevada to the State of Delaware pursuant to a plan of conversion requires the affirmative vote of stockholders who hold a majority of the outstanding shares of common stock entitled to vote.

Recommendation

The Board of Directors recommends a vote FOR approval of the Reincorporation.

PROPOSAL 4: APPROVAL OF THE ESTABLISHMENT OF A CLASSIFIED BOARD
OF DIRECTORS IF AND WHEN THE COMPANY’S STATE OF INCORPORATION IS
CHANGED FROM NEVADA TO DELAWARE, AS SET FORTH IN PROPOSAL 3.

General

We currently have a Board of Directors consisting of four members elected to one-year terms at each annual meeting of the stockholders.  As part of our proposed Reincorporation in Delaware (see Proposal 3), we seek to establish a classified board of directors by dividing the Board of Directors into three classes with staggered terms.

A classified board is one in which a certain number, but not all, of the directors are elected on a rotating basis each year. This method of electing directors makes changes in the composition of the board of directors more difficult, and thus a potential change in control of a corporation a lengthier and more difficult process.  Under Nevada law, a company may provide for a classified board of directors by adopting amendments to its bylaws or articles of incorporation.  Although we qualify to adopt a classified board of directors, our Board of Directors has not previously done so.  Delaware law permits, but does not require, a classified board of directors, pursuant to which the directors can be divided into as many as three classes with staggered terms of office, with only one class of directors standing for election each year. The Delaware certificate of incorporation and bylaws, attached to this proxy statement as Appendices D and E, respectively, provide for a classified Board of Directors with three classes of directors (the “Classified Board Provision”).

Under the Classified Board Provision, the Board of Directors would be divided into three classes, designated Class I, Class II and Class III.  All directors in Class I would hold office until the first annual meeting of stockholders following the implementation of the Classified Board Provision; all directors in Class II would hold office until the second annual meeting of stockholders following the implementation of the Classified Board Provision; and all directors in Class III would hold office until the third annual meeting of the stockholders following the implementation of the Classified Board Provision and, in each case, until their successors are duly elected and qualified or until their earlier resignation, removal from office or death. As a result, only one class of directors will be elected at each annual meeting of stockholders, with the other classes continuing the remainder of their terms until their successors are duly elected and qualified or until their earlier resignation, removal from office or death. Any director chosen by the directors to fill a vacancy in the Board of Directors shall hold office for the unexpired term in respect of which such vacancy occurs.

If the proposal for Reincorporation in Delaware is adopted by the stockholders, the directors of BRT-Delaware, who are also serving as the current directors of the Company and nominated for re-election under Proposal 1, will be divided into classes as follows:

CLASS	NAME

I	Joseph Swiader
II	Paul Jude Tonna
III	Mark Weinreb
III	A. Jeffrey Radov

By approving Proposal 4, stockholders will be approving the Classified Board Provision, the election of the same directors who are nominated for election to our Board of Directors under Proposal 1, and the initial classification of those directors as set forth above.

Classified Board

At each annual meeting scheduled to be held after the proposed Reincorporation, directors to succeed those of a class whose terms expire at such annual meeting shall be elected to hold office until the third succeeding annual meeting and until their respective successors shall have been duly elected and qualified. If the number of directors is later changed, any newly created directorships or decrease in directorships shall be so apportioned among the classes as to make all classes as nearly equal in number as is practicable. Thus, after the proposed Reincorporation, stockholders will elect only one-third of the directors at each annual meeting of stockholders.

The Board of Directors believes that dividing the directors into three classes is advantageous to us and our stockholders because, by providing that directors will serve three-year terms rather than one-year terms, the likelihood of continuity and stability in the policies formulated by the Board will be enhanced. Although the Board of Directors is not aware of any problems experienced by us in the past with respect to such continuity and stability, the Board of Directors believes that a classified Board of Directors could decrease the likelihood of such problems arising in the future. In addition, the Board of Directors believes that a classified Board of Directors will assist us in attracting and retaining qualified persons to serve as members of the Board of Directors.

The Board of Directors also believes that a classified board would, if adopted, reduce the possibility that a third party could effect an unsolicited change in control of our Board of Directors. A classified board would likely allow the Board and management, if confronted by a proposal from a third party who has acquired a block of our common stock, sufficient time to review the proposal and appropriate alternatives to the proposal and to attempt to negotiate a better transaction, if possible, for the stockholders.

The Board of Directors believes that, if a potential acquiror were to purchase a significant or controlling interest in us, such potential acquiror’s ability to remove our directors and obtain control of the Board and thereby remove our management would severely curtail our ability to negotiate effectively with such potential acquiror. The threat of obtaining control of the Board may deprive the Board of the time and information necessary to evaluate the proposal, to study alternative proposals and to help ensure that the best price is obtained in any transaction involving us which may ultimately be undertaken.

Since the creation of a classified Board will increase the amount of time required for a takeover bidder to obtain control of us without the cooperation of the Board, even if the takeover bidder were to acquire a majority of our outstanding common stock, the existence of a classified board could tend to discourage certain tender offers which stockholders might feel would be in their best interests. Because tender offers for control usually involve a purchase price higher than the current market price, the creation of a classified board could also discourage open market purchases by a potential takeover bidder. Such tender offers or open market purchases could increase the market price of our stock, enabling stockholders to sell their shares at a price higher than that which otherwise would prevail. Since these provisions will make the removal of directors more difficult, it will increase the directors’ security in their positions and, since the Board has the power to retain and discharge management, would tend to perpetuate incumbent management. In addition, the additional time required to change control of the Board makes it more difficult for stockholders to change the composition of the Board even if they believe such a change desirable.

The foregoing discussion of the Delaware certificate of incorporation and bylaws is qualified in its entirety by reference to the relevant sections of such certificate and bylaws attached to this proxy statement as Appendices D and E, respectively.

Vote Required

The approval and adoption of a classified board after the proposed Reincorporation to the State of Delaware, which will also constitute approval of the provisions of the Delaware certificate of incorporation and bylaws establishing such a classified board, requires the affirmative vote of stockholders who hold a majority of the outstanding shares of common stock entitled to vote.

Recommendation

The Board of Directors recommends a vote FOR approval of the establishment of a classified board.

PROPOSAL 5:  AMENDMENT TO ARTICLES OF INCORPORATION
TO INCREASE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

Our Board of Directors has adopted resolutions approving and submitting to a vote of the stockholders an amendment to Article II of our articles of incorporation (“Articles”) to increase the number of authorized shares of common stock from 100,000,000 to 200,000,000.

Our Board of Directors believes that the availability of additional authorized shares of common stock will provide us with the flexibility in the future to issue shares of our common stock (i) for general corporate purposes, including raising additional capital and settling outstanding obligations, (ii) in connection with present and future employee benefit programs and (iii) in connection with acquisitions of companies or assets.  We have no plans, arrangements or understandings, whether written or oral, to issue any of the common stock that will be newly available following the approval of this proposal by our stockholders.

Our Board of Directors will determine whether, when and on what terms the issuance of shares of our common stock may be warranted in connection with any future actions. No further action or authorization by our stockholders will be necessary before the issuance of the additional shares of our common stock authorized under our Articles, except as may be required for a particular transaction by applicable law or regulatory agencies or by the rules of any stock market or exchange on which our common stock may then be listed.

Our Articles currently authorize the issuance of 100,000,000 shares of common stock, par value $0.001 per share, and 1,000,000 shares of preferred stock, par value $0.01 per share.  As of October 24, 2014, there were 31,272,801 shares of common stock outstanding, and no shares of preferred stock outstanding.  In addition, as of October 27, 2014, 22,984,349 shares of common stock were issuable upon the exercise of outstanding options and warrants.

Although our Board has no current plans to utilize the additional authorized shares of common stock to entrench present management, it may, in the future, be able to use the additional common stock as a defensive tactic against hostile takeover attempts.  The authorization of such additional common stock will have no current anti-takeover effect.  No hostile take-over attempts are, to our management’s knowledge, currently threatened.  There are no provisions in our Articles or bylaws or other material agreements to which we are a party that would, in our management’s judgment, have a significant anti-takeover effect; however, see “Anti-Takeover Implications of Proposed Reincorporation” in “Proposal 3: Authorization to Reincorporate the Company in the State of Delaware” and “Proposal 4: Approval of the Establishment of a Classified Board of Directors If and When the Company’s State of Incorporation is Changed from Nevada to Delaware, as Set Forth in Proposal 3” with regard to certain anti-takeover implications of such proposals.  Also, as described under “Stockholder Proposals”, our bylaws contain certain advance notification requirements for nominations of persons for election to our Board and proposals by stockholders at our annual meeting of stockholders.

The relative rights and limitations of the common stock would remain unchanged under the amendment. Our stockholders do not currently possess, nor upon the approval of the proposed authorized share increase will they acquire, preemptive rights, that would entitle such persons, as a matter of right, to subscribe for the purchase of any shares, rights, warrants or other securities or obligations convertible into, or exchangeable for, our securities.  Therefore, the proposed increase in authorized shares of common stock could result in the dilution of the ownership interest of existing stockholders upon future issuances.

If Proposal 5 is approved, it will become effective whether or not the Reincorporation is approved and the number of shares of common stock authorized under the Nevada articles of incorporation will be 200,000,000.  If Proposal 5 is approved and the Reincorporation is approved and consummated, the number of shares of common stock authorized under the Delaware certificate of incorporation will be 200,000,000.

Vote Required

The approval and adoption of the amendment to our articles of incorporation to increase the number of authorized shares of common stock requires the affirmative vote of stockholders who hold a majority of the outstanding shares of common stock entitled to vote.

Recommendation

The Board of Directors recommends a vote FOR approval of the proposed amendment to our articles of incorporation to increase the number of authorized shares of common stock from 100,000,000 to 200,000,000.

PROPOSAL 6:  AMENDMENT TO ARTICLES OF INCORPORATION
TO INCREASE NUMBER OF AUTHORIZED SHARES OF PREFERRED STOCK

Our Board of Directors has adopted resolutions approving and submitting to a vote of the stockholders amendments to Article II of our Articles to increase the number of authorized shares of preferred stock from 1,000,000 to 5,000,000.

Our Board of Directors believes that the availability of additional authorized shares of preferred stock will provide us with the flexibility in the future to issue shares of our preferred stock (i) for general corporate purposes, including raising additional capital and settling outstanding obligations, (ii) in connection with present and future employee benefit programs and (iii) in connection with acquisitions of companies or assets.  We have no plans, arrangements or understandings, whether written or oral, to issue any of the preferred stock that will be newly available following the approval of this proposal by our stockholders.

Our Board of Directors will determine whether, when and on what terms the issuance of shares of our preferred stock may be warranted in connection with any future actions, including any dividend, liquidation, redemption, conversion and voting rights and preferences associated with such issued preferred stock. No further action or authorization by our stockholders will be necessary before the issuance of the additional shares of our preferred stock authorized under our Articles, except as may be required for a particular transaction by applicable law or regulatory agencies or by the rules of any stock market or exchange on which our common or preferred stock may then be listed.

Our Articles currently authorize the issuance of 100,000,000 shares of common stock, par value $0.001 per share, and 1,000,000 shares of preferred stock, par value $0.01 per share. As of October 24, 2014, there were 31,272,801 shares of common stock outstanding, and no shares of preferred stock outstanding. In addition, as of October 27, 2014, 22,984,349 shares of common stock were issuable upon the exercise of outstanding options and warrants.

Although our Board has no current plans to utilize the additional authorized shares of preferred stock to entrench present management, it may, in the future, be able to use the additional preferred stock as a defensive tactic against hostile takeover attempts.  The authorization of such additional preferred stock will have no current anti-takeover effect.  No hostile take-over attempts are, to our management’s knowledge, currently threatened.  There are no provisions in our Articles or bylaws or other material agreements to which we are a party that would, in our management’s judgment, have a significant anti-takeover effect; however, see “Anti-Takeover Implications of Proposed Reincorporation” in “Proposal 3: Authorization to Reincorporate the Company in the State of Delaware” and “Proposal 4: Approval of the Establishment of a Classified Board of Directors If and When the Company’s State of Incorporation is Changed from Nevada to Delaware, as Set Forth in Proposal 3” with regard to certain anti-takeover implications of such proposals.  Also, as described under “Stockholder Proposals”, our bylaws contain certain advance notification requirements for nominations of persons for election to our Board and proposals by stockholders at our annual meeting of stockholders.

Our stockholders do not currently possess, nor upon the approval of the proposed authorized share increase will they acquire, preemptive rights, that would entitle such persons, as a matter of right, to subscribe for the purchase of any shares, rights, warrants or other securities or obligations convertible into, or exchangeable for, our securities.  Therefore, the proposed increase in authorized shares of preferred stock could result in the dilution of the ownership interest of existing stockholders upon future issuances.

If Proposal 6 is approved, it will become effective whether or not the Reincorporation is approved and the number of shares of preferred stock authorized under the Nevada articles of incorporation will be 5,000,000.  If Proposal 6 is approved and the Reincorporation is approved and consummated, the number of shares of preferred stock authorized under the Delaware certificate of incorporation will be 5,000,000.

Vote Required

The approval and adoption of the amendment to our articles of incorporation to increase the number of authorized shares of preferred stock requires the affirmative vote of stockholders who hold a majority of the outstanding shares of common stock entitled to vote.

Recommendation

The Board of Directors recommends a vote FOR approval of the proposed amendment to our articles of incorporation to increase the number of authorized shares of preferred stock from 1,000,000 to 5,000,000.

PROPOSAL 7: RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Based on the recommendation of the Audit Committee of the Board of Directors, the Board has selected Marcum LLP as our independent registered public accounting firm to examine our financial statements for the fiscal year ending December 31, 2014.

Although ratification by stockholders is not required by our organizational documents or other applicable law, our Board of Directors has determined that requesting ratification by stockholders of its appointment of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014 is a matter of good corporate practice. If stockholders do not ratify the selection, the Board may reconsider whether or not to retain Marcum LLP, but may still retain them. Even if the selection is ratified, the Board, in its discretion, may change the appointment at any time during the year if it determines that such a change would be in the best interests of us and our stockholders.

Marcum LLP has served as our independent registered public accountants for the fiscal years ended December 31, 2013 and 2012.

The following is a summary of the fees billed or expected to be billed to us by Marcum LLP for professional services rendered with respect to the fiscal years ended December 31, 2013 and 2012:

Fee Category	Fiscal 2013 Fees	Fiscal 2012 Fees
Audit Fees(1)	$96,771	$93,470
Audit-Related Fees(2)	-	3,638
Tax Fees(3)	7,500	23,125
All Other Fees(4)	-	-
	$104,271	$120,233
 ________________

(1)	Audit Fees consist of fees billed and expected to be billed for services rendered for the audit of our consolidated financial statements for the fiscal years ended December 31, 2013 and 2012.

(2)
Audit-Related Fees consist of fees billed for assurance and related services that are reasonably related to the performance of the audit of our financial statements and are not reported under “Audit Fees.”

(3)	Tax Fees consist of fees billed for professional services related to preparation of our U.S. federal and state income tax returns and tax advice.

(4)	All Other Fees consist of fees billed for services provided by our independent registered public accountants, other than those disclosed above.

The Audit Committee is responsible for the appointment, compensation and oversight of the work of the independent registered public accountants, and approves in advance any services to be performed by the independent registered public accountants, whether audit-related or not. The Audit Committee reviews each proposed engagement to determine whether the provision of services is compatible with maintaining the independence of the independent registered public accountants. The fees shown above were pre-approved either by our Board or our Audit Committee.

Vote Required

The ratification of the selection of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2014 requires the affirmative vote of stockholders who hold a majority of the shares of common stock present in person or represented by proxy at the meeting and entitled to vote.

Recommendation

The Board of Directors recommends that stockholders vote FOR the ratification of the selection of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2014.

PROPOSAL 8:  ADJOURNMENT TO SOLICIT ADDITIONAL PROXIES

Stockholders are being asked to grant authority to proxy holders to vote in favor of one or more adjournments of the meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the meeting to adopt one or more of the foregoing proposals.  If this proposal is approved, the meeting could be successively adjourned to any date. In accordance with the our bylaws, a vote on adjournments of the meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the meeting to adopt one or more of the foregoing proposals may be taken in the absence of a quorum. We do not intend to call a vote on adjournments of the meeting to solicit additional proxies if the adoption of each of the foregoing proposals is approved at the meeting.  If the meeting is adjourned to solicit additional proxies, stockholders who have already submitted their proxies will be able to revoke them at any time prior to their use.

Vote Required

The approval of authority to adjourn the meeting requires the affirmative vote of stockholders who hold a majority of the shares of common stock present in person or represented by proxy at the meeting and entitled to vote.

Recommendation

The Board of Directors recommends that stockholders vote FOR adjournments of the meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the meeting to adopt one or more of the foregoing proposals.

STOCKHOLDER PROPOSALS

Stockholder proposals intended to be presented at our next annual meeting of stockholders pursuant to the provisions of Rule 14a-8 of the SEC, promulgated under the Exchange Act, must be received at our offices in Jupiter, Florida by ____________, 2015 for inclusion in our proxy statement and form of proxy relating to such meeting.

The following requirements with respect to stockholder proposals and stockholder nominees to our Board of Directors are included in our bylaws.

Stockholder Proposals

In order for a stockholder to make a proposal at an annual meeting of stockholders, under our bylaws, timely notice must be received by us in advance of the meeting. To be timely, a stockholder’s notice must be delivered to or mailed and received by our Secretary at our principal executive offices not less than 60 days prior to the scheduled date of the meeting (regardless of any postponements, deferrals or adjournments of the meeting to a later date); provided, however, if no notice is given and no public announcement is made to the stockholders regarding the date of the meeting at least 75 days prior to the meeting, the stockholder’s notice shall be valid if delivered to or mailed and received by our Secretary at our principal executive offices not less than 15 days following the day on which the notice or public announcement of the date of the meeting was given or made.

A stockholder’s notice must set forth as to each matter the stockholder proposes to bring before the annual meeting certain information regarding the proposal, including the following:

•
a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and, in the event that such business includes a proposal to amend either our articles of incorporation or bylaws, the language of the proposed amendment;

•	the name and address, as they appear on our books, of the stockholder proposing such business;

•	the class and number of shares of our capital stock that are beneficially owned by such stockholder; and

•	any material interest (financial or other) of such stockholder in such business.

Stockholder Nominees

In order for a stockholder to nominate a candidate for director, under our bylaws, timely notice of the nomination must be received by us in advance of the meeting. To be timely, a stockholder’s notice must be delivered to or mailed and received by our Secretary at our principal executive offices not less than 60 days prior to the scheduled date of the meeting (regardless of any postponements, deferrals or adjournments of the meeting to a later date); provided, however, if no notice is given and no public announcement is made to the stockholders regarding the date of the meeting at least 75 days prior to the meeting, the stockholder’s notice shall be valid if delivered to or mailed and received by our Secretary at our principal executive offices not less than 15 days following the day on which the notice or public announcement of the date of the meeting was given or made.

The stockholder sending the notice of nomination must describe various matters, including the following:

•	the name, age, business and residential addresses, and occupation or employment of the nominee;

•	the number of shares of our capital stock beneficially owned by the nominee;

•	the written consent by the nominee, agreeing to serve as a director if elected;

•	a description of all arrangements or understandings between the nominee and any other person or persons (naming such persons) regarding the nomination;

•	any other information relating to such nominee required to be disclosed in a proxy statement;

•	such other information as we may reasonably request to determine the eligibility of the proposed nominee to serve as one of our directors;

•	the name, business address and residential address of the stockholder;

•	the number of shares of our capital stock beneficially owned by the stockholder;

•	a description of all arrangements or understandings between the stockholder and the nominee regarding the nomination; and

•	a description of all arrangements or understandings between the stockholder and any other person or persons (naming such persons) regarding the nomination.

These requirements are separate from and in addition to the requirements a stockholder must meet to have a proposal included in our proxy statement.

Any notice given pursuant to the foregoing requirements must be sent to our Secretary at 555 Heritage Drive, Suite 132, Jupiter, Florida 33458. The foregoing is only a summary of the provisions of our bylaws that relate to stockholder proposals and stockholder nominations for director. Any stockholder desiring a copy of our bylaws will be furnished one without charge upon receipt of a written request therefor.

OTHER BUSINESS

While the accompanying Notice of Annual Meeting of Stockholders provides for the transaction of such other business as may properly come before the meeting, we have no knowledge of any matters to be presented at the meeting other than those listed as Proposals 1, 2, 3, 4, 5, 6, 7 and 8 in the notice. However, the enclosed proxy gives discretionary authority in the event that any other matters should be presented.

INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

This proxy statement is accompanied by a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2013 (the “Form 10-K”) and our Quarterly Report on Form 10-Q for the period ended June 30, 2014 (the “June 2014 Form 10-Q”).

The following information from our Form 10-K, as filed with the SEC pursuant to Section 13 or 15(d) of the Exchange Act, is hereby incorporated by reference into this proxy statement:

•	“Management’s Discussion and Analysis of Financial Condition and Results of Operations,” included in Item 7 thereof;

•
our audited consolidated financial statements as of December 31, 2013 and 2012, for the years then ended and for the period from December 30, 2008 (inception) to December 31, 2013, included in Item 8 thereof (found following Item 15 thereof); and

•	“Changes in and Disagreements with Accountants on Accounting and Financial Disclosure,” included in Item 9 thereof.

The following information from our June 2014 Form 10-Q, as filed with the SEC  pursuant to Section 13 or 15(d) of the Exchange Act, is hereby incorporated by reference into this proxy statement:

•	our unaudited condensed consolidated financial statements as of June 30, 2014 and for the three and six months ended June 30, 2014 and 2013; and

•	“Management’s Discussion and Analysis of Financial Condition and Results of Operations,” included in Part I, Item 2 thereof.

Any statement contained in a document incorporated herein by reference shall be deemed to be modified or superseded for purposes of this proxy statement to the extent that a statement contained herein modifies or supersedes such statement. Any statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this proxy statement.

Mark Weinreb
Chief Executive Officer

Jupiter, Florida
October __, 2014

Appendix A
Plan of Conversion

PLAN OF CONVERSION
FOR
BIORESTORATIVE THERAPIES, INC.,
A NEVADA CORPORATION
INTO
BIORESTORATIVE THERAPIES, INC.,
A DELAWARE CORPORATION

This Plan of Conversion, dated as of _______________, ____ (together with all of the exhibits attached hereto, this “Plan”) is hereby adopted by BioRestorative Therapies, Inc., a Nevada corporation (the “Company”), in order to set forth the terms, conditions and procedures governing the conversion of the Company from a Nevada corporation to a Delaware corporation pursuant to Section 265 of the General Corporation Law of the State of Delaware, as amended (the “DGCL”), and Sections 92A.105 and 92A.120 of the Nevada Revised Statutes, as amended (the “NRS”).

WHEREAS, the Company is a corporation organized and existing under the laws of the State of Nevada; and

WHEREAS, the form, terms and provisions of this Plan have been authorized, approved and adopted by (i) the Board of Directors of the Company (the “Board”) and (ii) the holders of a majority of the outstanding shares of the Company’s Common Stock (as defined in Section 5(a) below) at the Company’s 2014 Annual Meeting of Stockholders held on December 19, 2014.

NOW, THEREFORE, the Company hereby adopts the Plan as follows:

1.Conversion.
(a) Upon the Effective Date (as defined in Section 4 below), the Company shall be converted from a Nevada corporation to a Delaware corporation pursuant to Section 265 of the DGCL and Sections 92A.105 and 92A.120 of the NRS (the “Conversion”) and the Company, as converted to a Delaware corporation (the “Resulting Company”), shall thereafter be subject to all of the provisions of the DGCL, except that notwithstanding Section 106 of the DGCL, the existence of the Resulting Company shall be deemed to have commenced on the date the Company commenced its existence in the State of Nevada.

(b) As promptly as practicable following the adoption of the Plan, the Company shall cause the Conversion to be effective by:

(i) executing and filing (or causing the execution and filing of) Articles of Conversion pursuant to Section 92A.205 of the NRS, substantially in the form attached hereto as Exhibit A (the “Articles of Conversion”), with the Secretary of State of the State of Nevada;

(ii) executing and filing (or causing the execution and filing of) a Certificate of Conversion pursuant to Sections 103 and 265 of the DGCL, substantially in the form attached hereto as Exhibit B (the “Certificate of Conversion”), with the Secretary of State of the State of Delaware; and

Appendix A Page - 1

(iii) executing and filing (or causing the execution and filing of) a Certificate of Incorporation of the Resulting Company, substantially in the form attached hereto as Exhibit C (the “Delaware Certificate of Incorporation”), with the Secretary of State of the State of Delaware.

(c) Upon the Effective Date, the Bylaws substantially in the form attached hereto as Exhibit D (the “Delaware Bylaws”) shall be the bylaws of the Resulting Company.

2.Effect of Conversion.
(a) Upon the Effective Date, the name of the Resulting Company shall continue to be “BioRestorative Therapies, Inc.”

(b) Upon the Effective Date, by virtue of the Conversion and without any further action on the part of the Company or its stockholders, the Resulting Company shall, for all purposes of the laws of the State of Delaware, be deemed to be the same entity as the Company existing immediately prior to the Effective Date. Upon the Effective Date, by virtue of the Conversion and without any further action on the part of the Company or its stockholders, for all purposes of the laws of the State of Delaware, all of the rights, privileges and powers of the Company existing immediately prior to the Effective Date, and all property, real, personal and mixed, and all debts due to the Company existing immediately prior to the Effective Date, as well as all other things and causes of action belonging to the Company existing immediately prior to the Effective Date, shall remain vested in the Resulting Company and shall be the property of the Resulting Company and the title to any real property vested by deed or otherwise in the Company existing immediately prior to the Effective Date shall not revert or be in any way impaired by reason of the Conversion; but all rights of creditors and all liens upon any property of the Company existing immediately prior to the Effective Date shall be preserved unimpaired, and all debts, liabilities and duties of the Company existing immediately prior to the Effective Date shall remain attached to the Resulting Company upon the Effective Date, and may be enforced against the Resulting Company to the same extent as if said debts, liabilities and duties had originally been incurred or contracted by the Resulting Company in its capacity as a corporation of the State of Delaware. The rights, privileges, powers and interests in property of the Company existing immediately prior to the Effective Date, as well as the debts, liabilities and duties of the Company existing immediately prior to the Effective Date, shall not be deemed, as a consequence of the Conversion, to have been transferred to the Resulting Company upon the Effective Date for any purpose of the laws of the State of Delaware.

(c) The Conversion shall not be deemed to affect any obligations or liabilities of the Company incurred prior to the Conversion or the personal liability of any person incurred prior to the Conversion.

3. Taxes. The Company intends for the Conversion to constitute a tax-free reorganization qualifying under Section 368(a) of the Internal Revenue Code of 1986, as amended. Accordingly, neither the Company nor any of its stockholders should recognize gain or loss for federal income tax purposes as a result of the Conversion (other than any stockholder that validly exercises dissenter’s appraisal rights).

Appendix A Page - 2

4. Effective Date. The Conversion shall become effective upon the last to occur of the filing of the Articles of Conversion with the Secretary of State of the State of Nevada and the Certificate of Conversion and the Delaware Certificate of Incorporation with the Secretary of State of the State of Delaware (the time of the effectiveness of the Conversion, the “Effective Date”).

5. Effect of Conversion on the Company’s Securities. Upon the Effective Date, by virtue of the Conversion and without any further action on the part of the Company or its stockholders:

(a) Each share of common stock of the Company, $0.001 par value per share (“Company Common Stock”) that is issued and outstanding immediately prior to the Effective Date shall convert into one validly issued, fully paid and nonassessable share of common stock, $0.001 par value per share, of the Resulting Company (“Resulting Company Common Stock”).

(b) Each option to acquire shares of Company Common Stock outstanding immediately prior to the Effective Date shall convert into an equivalent option to acquire the same number of shares of Resulting Company Common Stock, upon the same terms and conditions as were in effect immediately prior to the Effective Date.

(c) Each warrant or other right to acquire shares of Company Common Stock outstanding immediately prior to the Effective Date shall convert into an equivalent warrant or other right to acquire the same number of shares of Resulting Company Common Stock, upon the same terms and conditions as were in effect immediately prior to the Effective Date.

(d) All of the outstanding certificates representing shares of Company Common Stock immediately prior to the Effective Date shall be deemed for all purposes to continue to evidence ownership of and to represent the same number of shares of Resulting Company Common Stock.

6. Effect of the Conversion on Employee Benefit, Stock Option and Other Equity-Based Plans. Upon the Effective Date, by virtue of the Conversion and without any further action on the part of the Company or its stockholders, each employee benefit plan, stock option plan, and other equity-based plan of the Company shall continue to be a plan of the Resulting Company. To the extent that any such plan provides for the issuance of Company Common Stock, upon the Effective Date, such plan shall be deemed to provide for the issuance of Resulting Company Common Stock.

7. Effect of Conversion on Directors and Officers. Upon the Effective Date, by virtue of the Conversion and without any further action on the part of the Company or its stockholders, the members of the Board and the officers of the Company holding their respective offices in the Company existing immediately prior to the Effective Time shall continue in their respective offices as members of the Board and officers of the Resulting Company.

Appendix A Page - 3

8. Dissenters’ Appraisal Rights. Upon the Effective Date, in accordance with NRS Sections 92A.300– 92A.500, the Resulting Company shall afford each stockholder of record (as defined in NRS 92A.330) of shares of Company Common Stock who does not approve the Plan of Conversion the right to receive the appraised value for his, her or its shares of the Company Common Stock if such stockholder fully complies with the provisions of NRS Sections 92A.300 – 92A.500.

9. Further Assurances. If, at any time after the Effective Date, the Resulting Company shall determine or be advised that any deeds, bills of sale, assignments, agreements, documents or assurances or any other acts or things are necessary, desirable or proper, consistent with the terms of the Plan, (a) to vest, perfect or confirm, of record or otherwise, in the Resulting Company its right, title or interest in, to or under any of the rights, privileges, immunities, powers, purposes, franchises, properties or assets of the Company existing immediately prior to the Effective Date, or (b) to otherwise carry out the purposes of the Plan, the Resulting Company and its officers and directors are hereby authorized to solicit in the name of the Resulting Company any third-party consents or other documents required to be delivered by any third-party, to execute and deliver, in the name and on behalf of the Resulting Company all such deeds, bills of sale, assignments, agreements, documents and assurances and do, in the name and on behalf of the Resulting Company, all such other acts and things necessary, desirable or proper to vest, perfect or confirm its right, title or interest in, to or under any of the rights, privileges, immunities, powers, purposes, franchises, properties or assets of the Company existing immediately prior to the Effective Date and otherwise to carry out the purposes of the Plan.

10. Copy of Plan of Conversion. After the Effective Date, a copy of this Plan shall be kept on file at the officers of the Resulting Company, and any stockholder of the Resulting Company (or former stockholder of the Company) may request a copy of this Plan at no charge at any time.

11. Termination; Amendment. At any time prior to the Effective Date, the Plan may be terminated or amended by action of the Board if, in the opinion of the Board, such action would be in the best interests of the Company and its stockholders.

12. Third Party Beneficiaries. The Plan shall not confer any rights or remedies upon any person other than as expressly provided herein.

13. Severability. Whenever possible, each provision of the Plan will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of the Plan is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of the Plan.

[SIGNATURE PAGE FOLLOWS]

Appendix A Page - 4

IN WITNESS WHEREOF, the Company has caused this Plan of Conversion to be duly executed as of the date first written above.

BIORESTORATIVE THERAPIES, INC.

By:	/s/

Appendix A Page - 5

Exhibit A
Form of Articles of Conversion

Appendix A Page - 6

Exhibit B
Form of Certificate of Conversion

Appendix A Page - 7

Exhibit C
Form of Delaware Certificate of Incorporation

Appendix A Page - 8

Exhibit D
Form of Delaware Bylaws

Appendix A Page - 9

Appendix B
Articles of Conversion

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

140303

Articles of Conversion

(PURSUANT TO NRS 92A.205)

Page 1

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

PLEASE NOTE: The charter document for the resulting entity *must* be submitted/filed simultaneously with the articles of conversion.

Articles of Conversion
(Pursuant to NRS 92A.205)

1. Name and jurisdiction of organization of constituent entity and resulting entity:

BioRestorative Therapies, Inc.
Name of constituent entity

Nevada
Jurisdiction

Corporation
Entity type *

and,

BioRestorative Therapies, Inc.
Name of resulting entity

Delaware
Jurisdiction

Corporation
Entity type *

2. A plan of conversion has been adopted by the constituent entity in compliance with the law of the jurisdiction governing the constituent entity.

3. Location of plan of conversion: (check one)

- [X] The entire plan of conversion is attached to these articles.
- [ ] The complete executed plan of conversion is on file at the registered office or principal place of business of the resulting entity.
- [ ] The complete executed plan of conversion for the resulting domestic limited *partnership is* on file at the records office required by NRS 88.330.

* corporation, limited partnership, limited-liability limited partnership, limited-liability company or business trust.

This form must be accompanied by appropriate fees.

Nevada Secretary of State 92A Conversion Page 1
Revised: 8-8-14

Appendix B Page - 1

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

Articles of Conversion

(PURSUANT TO NRS 92A.205)

Page 2

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

4. Forwarding address where copies of process may be sent by the Secretary of State of Nevada (if a foreign entity is the resulting entity in the conversion):

Attn: Corporate Secretary

5. Effective date and time of filing: (optional) (must not be later than 90 days after the certificate is filed)

Date: ____________ **Time:** ____________

6. Signatures - must be signed by:

1. If constituent entity is a Nevada entity: an officer of each Nevada corporation; all general partners of each Nevada limited partnership or limited-liability limited partnership; a manager of each Nevada limited-liability company with managers or one member if there are no managers; a trustee of each Nevada business trust; a managing partner of a Nevada limited-liability partnership (a.k.a. general partnership governed by NRS chapter 87).

2. If constituent entity is a foreign entity: must be signed by the constituent entity in the manner provided by the law governing it.

Name of *constituent* entity

X ______________________

Signature **Title** **Date**

* Pursuant to NRS 92A.205(4) if the conversion takes effect on a later date specified in the articles of conversion pursuant to NRS 92A.240, the constituent document filed with the Secretary of State pursuant to paragraph (b) subsection 1 must state the name and the jurisdiction of the constituent entity and that the existence of the resulting entity does not begin until the later date. **This statement must be included within the resulting entity's articles.**

FILING FEE: $350.00

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

Nevada Secretary of State 92A Conversion Page 2
Revised: 8-6-14

Appendix B Page - 2

Appendix C
Certificate of Conversion

STATE OF DELAWARE
CERTIFICATE OF CONVERSION

FROM
BIORESTORATIVE THERAPIES, INC.
A NEVADA CORPORATION

TO
BIORESTORATIVE THERAPIES, INC.
A DELAWARE CORPORATION

__________, ____

This Certificate of Conversion is executed by BioRestorative Therapies, Inc., a Nevada corporation (“BRT-Nevada”), to convert the Corporation to a Delaware corporation (“BRT-Delaware”) pursuant to Section 266 of the Delaware General Corporation Law.

(1)	The jurisdiction where BRT-Nevada was first formed is Nevada.

(2)	The date of the filing of BRT-Nevada’s original certificate of incorporation was June 13, 1997.

(3)	The jurisdiction of BRT-Nevada immediately prior to filing this certificate is Nevada.

(4)	The name of BRT-Nevada immediately prior to the filing of this certificate is BioRestorative Therapies, Inc.

(5)	The name of BRT-Delaware as set forth in its certificate of incorporation is BioRestorative Therapies, Inc.

(6)	The conversion shall be effective upon filing this certificate with the Secretary of State.

Appendix C Page - 1

IN WITNESS WHEREOF, the undersigned has executed this Certificate on the date first set forth above.

BIORESTORATIVE THERAPIES, INC.

By:
Name:
Title:

Signature Page – Certificate of Conversion of BioRestorative Therapies, Inc.

Appendix C Page - 2

Appendix D
Delaware Certificate of Incorporation

CERTIFICATE OF INCORPORATION
OF
BIORESTORATIVE THERAPIES, INC.

FIRST: The name of the corporation is BioRestorative Therapies, Inc. (hereinafter referred to as the “Corporation”).
SECOND: The address of the registered office of the Corporation in the State of Delaware is ________________________________________, 19801, in the County of ___________. The name of the registered agent of the Corporation at that address is _______________________.
THIRD: The purpose of the Corporation is to engage in any lawful act or activity for which a corporation may be organized under the Delaware General Corporation Law.
FOURTH: A. The total number of shares of all classes of stock which the Corporation shall have authority to issue is two hundred five million (205,000,000), consisting of two hundred million (200,000,000) shares of Common Stock, par value $.001 per share (the “Common Stock”), and five million (5,000,000) shares of Preferred Stock, par value $.01 per share (the “Preferred Stock”).
B. The board of directors is authorized, subject to any limitations prescribed by law, to provide for the issuance of shares of Preferred Stock in series, and by filing a certificate pursuant to the applicable law of the State of Delaware (such certificate being hereinafter referred to as a “Preferred Stock Designation”), to establish from time to time the number of shares to be included in each such series, and to fix the designation, powers, preferences, and rights of the shares of each such series and any qualifications, limitations or restrictions thereof. The number of authorized shares of Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the voting power of all of the then-outstanding shares of capital stock of the Corporation entitled to vote thereon, without a vote of the holders of the Preferred Stock, or of any series thereof, unless a vote of any such holders is required pursuant to the terms of any Preferred Stock Designation.
C. The Common Stock shall be subject to the express terms of any series of Preferred Stock set forth in the Preferred Stock Designation relating thereto. Each holder of Common Stock shall have one vote in respect of each share of Common Stock held by such holder of record on the books of the Corporation for the election of directors and on all other matters on which stockholders of the Corporation are entitled to vote. The holders of shares of Common Stock shall be entitled to receive, when and if declared by the board of directors, out of the assets of the Corporation which are by law available therefor, dividends payable either in cash, in stock or otherwise.
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FIFTH: The following provisions are inserted for the management of the business and the conduct of the affairs of the Corporation, and for further definition, limitation and regulation of the powers of the Corporation and of its directors and stockholders:
A. The business and affairs of the Corporation shall be managed by or under the direction of the board of directors. In addition to the powers and authority expressly conferred upon them by statute or by this Certificate of Incorporation or the by-laws of the Corporation, the directors are hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation.
B. The directors of the Corporation need not be elected by written ballot unless the by-laws so provide.
C. Subject to the rights of the holders of any series of Preferred Stock, any action required or permitted to be taken by the stockholders of the Corporation must be effected at a duly called annual or special meeting of stockholders of the Corporation and may not be effected by any consent in writing by such stockholders, unless otherwise authorized by the board of directors in its sole discretion acting pursuant to a resolution adopted by a majority of the Whole Board. For purposes of this Certificate of Incorporation, the term “Whole Board” shall mean the total number of authorized directors whether or not there exist any vacancies in previously authorized directorships.
D. Special meetings of stockholders of the Corporation may be called only by the board of directors acting pursuant to a resolution adopted by a majority of the Whole Board or by the Chairman of the Board.
E. An annual meeting of stockholders, for the election of directors to succeed those whose terms expire and for the transaction of such other business as may properly come before the meeting, shall be held at such place, on such date, and at such time as the board of directors shall fix.
SIXTH: A. Subject to the rights of the holders of any series of Preferred Stock to elect additional directors under specified circumstances, the number of directors shall be fixed from time to time exclusively by the board of directors pursuant to a resolution adopted by a majority of the Whole Board. The directors, other than those who may be elected by the holders of any series of Preferred Stock under specified circumstances, shall be divided into three classes, with the term of office of the first class to expire at the Corporation’s first annual meeting of stockholders following the date of adoption of this Certificate of Incorporation, the term of office of the second class to expire at the Corporation’s second annual meeting of stockholders following the date of adoption of this Certificate of Incorporation and the term of office of the third class to expire at the Corporation’s third annual meeting of stockholders following the date of adoption of this Certificate of Incorporation, with each director to hold office until his or her successor shall have been duly elected and qualified. At each annual meeting of stockholders, (i) directors elected to succeed those directors whose terms expire shall be elected for a term of office to expire at the third succeeding annual meeting of stockholders after their election, with each director to hold office until his or her successor shall have been duly elected and qualified; and (ii) if authorized by a resolution of the board of directors, directors may be elected to fill any vacancy on the board of directors, regardless of how such vacancy shall have been created.
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B. A majority of the Whole Board shall constitute a quorum for all purposes at any meeting of the board of directors, and, except as otherwise expressly required by law or by this Certificate of Incorporation, all matters shall be determined by the affirmative vote of a majority of the directors present at any meeting at which a quorum is present.
C. Subject to the rights of the holders of any series of Preferred Stock then outstanding, newly created directorships resulting from any increase in the authorized number of directors or any vacancies in the board of directors resulting from death, resignation, disqualification, removal from office or other cause shall, unless otherwise required by law or by resolution of the board of directors, be filled only by a majority vote of the directors then in office, though less than a quorum (and not by stockholders), and directors so chosen shall serve for a term expiring at the annual meeting of stockholders at which the term of office of the class to which they have been chosen expires, with each director to hold office until his or her successor shall have been duly elected and qualified. No decrease in the authorized number of directors shall shorten the term of any incumbent director.
D. Advance notice of stockholder nominations for the election of directors and of business to be brought by stockholders before any meeting of the stockholders of the Corporation shall be given in the manner provided in the by-laws of the Corporation.
E. Subject to the rights of the holders of any series of Preferred Stock then outstanding, any director, or the entire board of directors, may be removed from office at any time, but only for cause and only by the affirmative vote of the holders of at least seventy-five percent (75%) of the voting power of all of the then-outstanding shares of capital stock of the Corporation then entitled to vote at an election of directors, voting together as a single class.
SEVENTH: The board of directors is expressly empowered to adopt, amend or repeal by-laws of the Corporation. Any adoption, amendment or repeal of the by-laws of the Corporation by the board of directors shall require the approval of a majority of the Whole Board. The stockholders shall also have the power to adopt, amend or repeal the by-laws of the Corporation; provided, however, that, in addition to any vote of the holders of any class or series of stock of the Corporation required by law or by this Certificate of Incorporation, the affirmative vote of the holders of at least seventy-five percent (75%) of the voting power of all of the then-outstanding shares of the capital stock of the Corporation entitled to vote thereon, voting together as a single class, shall be required to adopt, amend or repeal any provision of the by-laws of the Corporation.
EIGHTH: A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director’s duty of loyalty to the Corporation or its stockholders; (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; (iii) under Section 174 of the Delaware General Corporation Law; or (iv) for any transaction from which the director derived an improper personal benefit. If the Delaware General Corporation Law is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the Delaware General Corporation Law, as so amended.
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Any repeal or modification of the foregoing paragraph shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification.
NINTH: The Corporation reserves the right to amend or repeal any provision contained in this Certificate of Incorporation in the manner prescribed by the laws of the State of Delaware and all rights conferred upon stockholders are granted subject to this reservation; provided, however, that, notwithstanding any other provision of this Certificate of Incorporation or any provision of law that might otherwise permit a lesser vote or no vote, but in addition to any vote of the holders of any class or series of stock of this corporation required by law or by this Certificate of Incorporation, the affirmative vote of the holders of at least seventy-five percent (75%) of the voting power of all of the then-outstanding shares of the capital stock of the Corporation entitled to vote thereon, voting together as a single class, shall be required to amend or repeal this Article NINTH, Sections C or D of Article FIFTH, Article SIXTH, Article SEVENTH, or Article EIGHTH.

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Appendix E
Delaware Bylaws

BIORESTORATIVE THERAPIES, INC.
BYLAWS

ARTICLE I – OFFICES
Section 1. Delaware Office. The principal office of the Corporation in the State of Delaware shall be located in the City of ____________________, County of ____________________, and the name and address of its registered agent is ____________________.
Section 2. Other Offices. The Corporation may have such other offices, either within or without the State of Delaware, as the Board of Directors may designate or as the business of the Corporation may from time to time require.
ARTICLE II - STOCKHOLDERS
Section 1. Annual Meeting.
(1) An annual meeting of stockholders for the election of directors and for the transaction of such other business as may properly come before the meeting, shall be held at such place, on such date, and at such time as the Board of Directors shall fix.
(2) Nominations of persons for election to the Board of Directors and the proposal of business to be transacted by the stockholders may be made at an annual meeting of stockholders (a) pursuant to the Corporation’s proxy materials with respect to such meeting, (b) by or at the direction of the Board of Directors, or (c) by any stockholder of record of the Corporation (the “Record Stockholder”) at the time of the giving of the notice required in the following paragraph, who is entitled to vote at the meeting and who has complied with the notice procedures set forth in this section. For the avoidance of doubt, the foregoing clause (c) shall be the exclusive means for a stockholder to make nominations or propose business (other than business included in the Corporation’s proxy materials pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (such act, and the rules and regulations promulgated thereunder, the “Exchange Act”)) at an annual meeting of stockholders.
(3) For nominations or business to be properly brought before an annual meeting by a Record Stockholder pursuant to clause (c) of the foregoing paragraph, (a) the Record Stockholder must have given timely notice thereof in writing to the Secretary of the Corporation, (b) any such business must be a proper matter for stockholder action under Delaware law and (c) the Record Stockholder and the beneficial owner, if any, on whose behalf any such proposal or nomination is made, must have acted in accordance with the representations set forth in the Solicitation Statement (as defined in Section 1(4) below) required by these Bylaws. To be timely, a Record Stockholder’s notice shall be received by the Secretary at the principal executive offices of the Corporation not less than 45 or more than 75 days prior to the one-year anniversary of the date on which the Corporation first mailed its proxy materials for the preceding year’s annual meeting of stockholders; provided, however, that, subject to the last sentence of this Section 1(3), if the meeting is convened more than 30 days prior to or delayed by more than 30 days after the anniversary of the preceding year’s annual meeting, or if no annual meeting was held in the preceding year, notice by the Record Stockholder to be timely must be so received not later than the close of business on the later of (i) the 90th day before such annual meeting or (ii) the 10th day following the day on which public announcement of the date of such meeting is first made. Notwithstanding anything in the preceding sentence to the contrary, in the event that the number of directors to be elected to the Board of Directors is increased and there has been no public announcement naming all of the nominees for director or indicating the increase in the size of the Board of Directors made by the Corporation at least 10 days before the last day a Record Stockholder may deliver a notice of nomination in accordance with the preceding sentence, a Record Stockholder’s notice required by this bylaw shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be received by the Secretary at the principal executive offices of the Corporation not later than the close of business on the 10th day following the day on which such public announcement is first made by the Corporation. In no event shall an adjournment, or postponement of an annual meeting for which notice has been given, commence a new time period for the giving of a Record Stockholder’s notice.
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(4) Such Record Stockholder’s notice shall set forth:
a. if such notice pertains to the nomination of directors, as to each person whom the Record Stockholder proposes to nominate for election or re-election as a director all information relating to such person as would be required to be disclosed in solicitations of proxies for the election of such nominees as directors pursuant to Regulation 14A under the Exchange Act, and such person’s written consent to serve as a director if elected;
b. as to any business that the Record Stockholder proposes to bring before the meeting, a brief description of such business, the reasons for conducting such business at the meeting and any material interest in such business of such Record Stockholder and the beneficial owner, if any, on whose behalf the proposal is made; and
c. as to (1) the Record Stockholder giving the notice and (2) the beneficial owner, if any, on whose behalf the nomination or proposal is made (each, a “party”):
(i) the name and address of each such party;
(ii) (A) the class, series, and number of shares of the Corporation that are owned, directly or indirectly, beneficially and of record by each such party, (B) any option, warrant, convertible security, stock appreciation right, or similar right with an exercise or conversion privilege or a settlement payment or mechanism at a price related to any class or series of shares of the Corporation or with a value derived in whole or in part from the value of any class or series of shares of the Corporation, whether or not such instrument or right shall be subject to settlement in the underlying class or series of capital stock of the Corporation or otherwise (a “Derivative Instrument”) directly or indirectly owned beneficially by each such party, and any other direct or indirect opportunity to profit or share in any profit derived from any increase or decrease in the value of shares of the Corporation, (C) any proxy, contract, arrangement, understanding, or relationship pursuant to which either party has a right to vote, directly or indirectly, any shares of any security of the Corporation, (D) any short interest in any security of the Corporation held by each such party (for purposes of this Section 1(4), a person shall be deemed to have a short interest in a security if such person directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has the opportunity to profit or share in any profit derived from any decrease in the value of the subject security), (E) any rights to dividends on the shares of the Corporation owned beneficially directly or indirectly by each such party that are separated or separable from the underlying shares of the Corporation, (F) any proportionate interest in shares of the Corporation or Derivative Instruments held, directly or indirectly, by a general or limited partnership in which either party is a general partner or, directly or indirectly, beneficially owns an interest in a general partner and (G) any performance-related fees (other than an asset-based fee) that each such party is directly or indirectly entitled to based on any increase or decrease in the value of shares of the Corporation or Derivative Instruments, if any, as of the date of such notice, including without limitation any such interests held by members of each such party’s immediate family sharing the same household (which information set forth in this paragraph shall be supplemented by such stockholder or such beneficial owner, as the case may be, not later than 10 days after the record date for determining the stockholders entitled to vote at the meeting; provided, that if such date is after the date of the meeting, not later than the day prior to the meeting);
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(iii) any other information relating to each such party that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for, as applicable, the proposal and/or the election of directors in a contested election pursuant to Section 14 of the Exchange Act; and
(iv) a statement whether or not each such party will deliver a proxy statement and form of proxy to holders of, in the case of a proposal, at least the percentage of voting power of all of the shares of capital stock of the Corporation required under applicable law to carry the proposal or, in the case of a nomination or nominations, at least the percentage of voting power of all of the shares of capital stock of the Corporation reasonably believed by the Record Stockholder or beneficial holder, as the case may be, to be sufficient to elect the nominee or nominees proposed to be nominated by the Record Stockholder (such statement, a “Solicitation Statement”).
(5) A person shall not be eligible for election or re-election as a director at an annual meeting unless (i) the person is nominated by a Record Stockholder in accordance with Section 1(2)(c) or (ii) the person is nominated by or at the direction of the Board of Directors. Only such business shall be conducted at an annual meeting of stockholders as shall have been brought before the meeting in accordance with the procedures set forth in these Bylaws. The chairman of the meeting shall have the power and the duty to determine whether a nomination or any business proposed to be brought before the meeting has been made in accordance with the procedures set forth in these Bylaws and, if any proposed nomination or business is not in compliance with these Bylaws, to declare that such defectively proposed business or nomination shall not be presented for stockholder action at the meeting and shall be disregarded.
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(6) For purposes of these Bylaws, “public announcement” shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or a comparable national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act.
(7) Notwithstanding the foregoing provisions of this Section 1, a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to matters set forth in this Section 1. Nothing in this Section 1 shall be deemed to affect any rights of stockholders to request inclusion of proposals in the Corporation’s proxy statement pursuant to Rule 14a-8 under the Exchange Act.
Section 2. Special Meetings.
(1) Special meetings of the stockholders, other than those required by statute, may be called at any time by the Board of Directors acting pursuant to a resolution adopted by a majority of the Whole Board or by the Chairman of the Board. For purposes of these Bylaws, the term “Whole Board” shall mean the total number of authorized directors whether or not there exist any vacancies in previously authorized directorships. The Board of Directors may postpone or reschedule any previously scheduled special meeting.
(2) Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting by or at the direction of the Board of Directors. The notice of such special meeting shall include the purpose for which the meeting is called. Nominations of persons for election to the Board of Directors may be made at a special meeting of stockholders at which directors are to be elected (a) by or at the direction of the Board of Directors or (b) by any stockholder of record at the time of giving of notice provided for in this paragraph, who shall be entitled to vote at the meeting and who delivers a written notice to the Secretary setting forth the information set forth in Section 1(4)(a) and 1(4)(c) of this Article II. Nominations by stockholders of persons for election to the Board of Directors may be made at such a special meeting of stockholders only if such stockholder of record’s notice required by the preceding sentence shall be received by the Secretary at the principal executive offices of the Corporation not later than the close of business on the later of the 90th day prior to such special meeting or the 10th day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting. In no event shall an adjournment, or postponement of a special meeting for which notice has been given, commence a new time period for the giving of a stockholder of record’s notice. A person shall not be eligible for election or re-election as a director at a special meeting unless the person is nominated (i) by or at the direction of the Board of Directors or (ii) by a stockholder of record in accordance with the notice procedures set forth in this Article II.
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(3) Notwithstanding the foregoing provisions of this Section 2, a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to matters set forth in this Section 2. Nothing in this Section 2 shall be deemed to affect any rights of stockholders to request inclusion of proposals in the Corporation’s proxy statement pursuant to Rule 14a-8 under the Exchange Act.
Section 3. Notice of Meetings.
Notice of the place, if any, date, and time of all meetings of the stockholders, the means of remote communications, if any, by which stockholders and proxyholders may be deemed to be present in person and vote at such meeting, and the record date for determining the stockholders entitled to vote at the meeting, if such date is different from the record date for determining stockholders entitled to notice of the meeting, shall be given, not less than 10 nor more than 60 days before the date on which the meeting is to be held, to each stockholder entitled to vote at such meeting as of the record date for determining the stockholders entitled to notice of the meeting, except as otherwise provided herein or required by law (meaning, here and hereinafter, as required from time to time by the Delaware General Corporation Law or the Certificate of Incorporation of the Corporation).
When a meeting is adjourned to another time or place, notice need not be given of the adjourned meeting if the time and place, if any, thereof, and the means of remote communications, if any, by which stockholders and proxyholders may be deemed to be present in person and vote at such adjourned meeting, are announced at the meeting at which the adjournment is taken; provided, however, that if the date of any adjourned meeting is more than 30 days after the date for which the meeting was originally noticed, notice of the place, if any, date, and time of the adjourned meeting and the means of remote communications, if any, by which stockholders and proxyholders may be deemed to be present in person and vote at such adjourned meeting, shall be given to each stockholder in conformity herewith. If after the adjournment a new record date for stockholders entitled to vote is fixed for the adjourned meeting, the Board of Directors shall fix a new record date for notice of such adjourned meeting, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors and, except as otherwise required by law, shall not be more than 60 nor less than 10 days before the date of such adjourned meeting, and shall give notice of the adjourned meeting to each stockholder of record entitled to vote at such adjourned meeting as of the record date fixed for notice of such adjourned meeting. At any adjourned meeting, any business may be transacted which might have been transacted at the original meeting.
Section 4. Quorum.
At any meeting of the stockholders, the holders of one-third of the voting power of all of the shares of the stock entitled to vote at the meeting, present in person or by proxy, shall constitute a quorum for all purposes, unless or except to the extent that the presence of a larger number may be required by law or by the rules of any stock exchange upon which the Corporation’s securities are listed. Where a separate vote by a class or classes or series is required, one-third of the voting power of the shares of such class or classes or series present in person or represented by proxy shall constitute a quorum entitled to take action with respect to that vote on that matter.
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If a quorum shall fail to attend any meeting, the chairman of the meeting may adjourn the meeting to another place, if any, date, or time.
Section 5. Organization.
Such person as the Board of Directors may have designated or, in the absence of such a person, the Chairman of the Board or, in his or her absence, the President of the Corporation or, in his or her absence, such person as may be chosen by the holders of a majority of the voting power of the shares entitled to vote who are present, in person or by proxy, shall call to order any meeting of the stockholders and act as chairman of the meeting. In the absence of the Secretary of the Corporation, the secretary of the meeting shall be such person as the chairman of the meeting appoints.
Section 6. Conduct of Business.
The chairman of any meeting of stockholders shall determine the order of business and the procedure at the meeting, including such regulation of the manner of voting and the conduct of discussion as seem to him or her in order. The chairman shall have the power to adjourn the meeting to another place, if any, date and time. The date and time of the opening and closing of the polls for each matter upon which the stockholders will vote at the meeting shall be announced at the meeting.
Section 7. Proxies and Voting.
At any meeting of the stockholders, every stockholder entitled to vote may vote in person or by proxy authorized by an instrument in writing or by a transmission permitted by law filed in accordance with the procedure established for the meeting. Any copy, facsimile telecommunication or other reliable reproduction of the writing or transmission created pursuant to this paragraph may be substituted or used in lieu of the original writing or transmission for any and all purposes for which the original writing or transmission could be used, provided that such copy, facsimile telecommunication or other reproduction shall be a complete reproduction of the entire original writing or transmission.
The Corporation may, and to the extent required by law, shall, in advance of any meeting of stockholders, appoint one or more inspectors to act at the meeting and make a written report thereof. The Corporation may designate one or more alternate inspectors to replace any inspector who fails to act. If no inspector or alternate is able to act at a meeting of stockholders, the person presiding at the meeting may, and to the extent required by law, shall, appoint one or more inspectors to act at the meeting. Each inspector, before entering upon the discharge of his or her duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of his or her ability. Every vote taken by ballots shall be counted by a duly appointed inspector or inspectors.
All elections shall be determined by a plurality of the votes cast, and except as otherwise required by law or the rules of any stock exchange upon which the Corporation’s securities are listed, all other matters shall be determined by a majority of the votes cast affirmatively or negatively. Except as otherwise provided by law, each holder of record of stock of the Corporation entitled to vote on any matter at any meeting of stockholders shall be entitled to one vote for each share of such stock standing in the name of such holder on the stock ledger of the Corporation on the record date for the determination of the stockholders entitled to vote at the meeting.
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Section 8. Stock List.
The officer who has charge of the stock ledger of the Corporation shall, at least 10 days before every meeting of stockholders, prepare and make a complete list of stockholders entitled to vote at any meeting of stockholders, arranged in alphabetical order and showing the address of each such stockholder and the number of shares registered in his or her name. Such list shall be open to the examination of any stockholder for a period of at least 10 days prior to the meeting in the manner provided by law.
A stock list shall also be open to the examination of any stockholder during the whole time of the meeting as provided by law. This list shall presumptively determine (a) the identity of the stockholders entitled to examine such stock list and to vote at the meeting and (b) the number of shares held by each of them.
ARTICLE III - BOARD OF DIRECTORS
Section 1. Number, Election and Term of Directors.
Subject to the rights of the holders of any series of preferred stock to elect additional directors under specified circumstances, the number of directors shall be fixed from time to time exclusively by the Board of Directors pursuant to a resolution adopted by a majority of the Whole Board. The directors, other than those who may be elected by the holders of any series of preferred stock under specified circumstances, shall be divided into three classes, with the term of office of the first class to expire at the Corporation’s first annual meeting of stockholders following the date of adoption of these Bylaws, the term of office of the second class to expire at the Corporation’s second annual meeting of stockholders following the date of adoption of these Bylaws and the term of office of the third class to expire at the Corporation’s third annual meeting of stockholders following the date of adoption of these Bylaws, with each director to hold office until his or her successor shall have been duly elected and qualified. At each annual meeting of stockholders, (i) directors elected to succeed those directors whose terms expire shall be elected for a term of office to expire at the third succeeding annual meeting of stockholders after their election, with each director to hold office until his or her successor shall have been duly elected and qualified and (ii) if authorized by a resolution of the Board of Directors, directors may be elected to fill any vacancy on the Board of Directors, regardless of how such vacancy shall have been created.
Section 2. Newly Created Directorships and Vacancies.
Subject to the rights of the holders of any series of preferred stock then outstanding, newly created directorships resulting from any increase in the authorized number of directors or any vacancies in the Board of Directors resulting from death, resignation, disqualification, removal from office or other cause shall, unless otherwise required by law or by resolution of the Board of Directors, be filled only by a majority vote of the directors then in office, though less than a quorum (and not by stockholders), and directors so chosen shall serve for a term expiring at the annual meeting of stockholders at which the term of office of the class to which they have been chosen expires, with each director to hold office until his or her successor shall have been duly elected and qualified. No decrease in the authorized number of directors shall shorten the term of any incumbent director.
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Section 3. Regular Meetings.
Regular meetings of the Board of Directors shall be held at such place or places, on such date or dates, and at such time or times as shall have been established by the Board of Directors and publicized among all directors. A notice of each regular meeting shall not be required.
Section 4. Special Meetings.
Special meetings of the Board of Directors may be called by the Chairman of the Board, the President or the Board of Directors and shall be held at such place, on such date, and at such time as they or he or she shall fix. Notice of the place, date, and time of each such special meeting shall be given to each director by whom it is not waived by mailing written notice not less than five days before the meeting or by telephone or by telegraphing or telexing or by facsimile or electronic transmission of the same not less than one day before the meeting. For purposes hereof, one day’s notice shall be satisfied by the delivery of such notice as shall result in the director receiving notice by 5:00 p.m., New York City time, on the day immediately preceding the date of the meeting (provided that the time of the meeting is no earlier than 8:00 a.m., New York City time). Unless otherwise indicated in the notice thereof, any and all business may be transacted at a special meeting.
Section 5. Quorum.
A majority of the Whole Board shall constitute a quorum for all purposes at any meeting of the Board of Directors. If a quorum shall fail to attend any meeting, a majority of those present may adjourn the meeting to another place, date, or time, without further notice or waiver thereof.
Section 6. Participation in Meetings By Conference Telephone.
Members of the Board of Directors, or of any committee thereof, may participate in a meeting of such Board of Directors or committee by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other and such participation shall constitute presence in person at such meeting.
Section 7. Conduct of Business.
At any meeting of the Board of Directors, business shall be transacted in such order and manner as the Board of Directors may from time to time determine, and, except as otherwise expressly required by law, all matters shall be determined by the affirmative vote of a majority of the directors present at any meeting at which a quorum is present. Action may be taken by the Board of Directors without a meeting if all members thereof consent thereto in writing or by electronic transmission, and the writing or writings or electronic transmission or transmissions are filed with the minutes of proceedings of the Board of Directors. Such filing shall be in paper form if the minutes are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form.
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Section 8. Compensation of Directors.
Unless otherwise restricted by the certificate of incorporation, the Board of Directors shall have the authority to fix the compensation of the directors. The directors may be paid their expenses, if any, of attendance at each meeting of the Board of Directors and may be paid a fixed sum for attendance at each meeting of the Board of Directors or paid a stated salary or paid other compensation as director. No such payment shall preclude any director from serving the Corporation in any other capacity and receiving compensation therefor. Members of special or standing committees may be allowed compensation for attending committee meetings.
ARTICLE IV - COMMITTEES
Section 1. Committees of the Board of Directors.
The Board of Directors may from time to time designate committees of the Board of Directors, with such lawfully delegable powers and duties as it thereby confers, to serve at the pleasure of the Board of Directors and shall, for those committees and any others provided for herein, elect a director or directors to serve as the member or members, designating, if it desires, other directors as alternate members who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of any member of any committee and any alternate member in his or her place, the member or members of the committee present at the meeting and not disqualified from voting, whether or not he or she or they constitute a quorum, may by unanimous vote appoint another member of the Board of Directors to act at the meeting in the place of the absent or disqualified member.
Section 2. Conduct of Business.
Each committee may determine the procedural rules for meeting and conducting its business and shall act in accordance therewith, except as otherwise provided herein or required by law. Adequate provision shall be made for notice to members of all meetings; a majority of the committee members shall constitute a quorum unless the committee shall consist of one or two members, in which event one member shall constitute a quorum; and all matters shall be determined by a majority vote of the members present. Action may be taken by any committee without a meeting if all members thereof consent thereto in writing or by electronic transmission, and the writing or writings or electronic transmission or transmissions are filed with the minutes of the proceedings of such committee. Such filing shall be in paper form if the minutes are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form.
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ARTICLE V - OFFICERS
Section 1. Generally.
The officers of the Corporation shall consist of a Chairman of the Board, a President, one or more Vice Presidents, a Secretary, a Treasurer and such other officers as may from time to time be appointed by the Board of Directors. Officers shall be elected by the Board of Directors, which shall consider that subject at its first meeting after every annual meeting of stockholders. Each officer shall hold office until his or her successor is elected and qualified or until his or her earlier resignation or removal. Any number of offices may be held by the same person. The salaries of officers elected by the Board of Directors shall be fixed from time to time by the Board of Directors or a committee thereof or by such officers as may be designated by resolution of the Board of Directors.
Section 2. Chairman of the Board.
The Chairman of the Board shall be the chief executive officer of the Corporation. Subject to the provisions of these Bylaws and to the direction of the Board of Directors, he or she shall have the responsibility for the general management and control of the business and affairs of the Corporation and shall perform all duties and have all powers which are commonly incident to the office of chief executive officer or which are delegated to him or her by the Board of Directors. He or she shall have power to sign all stock certificates, contracts and other instruments of the Corporation which are authorized and shall have general supervision and direction of all of the other officers, employees and agents of the Corporation.
Section 3. President.
The President shall be the chief operating officer of the Corporation. He or she shall have general responsibility for the management and control of the operations of the Corporation and shall perform all duties and have all powers which are commonly incident to the office of chief operating officer or which are delegated to him or her by the Board of Directors. Subject to the direction of the Board of Directors and the Chairman of the Board, the President shall have power to sign all stock certificates, contracts and other instruments of the Corporation which are authorized and shall have general supervision of all of the other officers (other than the Chairman of the Board or any Vice Chairman), employees and agents of the Corporation.
Section 4. Vice President.
Each Vice President shall have such powers and duties as may be delegated to him or her by the Board of Directors. One Vice President shall be designated by the Board of Directors to perform the duties and exercise the powers of the President in the event of the President’s absence or disability.
Section 5. Treasurer.
The Treasurer shall have the responsibility for maintaining the financial records of the Corporation. He or she shall make such disbursements of the funds of the Corporation as are authorized and shall render from time to time an account of all such transactions and of the financial condition of the Corporation. The Treasurer shall also perform such other duties as the Board of Directors may from time to time prescribe.
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Section 6. Secretary.
The Secretary shall issue all authorized notices for, and shall keep minutes of, all meetings of the stockholders and the Board of Directors. He or she shall have charge of the corporate books and shall perform such other duties as the Board of Directors may from time to time prescribe.
Section 7. Delegation of Authority.
The Board of Directors may from time to time delegate the powers or duties of any officer to any other officers or agents, notwithstanding any provision hereof.
Section 8. Removal.
Any officer of the Corporation may be removed at any time, with or without cause, by the Board of Directors.
Section 9. Action with Respect to Securities of Other Corporations.
Unless otherwise directed by the Board of Directors, the President or any officer of the Corporation authorized by the President shall have power to vote and otherwise act on behalf of the Corporation, in person or by proxy, at any meeting of stockholders of or with respect to any action of stockholders of any other corporation in which this Corporation may hold securities and otherwise to exercise any and all rights and powers which this Corporation may possess by reason of its ownership of securities in such other corporation.
ARTICLE VI - STOCK
Section 1. Certificates of Stock.
Each holder of stock represented by certificates shall be entitled to a certificate signed by, or in the name of the Corporation by, the President or a Vice President, and by the Secretary or an Assistant Secretary, or the Treasurer or an Assistant Treasurer, certifying the number of shares owned by him or her. Any or all of the signatures on the certificate may be by facsimile.
Section 2. Transfers of Stock.
Transfers of stock shall be made only upon the transfer books of the Corporation kept at an office of the Corporation or by transfer agents designated to transfer shares of the stock of the Corporation. Except where a certificate is issued in accordance with Section 4 of Article VI of these Bylaws, an outstanding certificate for the number of shares involved, if one has been issued, shall be surrendered for cancellation before a new certificate, if any, is issued therefor.
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Section 3. Record Date.
In order that the Corporation may determine the stockholders entitled to notice of any meeting of stockholders or any adjournment thereof, the Board of Directors may, except as otherwise required by law, fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall not be more than 60 nor less than 10 days before the date of such meeting. If the Board of Directors so fixes a date, such date shall also be the record date for determining the stockholders entitled to vote at such meeting unless the Board of Directors determines, at the time it fixes such record date, that a later date on or before the date of the meeting shall be the date for making such determination. If no record date is fixed by the Board of Directors, the record date for determining stockholders entitled to notice of and to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for determination of stockholders entitled to vote at the adjourned meeting, and in such case shall also fix as the record date for stockholders entitled to notice of such adjourned meeting the same or an earlier date as that fixed for determination of stockholders entitled to vote in accordance with the foregoing provisions of this Section 3 at the adjourned meeting.
In order that the Corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than 60 days prior to such action. If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.
Section 4. Lost, Stolen or Destroyed Certificates.
In the event of the loss, theft or destruction of any certificate of stock, another may be issued in its place pursuant to such regulations as the Board of Directors may establish concerning proof of such loss, theft or destruction and concerning the giving of a satisfactory bond or bonds of indemnity.
Section 5. Regulations.
The issue, transfer, conversion and registration of certificates of stock shall be governed by such other regulations as the Board of Directors may establish.
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ARTICLE VII - NOTICES
Section 1. Notices.
If mailed, notice to stockholders shall be deemed given when deposited in the mail, postage prepaid, directed to the stockholder at such stockholder’s address as it appears on the records of the Corporation. Without limiting the manner by which notice otherwise may be given effectively to stockholders, any notice to stockholders may be given by electronic transmission in the manner provided in Section 232 of the Delaware General Corporation Law.
Section 2. Waivers.
A written waiver of any notice, signed by a stockholder or director, or waiver by electronic transmission by such person, whether given before or after the time of the event for which notice is to be given, shall be deemed equivalent to the notice required to be given to such person. Neither the business nor the purpose of any meeting need be specified in such a waiver. Attendance at any meeting shall constitute waiver of notice except attendance for the express purpose of objecting at the beginning of the meeting to the transaction of business because the meeting is not lawfully called or convened.
ARTICLE VIII - MISCELLANEOUS
Section 1. Facsimile Signatures.
In addition to the provisions for use of facsimile signatures elsewhere specifically authorized in these Bylaws, facsimile signatures of any officer or officers of the Corporation may be used whenever and as authorized by the Board of Directors or a committee thereof.
Section 2. Corporate Seal.
The Board of Directors may provide a suitable seal, containing the name of the Corporation, which seal shall be in the charge of the Secretary. If and when so directed by the Board of Directors or a committee thereof, duplicates of the seal may be kept and used by the Treasurer or by an Assistant Secretary or Assistant Treasurer.
Section 3. Reliance upon Books, Reports and Records.
Each director, each member of any committee designated by the Board of Directors, and each officer of the Corporation shall, in the performance of his or her duties, be fully protected in relying in good faith upon the books of account or other records of the Corporation and upon such information, opinions, reports or statements presented to the Corporation by any of its officers or employees, or committees of the Board of Directors so designated, or by any other person as to matters which such director, committee member or officer reasonably believes are within such other person’s professional or expert competence and who has been selected with reasonable care by or on behalf of the Corporation.
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Section 4. Fiscal Year.
The fiscal year of the Corporation shall be as fixed by the Board of Directors.
Section 5. Time Periods.
In applying any provision of these Bylaws which requires that an act be done or not be done a specified number of days prior to an event or that an act be done during a period of a specified number of days prior to an event, calendar days shall be used, the day of the doing of the act shall be excluded, and the day of the event shall be included.
ARTICLE IX - INDEMNIFICATION OF DIRECTORS AND OFFICERS
Section 1. Right to Indemnification.
Each person who was or is made a party or is threatened to be made a party to or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a “proceeding”), by reason of the fact that he or she is or was a director or an officer of the Corporation or is or was serving at the request of the Corporation as a director, officer or trustee of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to an employee benefit plan (hereinafter an “indemnitee”), whether the basis of such proceeding is alleged action in an official capacity as a director, officer or trustee or in any other capacity while serving as a director, officer or trustee, shall be indemnified and held harmless by the Corporation to the fullest extent permitted by Delaware law, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than such law permitted the Corporation to provide prior to such amendment), against all expense, liability and loss (including attorneys’ fees, judgments, fines, ERISA excise taxes or penalties and amounts paid in settlement) reasonably incurred or suffered by such indemnitee in connection therewith; provided, however, that, except as provided in Section 3 of this Article IX with respect to proceedings to enforce rights to indemnification, the Corporation shall indemnify any such indemnitee in connection with a proceeding (or part thereof) initiated by such indemnitee only if such proceeding (or part thereof) was authorized by the Board of Directors of the Corporation.
Section 2. Right to Advancement of Expenses.
In addition to the right to indemnification conferred in Section 1 of this Article IX, an indemnitee shall also have the right to be paid by the Corporation the expenses (including attorneys’ fees) incurred in defending any such proceeding in advance of its final disposition (hereinafter an “advancement of expenses”); provided, however, that, if the Delaware General Corporation Law requires, an advancement of expenses incurred by an indemnitee in his or her capacity as a director or officer (and not in any other capacity in which service was or is rendered by such indemnitee, including, without limitation, service to an employee benefit plan) shall be made only upon delivery to the Corporation of an undertaking (hereinafter an “undertaking”), by or on behalf of such indemnitee, to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal (hereinafter a “final adjudication”) that such indemnitee is not entitled to be indemnified for such expenses under this Section 2 or otherwise.
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Section 3. Right of Indemnitee to Bring Suit.
If a claim under Section 1 or 2 of this Article IX is not paid in full by the Corporation within 60 days after a written claim has been received by the Corporation, except in the case of a claim for an advancement of expenses, in which case the applicable period shall be 20 days, the indemnitee may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim. To the fullest extent permitted by law, if successful in whole or in part in any such suit, or in a suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the indemnitee shall be entitled to be paid also the expense of prosecuting or defending such suit. In (i) any suit brought by the indemnitee to enforce a right to indemnification hereunder (but not in a suit brought by the indemnitee to enforce a right to an advancement of expenses) it shall be a defense that, and (ii) in any suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the Corporation shall be entitled to recover such expenses upon a final adjudication that, the indemnitee has not met any applicable standard for indemnification set forth in the Delaware General Corporation Law. Neither the failure of the Corporation (including its directors who are not parties to such action, a committee of such directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such suit that indemnification of the indemnitee is proper in the circumstances because the indemnitee has met the applicable standard of conduct set forth in the Delaware General Corporation Law, nor an actual determination by the Corporation (including its directors who are not parties to such action, a committee of such directors, independent legal counsel, or its stockholders) that the indemnitee has not met such applicable standard of conduct, shall create a presumption that the indemnitee has not met the applicable standard of conduct or, in the case of such a suit brought by the indemnitee, be a defense to such suit. In any suit brought by the indemnitee to enforce a right to indemnification or to an advancement of expenses hereunder, or brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the burden of proving that the indemnitee is not entitled to be indemnified, or to such advancement of expenses, under this Article IX or otherwise shall be on the Corporation.
Section 4. Non-Exclusivity of Rights.
The rights to indemnification and to the advancement of expenses conferred in this Article IX shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, the Corporation’s Certificate of Incorporation or Bylaws, any agreement, any vote of stockholders or directors or otherwise.
Section 5. Insurance.
The Corporation may maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the Corporation or another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the Delaware General Corporation Law.
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Section 6. Indemnification of Employees and Agents of the Corporation.
The Corporation may, to the extent authorized from time to time by the Board of Directors, grant rights to indemnification and to the advancement of expenses to any employee or agent of the Corporation to the fullest extent of the provisions of this Article with respect to the indemnification and advancement of expenses of directors and officers of the Corporation.
Section 7. Nature of Rights.
The rights conferred upon indemnitees in this Article IX shall be contract rights and such rights shall continue as to an indemnitee who has ceased to be a director, officer or trustee and shall inure to the benefit of the indemnitee’s heirs, executors and administrators. Any amendment, alteration or repeal of this Article IX that adversely affects any right of an indemnitee or its successors shall be prospective only and shall not limit, eliminate, or impair any such right with respect to any proceeding involving any occurrence or alleged occurrence of any action or omission to act that took place prior to such amendment or repeal.
ARTICLE X - AMENDMENTS
In furtherance and not in limitation of the powers conferred by law, the Board of Directors is expressly authorized to adopt, amend and repeal these Bylaws subject to the power of the holders of capital stock of the Corporation to adopt, amend or repeal the Bylaws; provided, however, that, with respect to the power of holders of capital stock to adopt, amend and repeal Bylaws of the Corporation, notwithstanding any other provision of these Bylaws or any provision of law which might otherwise permit a lesser vote or no vote, but in addition to any affirmative vote of the holders of any particular class or series of the capital stock of the Corporation required by law, these Bylaws or any preferred stock, the affirmative vote of the holders of at least 75% of the voting power of all of the then-outstanding shares entitled to vote generally in the election of directors, voting together as a single class, shall be required to adopt, amend or repeal any provision of these Bylaws.

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Appendix F
Dissenters’ Rights

RIGHTS OF DISSENTING OWNERS
NRS 92A.300  Definitions.  As used in NRS 92A.300 to 92A.500, inclusive, unless the context otherwise requires, the words and terms defined in NRS 92A.305 to 92A.335, inclusive, have the meanings ascribed to them in those sections.
(Added to NRS by 1995, 2086)
NRS 92A.305  “Beneficial stockholder” defined.  “Beneficial stockholder” means a person who is a beneficial owner of shares held in a voting trust or by a nominee as the stockholder of record.
(Added to NRS by 1995, 2087)
NRS 92A.310  “Corporate action” defined.  “Corporate action” means the action of a domestic corporation.
(Added to NRS by 1995, 2087)
NRS 92A.315  “Dissenter” defined.  “Dissenter” means a stockholder who is entitled to dissent from a domestic corporation’s action under NRS 92A.380 and who exercises that right when and in the manner required by NRS 92A.400 to 92A.480, inclusive.
(Added to NRS by 1995, 2087; A 1999, 1631)
NRS 92A.320  “Fair value” defined.  “Fair value,” with respect to a dissenter’s shares, means the value of the shares determined:
1.  Immediately before the effectuation of the corporate action to which the dissenter objects, excluding any appreciation or depreciation in anticipation of the corporate action unless exclusion would be inequitable;
2.  Using customary and current valuation concepts and techniques generally employed for similar businesses in the context of the transaction requiring appraisal; and
3.  Without discounting for lack of marketability or minority status.
(Added to NRS by 1995, 2087; A 2009, 1720)
NRS 92A.325  “Stockholder” defined.  “Stockholder” means a stockholder of record or a beneficial stockholder of a domestic corporation.
(Added to NRS by 1995, 2087)
NRS 92A.330  “Stockholder of record” defined.  “Stockholder of record” means the person in whose name shares are registered in the records of a domestic corporation or the beneficial owner of shares to the extent of the rights granted by a nominee’s certificate on file with the domestic corporation.
(Added to NRS by 1995, 2087)
NRS 92A.335  “Subject corporation” defined.  “Subject corporation” means the domestic corporation which is the issuer of the shares held by a dissenter before the corporate action creating the dissenter’s rights becomes effective or the surviving or acquiring entity of that issuer after the corporate action becomes effective.
(Added to NRS by 1995, 2087)
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NRS 92A.340  Computation of interest.  Interest payable pursuant to NRS 92A.300 to 92A.500, inclusive, must be computed from the effective date of the action until the date of payment, at the rate of interest most recently established pursuant to NRS 99.040.
(Added to NRS by 1995, 2087; A 2009, 1721)
NRS 92A.350  Rights of dissenting partner of domestic limited partnership.  A partnership agreement of a domestic limited partnership or, unless otherwise provided in the partnership agreement, an agreement of merger or exchange, may provide that contractual rights with respect to the partnership interest of a dissenting general or limited partner of a domestic limited partnership are available for any class or group of partnership interests in connection with any merger or exchange in which the domestic limited partnership is a constituent entity.
(Added to NRS by 1995, 2088)
NRS 92A.360  Rights of dissenting member of domestic limited-liability company.  The articles of organization or operating agreement of a domestic limited-liability company or, unless otherwise provided in the articles of organization or operating agreement, an agreement of merger or exchange, may provide that contractual rights with respect to the interest of a dissenting member are available in connection with any merger or exchange in which the domestic limited-liability company is a constituent entity.
(Added to NRS by 1995, 2088)
NRS 92A.370  Rights of dissenting member of domestic nonprofit corporation.
1.  Except as otherwise provided in subsection 2, and unless otherwise provided in the articles or bylaws, any member of any constituent domestic nonprofit corporation who voted against the merger may, without prior notice, but within 30 days after the effective date of the merger, resign from membership and is thereby excused from all contractual obligations to the constituent or surviving corporations which did not occur before the member’s resignation and is thereby entitled to those rights, if any, which would have existed if there had been no merger and the membership had been terminated or the member had been expelled.
2.  Unless otherwise provided in its articles of incorporation or bylaws, no member of a domestic nonprofit corporation, including, but not limited to, a cooperative corporation, which supplies services described in chapter 704 of NRS to its members only, and no person who is a member of a domestic nonprofit corporation as a condition of or by reason of the ownership of an interest in real property, may resign and dissent pursuant to subsection 1.
(Added to NRS by 1995, 2088)
NRS 92A.380  Right of stockholder to dissent from certain corporate actions and to obtain payment for shares.
1.  Except as otherwise provided in NRS 92A.370 and 92A.390 and subject to the limitation in paragraph (f), any stockholder is entitled to dissent from, and obtain payment of the fair value of the stockholder’s shares in the event of any of the following corporate actions:
(a) Consummation of a plan of merger to which the domestic corporation is a constituent entity:
(1) If approval by the stockholders is required for the merger by NRS 92A.120 to 92A.160, inclusive, or the articles of incorporation, regardless of whether the stockholder is entitled to vote on the plan of merger; or
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(2) If the domestic corporation is a subsidiary and is merged with its parent pursuant to NRS 92A.180.
(b) Consummation of a plan of conversion to which the domestic corporation is a constituent entity as the corporation whose subject owner’s interests will be converted.
(c) Consummation of a plan of exchange to which the domestic corporation is a constituent entity as the corporation whose subject owner’s interests will be acquired, if the stockholder’s shares are to be acquired in the plan of exchange.
(d) Any corporate action taken pursuant to a vote of the stockholders to the extent that the articles of incorporation, bylaws or a resolution of the board of directors provides that voting or nonvoting stockholders are entitled to dissent and obtain payment for their shares.
(e) Accordance of full voting rights to control shares, as defined in NRS 78.3784, only to the extent provided for pursuant to NRS 78.3793.
(f) Any corporate action not described in this subsection that will result in the stockholder receiving money or scrip instead of a fraction of a share except where the stockholder would not be entitled to receive such payment pursuant to NRS 78.205, 78.2055 or 78.207. A dissent pursuant to this paragraph applies only to the fraction of a share, and the stockholder is entitled only to obtain payment of the fair value of the fraction of a share.
2.  A stockholder who is entitled to dissent and obtain payment pursuant to NRS 92A.300 to 92A.500, inclusive, may not challenge the corporate action creating the entitlement unless the action is unlawful or fraudulent with respect to the stockholder or the domestic corporation.
3.  Subject to the limitations in this subsection, from and after the effective date of any corporate action described in subsection 1, no stockholder who has exercised the right to dissent pursuant to NRS 92A.300 to 92A.500, inclusive, is entitled to vote his or her shares for any purpose or to receive payment of dividends or any other distributions on shares. This subsection does not apply to dividends or other distributions payable to stockholders on a date before the effective date of any corporate action from which the stockholder has dissented. If a stockholder exercises the right to dissent with respect to a corporate action described in paragraph (f) of subsection 1, the restrictions of this subsection apply only to the shares to be converted into a fraction of a share and the dividends and distributions to those shares.
(Added to NRS by 1995, 2087; A 2001, 1414, 3199; 2003, 3189; 2005, 2204; 2007, 2438; 2009, 1721; 2011, 2814)
NRS 92A.390  Limitations on right of dissent: Stockholders of certain classes or series; action of stockholders not required for plan of merger.
1.  There is no right of dissent with respect to a plan of merger, conversion or exchange in favor of stockholders of any class or series which is:
(a) A covered security under section 18(b)(1)(A) or (B) of the Securities Act of 1933, 15 U.S.C. § 77r(b)(1)(A) or (B), as amended;
(b) Traded in an organized market and has at least 2,000 stockholders and a market value of at least $20,000,000, exclusive of the value of such shares held by the corporation’s subsidiaries, senior executives, directors and beneficial stockholders owning more than 10 percent of such shares; or
(c) Issued by an open end management investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940, 15 U.S.C. §§ 80a-1 et seq., as amended, and which may be redeemed at the option of the holder at net asset value,

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Ê unless the articles of incorporation of the corporation issuing the class or series or the resolution of the board of directors approving the plan of merger, conversion or exchange expressly provide otherwise.
2.  The applicability of subsection 1 must be determined as of:
(a) The record date fixed to determine the stockholders entitled to receive notice of and to vote at the meeting of stockholders to act upon the corporate action requiring dissenter’s rights; or
(b) The day before the effective date of such corporate action if there is no meeting of stockholders.
3.  Subsection 1 is not applicable and dissenter’s rights are available pursuant to NRS 92A.380 for the holders of any class or series of shares who are required by the terms of the corporate action requiring dissenter’s rights to accept for such shares anything other than cash or shares of any class or any series of shares of any corporation, or any other proprietary interest of any other entity, that satisfies the standards set forth in subsection 1 at the time the corporate action becomes effective.
4.  There is no right of dissent for any holders of stock of the surviving domestic corporation if the plan of merger does not require action of the stockholders of the surviving domestic corporation under NRS 92A.130.
5.  There is no right of dissent for any holders of stock of the parent domestic corporation if the plan of merger does not require action of the stockholders of the parent domestic corporation under NRS 92A.180.
(Added to NRS by 1995, 2088; A 2009, 1722; 2013, 1285)
NRS 92A.400  Limitations on right of dissent: Assertion as to portions only to shares registered to stockholder; assertion by beneficial stockholder.
1.  A stockholder of record may assert dissenter’s rights as to fewer than all of the shares registered in his or her name only if the stockholder of record dissents with respect to all shares of the class or series beneficially owned by any one person and notifies the subject corporation in writing of the name and address of each person on whose behalf the stockholder of record asserts dissenter’s rights. The rights of a partial dissenter under this subsection are determined as if the shares as to which the partial dissenter dissents and his or her other shares were registered in the names of different stockholders.
2.  A beneficial stockholder may assert dissenter’s rights as to shares held on his or her behalf only if the beneficial stockholder:
(a) Submits to the subject corporation the written consent of the stockholder of record to the dissent not later than the time the beneficial stockholder asserts dissenter’s rights; and
(b) Does so with respect to all shares of which he or she is the beneficial stockholder or over which he or she has power to direct the vote.
(Added to NRS by 1995, 2089; A 2009, 1723)
NRS 92A.410  Notification of stockholders regarding right of dissent.
1.  If a proposed corporate action creating dissenter’s rights is submitted to a vote at a stockholders’ meeting, the notice of the meeting must state that stockholders are, are not or may be entitled to assert dissenter’s rights under NRS 92A.300 to 92A.500, inclusive. If the domestic corporation concludes that dissenter’s rights are or may be available, a copy of NRS 92A.300 to 92A.500, inclusive, must accompany the meeting notice sent to those record stockholders entitled to exercise dissenter’s rights.

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2.  If the corporate action creating dissenter’s rights is taken by written consent of the stockholders or without a vote of the stockholders, the domestic corporation shall notify in writing all stockholders entitled to assert dissenter’s rights that the action was taken and send them the dissenter’s notice described in NRS 92A.430.
(Added to NRS by 1995, 2089; A 1997, 730; 2009, 1723; 2013, 1286)
NRS 92A.420  Prerequisites to demand for payment for shares.
1.  If a proposed corporate action creating dissenter’s rights is submitted to a vote at a stockholders’ meeting, a stockholder who wishes to assert dissenter’s rights with respect to any class or series of shares:
(a) Must deliver to the subject corporation, before the vote is taken, written notice of the stockholder’s intent to demand payment for his or her shares if the proposed action is effectuated; and
(b) Must not vote, or cause or permit to be voted, any of his or her shares of such class or series in favor of the proposed action.
2.  If a proposed corporate action creating dissenter’s rights is taken by written consent of the stockholders, a stockholder who wishes to assert dissenter’s rights with respect to any class or series of shares must not consent to or approve the proposed corporate action with respect to such class or series.
3.  A stockholder who does not satisfy the requirements of subsection 1 or 2 and NRS 92A.400 is not entitled to payment for his or her shares under this chapter.
(Added to NRS by 1995, 2089; A 1999, 1631; 2005, 2204; 2009, 1723; 2013, 1286)
NRS 92A.430  Dissenter’s notice: Delivery to stockholders entitled to assert rights; contents.
1.  The subject corporation shall deliver a written dissenter’s notice to all stockholders of record entitled to assert dissenter’s rights in whole or in part, and any beneficial stockholder who has previously asserted dissenter’s rights pursuant to NRS 92A.400.
2.  The dissenter’s notice must be sent no later than 10 days after the effective date of the corporate action specified in NRS 92A.380, and must:
(a) State where the demand for payment must be sent and where and when certificates, if any, for shares must be deposited;
(b) Inform the holders of shares not represented by certificates to what extent the transfer of the shares will be restricted after the demand for payment is received;
(c) Supply a form for demanding payment that includes the date of the first announcement to the news media or to the stockholders of the terms of the proposed action and requires that the person asserting dissenter’s rights certify whether or not the person acquired beneficial ownership of the shares before that date;
(d) Set a date by which the subject corporation must receive the demand for payment, which may not be less than 30 nor more than 60 days after the date the notice is delivered and state that the stockholder shall be deemed to have waived the right to demand payment with respect to the shares unless the form is received by the subject corporation by such specified date; and
(e) Be accompanied by a copy of NRS 92A.300 to 92A.500, inclusive.
(Added to NRS by 1995, 2089; A 2005, 2205; 2009, 1724; 2013, 1286)
NRS 92A.440  Demand for payment and deposit of certificates; loss of rights of stockholder; withdrawal from appraisal process.

Appendix F Page - 5

1.  A stockholder who receives a dissenter’s notice pursuant to NRS 92A.430 and who wishes to exercise dissenter’s rights must:
(a) Demand payment;
(b) Certify whether the stockholder or the beneficial owner on whose behalf he or she is dissenting, as the case may be, acquired beneficial ownership of the shares before the date required to be set forth in the dissenter’s notice for this certification; and
(c) Deposit the stockholder’s certificates, if any, in accordance with the terms of the notice.
2.  If a stockholder fails to make the certification required by paragraph (b) of subsection 1, the subject corporation may elect to treat the stockholder’s shares as after-acquired shares under NRS 92A.470.
3.  Once a stockholder deposits that stockholder’s certificates or, in the case of uncertified shares makes demand for payment, that stockholder loses all rights as a stockholder, unless the stockholder withdraws pursuant to subsection 4.
4.  A stockholder who has complied with subsection 1 may nevertheless decline to exercise dissenter’s rights and withdraw from the appraisal process by so notifying the subject corporation in writing by the date set forth in the dissenter’s notice pursuant to NRS 92A.430. A stockholder who fails to so withdraw from the appraisal process may not thereafter withdraw without the subject corporation’s written consent.
5.  The stockholder who does not demand payment or deposit his or her certificates where required, each by the date set forth in the dissenter’s notice, is not entitled to payment for his or her shares under this chapter.
(Added to NRS by 1995, 2090; A 1997, 730; 2003, 3189; 2009, 1724)
NRS 92A.450  Uncertificated shares: Authority to restrict transfer after demand for payment.  The subject corporation may restrict the transfer of shares not represented by a certificate from the date the demand for their payment is received.
(Added to NRS by 1995, 2090; A 2009, 1725)
NRS 92A.460  Payment for shares: General requirements.
1.  Except as otherwise provided in NRS 92A.470, within 30 days after receipt of a demand for payment pursuant to NRS 92A.440, the subject corporation shall pay in cash to each dissenter who complied with NRS 92A.440 the amount the subject corporation estimates to be the fair value of the dissenter’s shares, plus accrued interest. The obligation of the subject corporation under this subsection may be enforced by the district court:
(a) Of the county where the subject corporation’s principal office is located;
(b) If the subject corporation’s principal office is not located in this State, in the county in which the corporation’s registered office is located; or
(c) At the election of any dissenter residing or having its principal or registered office in this State, of the county where the dissenter resides or has its principal or registered office.
Ê The court shall dispose of the complaint promptly.
2.  The payment must be accompanied by:
(a) The subject corporation’s balance sheet as of the end of a fiscal year ending not more than 16 months before the date of payment, a statement of income for that year, a statement of changes in the stockholders’ equity for that year or, where such financial statements are not reasonably available, then such reasonably equivalent financial information and the latest available quarterly financial statements, if any;
(b) A statement of the subject corporation’s estimate of the fair value of the shares; and

Appendix F Page - 6

(c) A statement of the dissenter’s rights to demand payment under NRS 92A.480 and that if any such stockholder does not do so within the period specified, such stockholder shall be deemed to have accepted such payment in full satisfaction of the corporation’s obligations under this chapter.
(Added to NRS by 1995, 2090; A 2007, 2704; 2009, 1725; 2013, 1287)
NRS 92A.470  Withholding payment for shares acquired on or after date of dissenter’s notice: General requirements.
1.  A subject corporation may elect to withhold payment from a dissenter unless the dissenter was the beneficial owner of the shares before the date set forth in the dissenter’s notice as the first date of any announcement to the news media or to the stockholders of the terms of the proposed action.
2.  To the extent the subject corporation elects to withhold payment, within 30 days after receipt of a demand for payment pursuant to NRS 92A.440, the subject corporation shall notify the dissenters described in subsection 1:
(a) Of the information required by paragraph (a) of subsection 2 of NRS 92A.460;
(b) Of the subject corporation’s estimate of fair value pursuant to paragraph (b) of subsection 2 of NRS 92A.460;
(c) That they may accept the subject corporation’s estimate of fair value, plus interest, in full satisfaction of their demands or demand appraisal under NRS 92A.480;
(d) That those stockholders who wish to accept such an offer must so notify the subject corporation of their acceptance of the offer within 30 days after receipt of such offer; and
(e) That those stockholders who do not satisfy the requirements for demanding appraisal under NRS 92A.480 shall be deemed to have accepted the subject corporation’s offer.
3.  Within 10 days after receiving the stockholder’s acceptance pursuant to subsection 2, the subject corporation shall pay in cash the amount offered under paragraph (b) of subsection 2 to each stockholder who agreed to accept the subject corporation’s offer in full satisfaction of the stockholder’s demand.
4.  Within 40 days after sending the notice described in subsection 2, the subject corporation shall pay in cash the amount offered under paragraph (b) of subsection 2 to each stockholder described in paragraph (e) of subsection 2.
(Added to NRS by 1995, 2091; A 2009, 1725; 2013, 1287)
NRS 92A.480  Dissenter’s estimate of fair value: Notification of subject corporation; demand for payment of estimate.
1.  A dissenter paid pursuant to NRS 92A.460 who is dissatisfied with the amount of the payment may notify the subject corporation in writing of the dissenter’s own estimate of the fair value of his or her shares and the amount of interest due, and demand payment of such estimate, less any payment pursuant to NRS 92A.460. A dissenter offered payment pursuant to NRS 92A.470 who is dissatisfied with the offer may reject the offer pursuant to NRS 92A.470 and demand payment of the fair value of his or her shares and interest due.
2.  A dissenter waives the right to demand payment pursuant to this section unless the dissenter notifies the subject corporation of his or her demand to be paid the dissenter’s stated estimate of fair value plus interest under subsection 1 in writing within 30 days after receiving the subject corporation’s payment or offer of payment under NRS 92A.460 or 92A.470 and is entitled only to the payment made or offered.
(Added to NRS by 1995, 2091; A 2009, 1726)
Appendix F Page - 7

NRS 92A.490  Legal proceeding to determine fair value: Duties of subject corporation; powers of court; rights of dissenter.
1.  If a demand for payment pursuant to NRS 92A.480 remains unsettled, the subject corporation shall commence a proceeding within 60 days after receiving the demand and petition the court to determine the fair value of the shares and accrued interest. If the subject corporation does not commence the proceeding within the 60-day period, it shall pay each dissenter whose demand remains unsettled the amount demanded by each dissenter pursuant to NRS 92A.480 plus interest.
2.  A subject corporation shall commence the proceeding in the district court of the county where its principal office is located in this State. If the principal office of the subject corporation is not located in this State, the right to dissent arose from a merger, conversion or exchange and the principal office of the surviving entity, resulting entity or the entity whose shares were acquired, whichever is applicable, is located in this State, it shall commence the proceeding in the county where the principal office of the surviving entity, resulting entity or the entity whose shares were acquired is located. In all other cases, if the principal office of the subject corporation is not located in this State, the subject corporation shall commence the proceeding in the district court in the county in which the corporation’s registered office is located.
3.  The subject corporation shall make all dissenters, whether or not residents of Nevada, whose demands remain unsettled, parties to the proceeding as in an action against their shares. All parties must be served with a copy of the petition. Nonresidents may be served by registered or certified mail or by publication as provided by law.
4.  The jurisdiction of the court in which the proceeding is commenced under subsection 2 is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers have the powers described in the order appointing them, or any amendment thereto. The dissenters are entitled to the same discovery rights as parties in other civil proceedings.
5.  Each dissenter who is made a party to the proceeding is entitled to a judgment:
(a) For the amount, if any, by which the court finds the fair value of the dissenter’s shares, plus interest, exceeds the amount paid by the subject corporation; or
(b) For the fair value, plus accrued interest, of the dissenter’s after-acquired shares for which the subject corporation elected to withhold payment pursuant to NRS 92A.470.
(Added to NRS by 1995, 2091; A 2007, 2705; 2009, 1727; 2011, 2815; 2013, 1288)
NRS 92A.500  Assessment of costs and fees in certain legal proceedings.
1.  The court in a proceeding to determine fair value shall determine all of the costs of the proceeding, including the reasonable compensation and expenses of any appraisers appointed by the court. The court shall assess the costs against the subject corporation, except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters acted arbitrarily, vexatiously or not in good faith in demanding payment.
2.  The court may also assess the fees and expenses of the counsel and experts for the respective parties, in amounts the court finds equitable:
(a) Against the subject corporation and in favor of all dissenters if the court finds the subject corporation did not substantially comply with the requirements of NRS 92A.300 to 92A.500, inclusive; or
(b) Against either the subject corporation or a dissenter in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously or not in good faith with respect to the rights provided by NRS 92A.300 to 92A.500, inclusive.

Appendix F Page - 8

3.  If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the subject corporation, the court may award to those counsel reasonable fees to be paid out of the amounts awarded to the dissenters who were benefited.
4.  In a proceeding commenced pursuant to NRS 92A.460, the court may assess the costs against the subject corporation, except that the court may assess costs against all or some of the dissenters who are parties to the proceeding, in amounts the court finds equitable, to the extent the court finds that such parties did not act in good faith in instituting the proceeding.
5.  To the extent the subject corporation fails to make a required payment pursuant to NRS 92A.460, 92A.470 or 92A.480, the dissenter may bring a cause of action directly for the amount owed and, to the extent the dissenter prevails, is entitled to recover all expenses of the suit.
6.  This section does not preclude any party in a proceeding commenced pursuant to NRS 92A.460 or 92A.490 from applying the provisions of N.R.C.P. 68 or NRS 17.115.
(Added to NRS by 1995, 2092; A 2009, 1727)

Appendix F Page - 9

BioRestorative Therapies, Inc.
555 Heritage Drive
Jupiter, Florida  33458
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Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

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VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
KEEP THIS PORTION FOR YOUR RECORDS
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             THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.   DETACH AND RETURN THIS PORTION ONLY

BIORESTORATIVE THERAPIES, INC.

The Board of Directors recommends you vote FOR all of the named nominees.
1. Election of Directors. Nominees: 01) Mark Weinreb 02) A. Jeffrey Radov 03) Joseph B. Swiader 04) Paul J. Tonna	For All □	Withhold All □	For All Except □	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. _____________________________________________

The Board of Directors recommends you vote FOR the following proposal:	For	Against	Abstain
2. To approve an amendment to the Company’s 2010 Equity Participation Plan (the “Plan”) to increase the number of shares of common stock authorized to be issued pursuant to the Plan from 6,000,000 to 20,000,000.

	□	□	□
The Board of Directors recommends you vote FOR the following proposal:	For	Against	Abstain
3. To authorize the reincorporation of the Company in the State of Delaware.	□	□	□
The Board of Directors recommends you vote FOR the following proposal:	For	Against	Abstain
4. To approve the establishment of a classified Board of Directors if and when the Company is reincorporated in the State of Delaware, as set forth in Proposal 3.	□	□	□
The Board of Directors recommends you vote FOR the following proposal:	For	Against	Abstain
5. To approve an amendment to the Company’s Articles of Incorporation to increase the number of shares of common stock authorized to be issued by the Company from 100,000,000 to 200,000,000.	□	□	□
The Board of Directors recommends you vote FOR the following proposal:	For	Against	Abstain
6. To approve an amendment to the Company’s Articles of Incorporation to increase the number of shares of preferred stock authorized to be issued by the Company from 1,000,000 to 5,000,000.	□	□	□
The Board of Directors recommends you vote FOR the following proposal:	For	Against	Abstain
7. To ratify the selection of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014.	□	□	□
The Board of Directors recommends you vote FOR the following proposal:	For	Against	Abstain
8. To authorize the adjournment of the meeting to permit further solicitation of proxies, if necessary or appropriate, if sufficient votes are not represented at the meeting to approve any of the foregoing proposals.

	□	□	□

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR THE ELECTION OF THE NOMINEES AND FOR PROPOSALS 2, 3, 4, 5, 6, 7 AND 8. THE PROXYHOLDER WILL HAVE DISCRETIONARY AUTHORITY TO VOTE ON ANY OTHER MATTER THAT PROPERLY COMES BEFORE THE MEETING.

Signature [Please Sign Within Box] Date	Signature (Joint Owners) Date

ANNUAL MEETING OF STOCKHOLDERS OF

BIORESTORATIVE THERAPIES, INC.

December 19, 2014

Please date, sign and mail

your proxy card in the

envelope provided

as soon as possible.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice and Proxy Statement, Form 10-K for the year ended

December 31, 2013 and Form 10-Q for the period ended June 30, 2014 are available at www.proxyvote.com.

Please detach along perforated line and mail in the envelope provided.

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BIORESTORATIVE THERAPIES, INC.

This Proxy is Solicited on Behalf of the Board of Directors

The undersigned hereby appoints Mark Weinreb as proxy, with the power to appoint his substitute, and hereby authorizes him to represent and vote, as designated on the reverse side, all the shares of common stock of BioRestorative Therapies, Inc. held of record by the undersigned at the close of business on October 24, 2014 at the Annual Meeting of Stockholders to be held on December 19, 2014 or any adjournment thereof.

IF YOU VOTE BY TELEPHONE OR BY INTERNET, DO NOT MAIL THE PROXY CARD. YOUR TELEPHONE OR INTERNET VOTE AUTHORIZES THE NAMED PROXY TO VOTE IN THE SAME MANNER AS YOU VOTED YOUR PROXY CARD. THE TELEPHONE AND INTERNET VOTING FACILITIES WILL CLOSE AT 11:59 P.M. ON DECEMBER 18, 2014.

(Continued and to be signed on the reverse side)